                                                                   EXHIBIT 10.43


                               CREDIT AGREEMENT


                                  Dated as of


                                 July 30, 1999


                                     among


                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.,
                                  as Borrower



                           The Lenders Party Hereto,


                        PNC BANK, NATIONAL ASSOCIATION,
                             as Syndication Agent,


                              ABN AMRO BANK N.V.,
                  as Issuing Bank and as Documentation Agent


                                      And


                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                            as Administrative Agent

                           ________________________

                            CHASE SECURITIES INC.,
                    as Sole Lead Arranger and Book Manager

                               TABLE OF CONTENTS
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ARTICLE I - Definitions..............................................................    1
     SECTION 1.01. Defined Terms.....................................................    1
     SECTION 1.02  Terms Generally...................................................   18
     SECTION 1.03  Accounting Terms; GAAP............................................   19

ARTICLE II - The Credits.............................................................   19
     SECTION 2.01  Commitments.......................................................   19
     SECTION 2.02  Loans and Borrowings..............................................   19
     SECTION 2.03  Requests for Borrowings...........................................   20
     SECTION 2.04  Letters of Credit.................................................   21
     SECTION 2.05  Funding of Borrowings.............................................   25
     SECTION 2.06  Interest Elections................................................   26
     SECTION 2.07  Termination and Reduction of Commitments..........................   27
     SECTION 2.08  Repayment of Loans; Evidence of Debt..............................   29
     SECTION 2.09  Prepayment of Loans...............................................   30
     SECTION 2.10  Fees..............................................................   31
     SECTION 2.11  Interest..........................................................   32
     SECTION 2.12  Taxes.............................................................   32
     SECTION 2.13  Payments Generally; Pro Rata Treatment; Sharing of Set-offs.......   33
     SECTION 2.14  Mitigation Obligations; Replacement of Lenders....................   35

ARTICLE III - Yield Protection and Illegality........................................   36
     SECTION 3.01  Increased Costs...................................................   36
     SECTION 3.02  Alternate Rate of Interest........................................   37
     SECTION 3.03  Illegality........................................................   38
     SECTION 3.04  Treatment of Affected Borrowings..................................   38
     SECTION 3.05  Break Funding Payments............................................   38

ARTICLE IV - Security................................................................   39
     SECTION 4.01  Collateral........................................................   39

ARTICLE V - Representations and Warranties...........................................   41
     SECTION 5.01  Organization; Powers..............................................   41
     SECTION 5.02  Authorization; Enforceability.....................................   41
     SECTION 5.03  Governmental Approvals; No Conflicts..............................   41
     SECTION 5.04  Financial Condition; No Material Adverse Change...................   41
     SECTION 5.05  Properties........................................................   42
     SECTION 5.06  Litigation and Environmental Matters..............................   42
     SECTION 5.07  Compliance with Laws and Agreements...............................   42
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                                      -i-

                               TABLE OF CONTENTS
                                  (Continued)

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     SECTION 5.08  Investment and Holding Company Status.............................   43
     SECTION 5.09  Taxes.............................................................   43
     SECTION 5.10  ERISA.............................................................   43
     SECTION 5.11  Disclosure........................................................   43
     SECTION 5.12  Year 2000.........................................................   44
     SECTION 5.13  Indebtedness......................................................   44
     SECTION 5.14  Subsidiaries......................................................   44
     SECTION 5.15  Inventory.........................................................   44
     SECTION 5.16  Patents, Trademarks and Copyrights................................   44
     SECTION 5.17  Margin Securities.................................................   45
     SECTION 5.18  Labor Matters.....................................................   45
     SECTION 5.19  Solvency..........................................................   45
     SECTION 5.20  Burdensome Agreements.............................................   45
     SECTION 5.21  Collateral Value..................................................   46

ARTICLE VI - Conditions..............................................................   46
     SECTION 6.01  Effective Date....................................................   46
     SECTION 6.02  Each Credit Event.................................................   49

ARTICLE VII - Affirmative Covenants..................................................   50
     SECTION 7.01  Financial Statements and Other Information........................   50
     SECTION 7.02  Notices of Material Events........................................   51
     SECTION 7.03  Existence; Conduct of Business....................................   52
     SECTION 7.04  Payment of Obligations............................................   52
     SECTION 7.05  Maintenance of Properties.........................................   52
     SECTION 7.06  Books and Records; Inspection Rights..............................   52
     SECTION 7.07  Insurance.........................................................   52
     SECTION 7.08  Compliance with Laws..............................................   53
     SECTION 7.09  Use of Proceeds and Letters of Credit.............................   53
     SECTION 7.10  Compliance with Agreements........................................   53
     SECTION 7.11  Further Assurances................................................   53

ARTICLE VIII - Negative Covenants....................................................   53
     SECTION 8.01  Indebtedness......................................................   54
     SECTION 8.02  Liens.............................................................   55
     SECTION 8.03  Fundamental Changes...............................................   55
     SECTION 8.04  Investments, Loans, Advances, Guarantees and Acquisitions.........   56
     SECTION 8.05  Hedging Agreements................................................   57

                               TABLE OF CONTENTS
                                  (Continued)

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
     SECTION 8.06  Restricted Payments.....................................................  57
     SECTION 8.07  Transactions with Affiliates............................................  57
     SECTION 8.08  Restrictive Agreements..................................................  57
     SECTION 8.09  Disposition of Assets...................................................  57
     SECTION 8.10  Sale and Leaseback......................................................  59
     SECTION 8.11  Accounting..............................................................  59
     SECTION 8.12  Subordinated Indebtedness...............................................  59
     SECTION 8.13  Most Favored Lender Status..............................................  59

ARTICLE IX - Financial Covenants...........................................................  59
     SECTION 9.01  Consolidated Leverage Ratio.............................................  59
     SECTION 9.02  Consolidated Interest Coverage Ratio....................................  60
     SECTION 9.03  Consolidated Net Worth..................................................  60
     SECTION 9.04  Capital Expenditures....................................................  60

ARTICLE X - Events of Default..............................................................  60
     SECTION 10.01  Default................................................................  60

ARTICLE XI - The Administrative Agent......................................................  63

ARTICLE XII - Miscellaneous................................................................  65
     SECTION 12.01  Notices................................................................  65
     SECTION 12.02  Waivers; Amendments....................................................  66
     SECTION 12.03  Expenses; Indemnity; Damage Waiver.....................................  67
     SECTION 12.04  Successors and Assigns.................................................  69
     SECTION 12.05  Survival...............................................................  71
     SECTION 12.06  Counterparts; Effectiveness............................................  71
     SECTION 12.07  Severability...........................................................  72
     SECTION 12.08  Right of Setoff........................................................  72
     SECTION 12.09  GOVERNING LAW; VENUE; SERVICE OF PROCESS...............................  72
     SECTION 12.10  WAIVER OF JURY TRIAL...................................................  73
     SECTION 12.11  Headings...............................................................  73
     SECTION 12.12  Confidentiality........................................................  73
     SECTION 12.13  Maximum Interest Rate..................................................  74
     SECTION 12.14  Non-Application of Chapter 346 of Texas Finance Code...................  74
     SECTION 12.15  NO ORAL AGREEMENTS.....................................................  74
     SECTION 12.16  No Fiduciary Relationship..............................................  74
     SECTION 12.17  Construction...........................................................  75

                               CREDIT AGREEMENT
                               ----------------


          THIS CREDIT AGREEMENT (this "Agreement") dated as of July 30, 1999,
                                       ---------
among GLOBAL INDUSTRIAL TECHNOLOGIES, INC., as Borrower, the LENDERS party hereto, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent, PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent, and ABN AMRO BANK N.V., as Issuing Bank and as Documentation Agent.

          The parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.1.  Defined Terms. As used in this Agreement, the following
                        -------------
terms have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Additional Covenant" shall mean any affirmative or negative covenant
           -------------------
or similar restriction applicable to the Borrower or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of the covenants in Articles VII, VIII and IX of this Agreement, or related definitions in Article I of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of the Indebtedness created or evidenced by the document in which such covenant or restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of the covenants in Articles VII, VIII and IX of this Agreement, or related definitions in Article I of this Agreement.

          "Additional Default" means any provision contained in any document or
           ------------------
instrument creating or evidencing Indebtedness of the Borrower or any Subsidiary which permits the holder or holders of such Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Borrower or any Subsidiary to purchase such Indebtedness prior to the stated maturity thereof and which either (i) is similar to the Defaults and Events of Default contained in Article X of this Agreement, or related definitions in Article I in this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holders of such other Indebtedness (and such provisions shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of the Defaults and Events of Default contained in Article X of this Agreement, or related definitions in Article I of this Agreement.

          "Adjusted EBITDA" means, for each period of determination, the sum of
           ---------------
the following for the Borrower and its Subsidiaries on a consolidated basis:

          (A)  EBITDA for such period, plus

          (B)  the Agreed Expense Reduction Amount.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means Chase Bank of Texas, National
           --------------------
Association, in its capacity as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Agents" means, collectively, the Administrative Agent, the
           ------
Syndication Agent and the Documentation Agent.

          "Agreed Expense Reduction Amount" means, with respect to the
           -------------------------------
calculation of Adjusted EBITDA for any period, expenses, not to exceed the amounts specified on Schedule 1.01 for such period, that were incurred by the Borrower and its Subsidiaries prior to June 30, 1999 and were actually deducted in arriving at EBITDA for such period but will not occur in subsequent periods due to cost reductions related to the acquisition of A.P. Green Industries, Inc. and its Subsidiaries.

          "Aken" means Harbison-Walker Refractories GmbH, formerly Magnesitwerk
           ----
Aken GmbH.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greatest of (a) the Prime Rate in effect on such day, (b) the CD Rate plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 0.5%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the CD Rate or the Federal Funds Effective Rate, respectively.

          "Alternate Currency" means any currency other than dollars that is
           ------------------
deemed by the Issuing Bank, in its sole discretion, to be tradable.

          "Applicable Margin" means (a) a per annum percentage rate equal to
           -----------------
1.0% with respect to any ABR Loan and (b) a per annum percentage rate equal to 2.5% with respect to any Eurodollar Loan.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------
percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04), and accepted by the Administrative Agent, in the form of Exhibit "K" or any other form approved by the Administrative Agent.

          "Available Amount" means the amount equal to the total Commitments
           ----------------
minus Revolving Credit Exposure.

          "Availability Period" means the period from and including the
           -------------------
Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Global Industrial Technologies, Inc., a Delaware
           --------
corporation.

          "Borrower Security Agreement" means the Security Agreement of the
           ---------------------------
Borrower in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, in substantially the form of Exhibit "D" hereto, as the same may be amended, supplemented or modified from time to time.

          "Borrowing" means Revolving Loans of the same Type, made, converted or
           ---------
continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "Borrowing Request Form"  means a certificate in substantially the
           ----------------------
form of Exhibit "B", properly completed and signed by the Borrower requesting a Borrowing or a conversion or continuation of a Borrowing.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, and for any period, all capital
           --------------------
expenditures as determined in accordance with GAAP and in any event shall include, but not be limited to, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized for the consolidated balance sheet of the Borrower and its Subsidiaries) by the Borrower and its Subsidiaries during such period for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) or otherwise included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of the Borrower and its Subsidiaries.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "CD Rate" means the secondary market rate for three-month certificates
           -------
of deposit (adjusted for statutory reserve requirements).

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, provided however that with respect to the cash tender offer made by HAC pursuant to the RHI Merger Agreement no Change in Control shall be deemed to have occurred unless and until such tender offer has been consummated by HAC accepting and making payment for tendered shares, which consummation is contemplated to occur concurrently with the closing of the merger of HAC into Borrower pursuant to the RHI Merger Agreement; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 3.01(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" has the meaning specified in Section 4.01.
           ----------

          "Collateral  Agent" means Chase Bank of Texas, National Association,
           -----------------
as Collateral Agent for the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt.

          "Commitment" means, with respect to each Lender, the commitment of
           ----------
such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $120,000,000.

          "Compliance Certificate" means a certificate of a Financial Officer of
           ----------------------
the Borrower, in the form of Exhibit "J" hereto.

          "Consolidated Interest Coverage Ratio" means, as of the last day of
           ------------------------------------
any fiscal quarter of the Borrower, the ratio of (a) Adjusted EBITDA for the 12-month period ending on such day to (b) cash interest expense of the Borrower and its Subsidiaries for the 12-month period ending on such day.

          "Consolidated Leverage Ratio" means, as of the last day of any fiscal
           ---------------------------
quarter of the Borrower,  the ratio of (a) Funded Debt as of such last day to
(b) Adjusted EBITDA for the 12-month period ending on such day; provided, however, that for purposes of this definition Funded Debt shall not include the non-recourse Indebtedness of Aken existing as of the Effective Date, and Adjusted EBITDA shall not include EBITDA of Aken or any portion of the Agreed Expense Reduction Amount attributable to Aken.

          "Consolidated Net Worth" means, at any particular time, all amounts
           ----------------------
which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Contribution and Indemnification Agreement" means a contribution and
           ------------------------------------------
indemnification agreement of the Borrower and each Guarantor, in substantially the form of Exhibit "H", as the same may be amended, supplemented, or modified from time to time.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 5.06.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Documentation Agent" means ABN AMRO Bank N.V., in its capacity as
           -------------------
documentation agent for the Lenders hereunder.

          "EBITDA" means, for each period of determination, the sum of (a)
           ------
consolidated net income of the Borrower and its Subsidiaries for such period (whether positive or negative), plus, (b) each of the following to the extent actually deducted in arriving at consolidated net income for such period and without duplication: depreciation, amortization, taxes, and interest expense of the Borrower and its Subsidiaries for such period, minus (c) gains from the sale of fixed assets not in the ordinary course of business, plus (d) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, losses from the sale of fixed assets not in the ordinary course of business, minus (e) extraordinary gains determined in accordance with GAAP, plus (f) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, extraordinary losses determined in accordance with GAAP, plus (g) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, noncash charges incurred by the Borrower and its Subsidiaries in the fiscal quarters ending September 30, 1998, December 31, 1998 and March 31, 1999 only.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equivalent Amount" means the equivalent in dollars of any Alternate
           -----------------
Currency. For purposes of this Agreement, each Equivalent Amount shall be determined by using the quoted spot rate at which the Issuing Bank, the Administrative Agent or any of their respective affiliates offers to exchange dollars for such Alternate Currency at 11:00 a.m. Dallas, Texas time on the date on which such equivalent is to be determined pursuant to the provisions of this Agreement. The Equivalent Amount of each outstanding Letter of Credit issued in Alternate Currency shall be recalculated hereunder by the Issuing Bank on each date it is necessary to determine the LC Exposure, including the date of each requested Borrowing and the date of issuance, amendment, renewal or extension of any Letter of Credit. The Equivalent amount of each outstanding Letter of Credit issued in Alternate Currency shall be recalculated by the Issuing Bank on each day that the Available Amount is $4,000,000 or less. The Equivalent Amount of each LC Disbursement (and of any portion thereof reimbursed by the Borrower but required to be refunded for any reason) shall be determined by the Issuing Bank as of the date such LC Disbursement is made.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article X.
           ----------------

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.14(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.12(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.12(a).

          "Existing Credit Agreement" means that certain Credit Agreement dated
           -------------------------
as of August 31, 1998, among the Borrower, GPX Corp., Chase Bank of Texas, National Association, as administrative agent, and the other parties thereto, as amended by that certain First Amendment to Credit Agreement dated as of March 5, 1999.

          "Existing Letters of Credit" means the letters of credit described on
           --------------------------
     Schedule 2.04.

          "Existing ABN Letters of Credit" means the Existing Letters of Credit
           ------------------------------
issued by ABN AMRO Bank N.V.

          "Existing PNC Letters of Credit" means the Existing Letters of Credit
           ------------------------------
issued by PNC.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Funded Debt" means, at any particular time, the sum of the following,
           -----------
calculated on a consolidated basis for the Borrower and its Subsidiaries without duplication: (a) all obligations for borrowed money (as a direct obligor on a promissory note, bond, debenture or other similar instrument), plus (b) all Capital Lease Obligations (other than the interest component of such obligations), plus (c) all obligations for the deferred purchase price of the property excluding (i) trade accounts payable of such Person arising in the ordinary course of business and (ii) obligations for earnout payments which are contingent on performance in connection with the acquisition of a business.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantors" means all of the Material Subsidiaries of the Borrower as
           ----------
of the Effective Date and each other Subsidiary that at any time executes a Guaranty in favor of the Agents and the Lenders.

          "Guaranty" means the guaranty agreement of each Guarantor in favor of
           --------
the Agents, the Issuing Bank and the Lenders, in substantially the form of Exhibit "G" hereto, as the same may be amended, supplemented, or modified from time to time.

          "HAC" means Heat Acquisition Corp., a Delaware corporation and a
           ---
wholly-owned indirect subsidiary of RHI.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(k) payment obligations with respect to Hedging Agreements, provided that for purposes of this definition, the amount of the obligation of any Person under any Hedging Agreement shall be the amount determined, in respect thereof as of the end of the most recently ended fiscal quarter of such Person, based on the assumption that such Hedging Agreement has terminated at the end of such fiscal quarter, and in making such determination, if such Hedging Agreement provides for the netting of amounts payable by and to each party thereto or if any Hedging Agreement provides for the simultaneous payment of amounts by and to each party, then in each such case, the amount of such obligation shall be the net amount so determined. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Intercreditor Agreement" means the Intercreditor Agreement among the
           -----------------------
Administrative Agent, Collateral Agent, Lenders, the Issuing Bank, The Prudential Insurance Company of America, U.S. Private Placement Fund, Principal Life Insurance Company, the other holders of the Senior Note Debt, the Borrower and the Material Subsidiaries, in form and substance satisfactory to the Administrative Agent, as the same may be amended, restated, supplemented or modified from time to time.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Borrowing in accordance with Section 2.06.

          "Interest Payment Date" means (a) with respect to any ABR Loan, the
           ---------------------
last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

          "Interest Period" means, with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, and provided, that (i) if any Interest
                                           --------
Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means ABN AMRO Bank N.V. in its capacity as the issuer
           ------------
of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.04(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Jeffrey" means the Jeffrey Woodruff Division of Global Processing
           -------
Systems, Inc., a Subsidiary of the Borrower.

          "Jeffrey Disposition" means the disposition of all or substantially
           -------------------
all of the assets of Jeffrey.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time, including the Equivalent Amount of the undrawn amount of each outstanding Letter of Credit issued in Alternate Currency, plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time, including the Equivalent Amount of each unreimbursed LC Disbursement made in

Alternate Currency. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Letter of Credit Request Form" means a certificate, in substantially
           -----------------------------
the form of Exhibit "C" hereto, properly completed and signed by the Borrower requesting the issuance of a Letter of Credit (or the amendment, renewal, or extension of an outstanding Letter of Credit).

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------
Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement and all promissory notes,
           --------------
security agreements, pledge agreements, deeds of trust, assignments, letters of credit, letter of credit applications, guaranties, intercreditor agreements, collateral sharing agreements, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to pay and perform any of the Obligations, (c) any of the rights of or benefits available to any of the Agents and Lenders under this Agreement or any of the other Loan Documents, or (d) the validity or enforceability of this Agreement or any of the other Loan Documents.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the amount of its payment obligations thereunder determined as provided in clause (k) of the definition of "Indebtedness" set forth in this Section 1.1.

          "Material Subsidiaries" means, collectively, the Subsidiaries listed
           ---------------------
on Schedule 5.14 which are designated as Material Subsidiaries on the Effective Date, together with any other Subsidiary that is a borrower of or Guarantees the Senior Note Debt.

          "Maturity Date" means June 30, 2000.
           -------------

          "Maximum Rate" means, at any time and with respect to any Lender, the
           ------------
maximum rate of interest under applicable law that such Lender may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with, Article 5069-1D.001 et seq., Vernon's Texas Civil Statutes.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Net Book Value" of any asset means the book value of such asset,
           --------------
minus depreciation of such asset.

          "Net Proceeds" from any issuance, sale or other disposition of any
           ------------
shares of equity securities (or any securities convertible or exchangeable for such shares, or any rights, warrants, or options to subscribe for or purchase any such shares) means the amount equal to (a) the aggregate gross proceeds of such issuance, sale or other disposition, less (b) the following reasonable fees and expenses: (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and legal expenses payable by the issuer in connection with such issuance, sale or other disposition.

          "Note" means a promissory note of the Borrower payable to the order of
           ----
a Lender, in substantially the form of Exhibit "A" hereto, and all extensions, renewals, and modifications thereof and all substitutions therefor.

          "Note Agreements" means, collectively, (i) the Note Agreement dated as
           ---------------
of January 31, 1996, by and among the Borrower, The Prudential Insurance Company of America and Principal Life Insurance Company (formerly known as Principal Mutual Life Insurance Company), (ii) the Note Agreement dated as of June 30, 1998, by and among the Borrower, The Prudential Insurance Company of America and U.S. Private Placement Fund, and (iii) the Note Agreement dated as of October 2, 1998, by and between the Borrower and The Prudential Insurance Company of America, as such Note Agreements have been and may be amended, supplemented or modified from time to time.

          "Obligations" means all obligations, indebtedness, and liabilities of
           -----------
the Borrower to the Agents and the Lenders, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several (including, without limitation, all of the Borrower's contingent reimbursement obligations in respect of Letters of Credit), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Permitted Encumbrances" means:
           ----------------------

               (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 7.04;

               (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 7.04;

               (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations or insurance requirements;

               (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

               (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article X; and

               (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

provided that the term "Permitted Encumbrances" shall not include any Lien
--------
securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

               (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

               (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

               (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

               (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan subject to the
           ----
provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" means the Pledge Agreement of the Borrower in favor
           ----------------
of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, in substantially the form of Exhibit "F" hereto, as the same may be amended, supplemented or modified from time to time.

          "PNC" means PNC Bank, National Association.
           ---

          "Pledged Stock" means all shares of capital stock of A.P. Green
           -------------
Industries, Inc. and of Harbison-Walker Refractories Company, now owned or hereafter acquired by the Borrower, which Pledged Stock shall constitute 100% of the issued and outstanding capital stock of such entities.

          "Prime Rate" means the rate of interest per annum announced from time
           ----------
to time by the Administrative Agent as its prime rate in effect at its principal office in Houston, Texas; each change in the Prime Rate shall be effective from and including the date such change is announced as being effective.

          "Register" has the meaning set forth in Section 12.04.
           --------

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Reportable Event" means any of the events set forth in Section 4043
           ----------------
of ERISA.

          "Required Lenders" means, at any time, Lenders having Revolving Credit
           ----------------
Exposures and unused Commitments representing more than 66-2/3% of the sum of the total Revolving Credit Exposures and unused Commitments at such time.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

          "Revolving Credit Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

          "Revolving Loan" means a Loan made pursuant to Section 2.03.
           --------------

          "RHI" means RHI AG, a corporation organized under the laws of Austria.
           ---

          "RHI Merger Agreement" means that certain Agreement and Plan of Merger
           --------------------
dated as of July 12, 1999, among RHI, HAC and Borrower, as the same may be amended, supplemented or modified from time to time.

          "S&P" means Standard & Poor's.
           ---

          "Senior Note Debt" means the indebtedness evidenced by the Senior
           ----------------
Notes issued pursuant to the Note Agreements described on Schedule 8.01(b) in the aggregate principal amount not to exceed $155,904,149.58.

          "Senior Notes" means, collectively, the promissory notes executed by
           ------------
the Borrower in connection with the Note Agreements.

          "Shred-Tech" means the Shred-Tech Division of Global-GIX Canada Inc.,
           ----------
a Subsidiary of Borrower.

          "Shred-Tech Disposition" means the disposition of all or substantially
           ----------------------
all of the assets of Shred-Tech.

          "Solvent" means, as to any Person, that (a) the aggregate fair market
           -------
value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Indebtedness as such Indebtedness matures, and (c) it does not have unreasonably small capital to conduct its business.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" means, with respect to any Person (the "parent") at any
           ----------                                          ------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.
           ----------

          "Subsidiary Security Agreement" means the Security Agreement of the
           -----------------------------
Material Subsidiaries in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, in substantially the form of Exhibit "E" hereto, as the same may be amended, supplemented or modified from time to time.

          "Syndication Agent" means PNC Bank, National Association, in its
           -----------------
capacity as syndication agent for the Lenders hereunder.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Transactions" means the execution, delivery and performance by the
           ------------
Borrower of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
Texas.

          SECTION 1.2  Terms Generally. The definitions of terms herein shall
                       ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          SECTION 1.3  Accounting Terms; GAAP. Except as otherwise expressly
                       ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                   --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II

                                  The Credits
                                  -----------

          SECTION 2.1  Commitments. Subject to the terms and conditions set
                       -----------
forth herein, each Lender agrees to make Revolving Loans to the Borrower in dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment, or (b) the sum of the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

          SECTION 2.2  Loans and Borrowings.
                       --------------------

          (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are
                            --------
     several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Sections 3.02, 3.03 and 3.04, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the
           --------
     obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $2,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000 provided that an ABR Borrowing may be in an aggregate amount
                --------
     that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be
                                   --------
     more than a total of 15 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.3  Requests for Borrowings. To request a Borrowing, the
                       -----------------------
Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., Dallas, Texas time, on the same Business Day as the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request by means of a Borrowing Request Form signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i)   the aggregate amount of the requested Borrowing;

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
          Section 2.05.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.4  Letters of Credit.
                       -----------------

          (a) General.  Subject to the terms and conditions set forth herein,
              -------
the Borrower may request the issuance of Letters of Credit denominated and payable in dollars or any Alternate Currency for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain
              ----------------------------------------------------------
Conditions. To request the issuance of a Letter of Credit (or the amendment,
----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice by means of a Letter of Credit Request Form requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency (either dollars or a specified Alternate Currency) of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $20,000,000, (ii) the Equivalent Amount of LC Exposure in Alternate Currency shall not exceed $4,000,000, and (iii) the sum of the total Revolving Credit Exposures shall not exceed the total Commitments. As of the Effective Date, the Existing Letters of Credit shall each be deemed to be issued and outstanding Letters of Credit under this Agreement.

          (c) Expiration Date.  Each Letter of Credit shall expire at or prior
              ---------------
to the close of business on the date one year after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension). Letters of Credit shall not expire after the close of business on the date that is five Business Days prior to the Maturity Date, except for Existing Letters of Credit having expirations beyond such date, which shall not exceed $6,500,000. With respect to each Existing Letter of Credit expiring after the close of business on the date that is five Business Days prior to the Maturity Date, Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Issuing Bank and the Lenders, on or before the date which is five Business Days prior to the Maturity Date, an amount in cash in dollars equal to the face amount of such Existing Letters of Credit, including the Equivalent Amount of the face amount of each such Existing Letter of Credit issued in Alternate Currency, to be held by the Administrative Agent as Collateral for the payment and performance of the Obligations. From time to time thereafter, the Borrower shall deposit in such account such additional amounts in dollars as shall be required by the Administrative Agent due to increases in the Equivalent Amount of such Existing Letters of Credit issued in Alternate Currency.

          (d) Participations.  By the issuance of a Letter of Credit (or an
              --------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. As of the Effective Date, the Existing ABN Letters of Credit shall be deemed to be Letters of Credit issued hereunder. Immediately on and as of the Effective Date and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in each Existing ABN Letter of Credit equal to such Lender's Applicable Percentage of the aggregate
amount available to be drawn under such Existing ABN Letter of Credit.   Subject
to the terms and provisions set forth herein, on the Effective Date, or as soon as practicable thereafter, the Issuing Bank shall issue replacement Letters of Credit in exchange for the Existing PNC Letters of Credit. Upon such issuance and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in each such replacement Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such replacement Letter of Credit. In the event the Existing PNC Letters of Credit are not replaced with Letters of Credit issued hereunder on the Effective Date, (i) as of the Effective Date, the Existing PNC Letters of Credit shall be deemed to be Letters of Credit issued hereunder, and (ii) immediately on and as of the Effective Date and without any further action on the part of PNC or any of the other Lenders, PNC hereby grants to each Lender, and each Lender hereby acquires from PNC, a participation in each Existing PNC Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Existing PNC Letter of Credit. Until such time as the Existing PNC Letters of Credit are replaced with Letters of Credit issued by the Issuing Bank hereunder, PNC shall have the same rights hereunder with regard to the Existing PNC Letters of Credit as the Issuing Bank has with regard to Letters of Credit, and each reference herein to the "Issuing Bank" shall be deemed to include PNC as issuer of the Existing PNC Letters of
Credit.   In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, in dollars (a) such Lender's Applicable Percentage of each LC Disbursement made in dollars by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment made by the Borrower in dollars and required to be refunded to the Borrower for any reason, and (b) such Lender's Applicable Percentage of the Equivalent Amount of each LC Disbursement made in any Alternate Currency by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of the Equivalent Amount of any reimbursement payment made by the Borrower in any Alternate Currency and required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph will continue after the Maturity Date with respect to Letters of Credit outstanding on and after the Maturity Date regardless of whether cash collateral is provided pursuant to Section 2.04(c).

          (e) Reimbursement.  If the Issuing Bank shall make any LC Disbursement
              -------------
in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Issuing Bank an amount equal to such LC Disbursement in dollars, not later than 12:00 noon, Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Dallas, Texas time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Dallas, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, (A) the Borrower may pay the amount of such LC Disbursement in
--------
the Alternate Currency of such LC Disbursement if such amount is paid to the Issuing Bank not later than 12:00 noon, Dallas, Texas time, on the Business Day before the date such LC Disbursement is due to the Letter of Credit beneficiary, and (B) if such LC Disbursement (or the Equivalent Amount of any LC Disbursement made in any Alternate Currency) is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing in dollars in an amount equal to such LC Disbursement or the Equivalent Amount thereof, as the case may be, and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Issuing Bank shall notify the Administrative Agent and each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof in dollars and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent in dollars its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment
                                      ------- --------
obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing

Bank in dollars the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (f) Obligations Absolute.  The Borrower's obligation to reimburse LC
              --------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder.
Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g) Disbursement Procedures.  The Issuing Bank shall, promptly
              -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

          (h) Interim Interest.  If the Issuing Bank shall make any LC
              ----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof (or unpaid Equivalent Amount thereof in the case of any LC Disbursement made in any Alternate Currency) shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement
       --------
when due pursuant to paragraph (e) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i) Replacement of the Issuing Bank.  The Issuing Bank may be replaced
              --------------------------------
at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j) Cash Collateralization.  If any Event of Default shall occur and
              -----------------------
be continuing, (i) on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash in dollars equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon, and (ii) thereafter, the Borrower shall deposit in such account such additional amounts in dollars as Administrative Agent may require due to subsequent increases in the Equivalent Amount of LC Exposure in Alternate Currency; provided that the
                                                            --------
obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article X. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Required Lenders), be applied to satisfy other Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

          SECTION 2.5  Funding of Borrowings.
                       ---------------------

          (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Dallas, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Dallas, Texas and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to
                                              --------
finance the reimbursement of an LC Disbursement as provided in Section 2.04(e) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the

Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.6  Interest Elections.
                       ------------------

          (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request by means of a Borrowing Request Form signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.7  Termination and Reduction of Commitments.
                       ----------------------------------------

          (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments
                         --------
shall be in an amount that is an integral multiple of $5,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.09, the Revolving Credit Exposures would exceed the total Commitments.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice
                                                        --------
of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          (d) In the event of the Jeffrey Disposition, the Commitments shall be automatically reduced by an amount equal to all of the proceeds (less reasonable expenses) from the Jeffrey Disposition. Such reduction of the Commitments due to the Jeffrey Disposition shall occur automatically on the first Business Day following the date of closing of such disposition and without further action or documentation, provided that the Borrower shall execute and deliver and cause to be executed and delivered such documents, instruments and agreements as the Administrative Agent shall request to further reflect such reduction. Simultaneously with such reduction of the Commitments, the Borrower shall prepay Borrowings in an amount equal to all of such proceeds of the Jeffrey Disposition. Such reduction of the Commitments shall be permanent and may not be reinstated. Such reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. Such prepayments shall be made in accordance with Section 2.09, except the requirements regarding partial prepayment amounts.

          (e) In the event of the Shred-Tech Disposition, the Commitments shall be automatically reduced by an amount equal to all of the proceeds (less reasonable expenses) from the Shred-Tech Disposition, except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt. Such reduction of the Commitments due to the Shred-Tech Disposition shall occur automatically on the first Business Day following the date of closing of such sale and without further action or documentation, provided that the Borrower shall execute and deliver and cause to be executed and delivered such documents, instruments and agreements as the Administrative Agent shall request to further reflect such reduction. Simultaneously with such reduction of the Commitments, the Borrower shall prepay the Borrowings in an amount equal to all of the proceeds (less reasonable expenses) from the Shred-Tech Disposition, except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt. Such reduction of the Commitments shall be permanent and may not be reinstated. Such reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. Such prepayments shall be made in accordance with
Section 2.09, except the requirements regarding partial prepayment amounts.

          (f) In the event of any disposition of assets (other than dispositions specified in clauses (a), (b) and (c) of Section 8.09) having a Net Book Value in excess of $5,000,000 individually or when aggregated with all other such dispositions on or after the Effective Date, as provided in Section 8.09(d), the Commitments shall automatically be reduced by an amount equal to all of the proceeds (less reasonable expenses) from such disposition or dispositions in excess of $5,000,000, except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt. Such reduction of the Commitments due to such disposition shall occur automatically on the first Business Day following the date of closing of such disposition and without further action or documentation, provided that the Borrower shall execute and deliver and cause to be executed and delivered such documents, instruments and agreements as the Administrative Agent shall request to further reflect such reduction. Simultaneously with such reduction of the Commitments, the Borrower shall prepay Borrowings in an amount equal to all of the proceeds (less reasonable expenses) from such disposition, except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt. Such reduction of the

Commitments shall be permanent and may not be reinstated. Such reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. Such prepayments shall be made in accordance with
Section 2.09, except the requirements regarding partial prepayment amounts.

          SECTION 2.8    Repayment of Loans; Evidence of Debt.
                         -------------------------------------

          (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d)  The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and
                                    ----- -----
amounts of the obligations recorded therein; provided that the failure of any
                                             --------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) The obligation of the Borrower to repay each Lender for Loans made by such Lender and interest thereon shall be evidenced by a Note executed by the Borrower, payable to the order of such Lender, in the principal amount of such Lender's Commitment as in effect on the date hereof, and initially dated the date hereof.

          SECTION 2.9    Prepayment of Loans.
                         -------------------

          (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

          (b) The Borrower shall notify the Administrative Agent (confirmed by telecopy) of any prepayment of a Eurodollar Borrowing that will be made before the last day of the applicable Interest Period and shall pay all amounts required to be paid by Section 3.05 concurrently with such prepayment. Such notice shall be given not later than 11:00 a.m., Dallas, Texas time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with
            --------
a conditional notice of termination of the Commitments as contemplated by
Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

          (c) If at any time the total Revolving Credit Exposures (including the Equivalent Amount of Letters of Credit issued in Alternate Currency and the Equivalent Amount of LC Disbursements made in Alternate Currency) exceeds the total Commitments, the Borrower shall promptly prepay the outstanding Borrowings by the amount of the excess plus accrued and unpaid interest on the amount so prepaid. For purposes of the foregoing, the Equivalent Amount of each Letter of Credit issued in Alternate Currency shall be recalculated on each day that the Available Amount is $4,000,000 or less.

          SECTION 2.10   Fees.
                         ----

          (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender (pro rata in accordance with the Commitment of each Lender) a commitment fee on the daily average unused amount of the Commitments for the Availability Period, at the rate of one-half of one percent per annum. For purposes of calculating the commitment fee hereunder, the Commitments shall be deemed utilized by the amount of all Borrowings plus the outstanding Letter of Credit Liabilities. Accrued commitment fees payable under this Section shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of the Lenders (pro rata according to the amount of their respective Commitments) a commission with respect to their participations in Letters of Credit, which shall accrue at a per annum rate equal to the Applicable Margin for Eurodollar Loans on the face amount of all outstanding Letters of Credit during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Administrative Agent for the account of the Issuing Bank a fronting fee for each Letter of Credit in an amount equal to 1/8% per annum on the face amount of such Letter of Credit, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees for each Letter of Credit shall accrue and shall be payable quarterly in advance, commencing on the date of issuance of such Letter of Credit and continuing on the first day of each January, April, July and October thereafter; provided that all such fees
                                                  --------
shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. The fronting fees for Existing Letters of Credit shall be payable upon the Effective Date, and all other fronting fees for each Letter of Credit shall be payable upon issuance of such Letter of Credit. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The fronting fee for each Letter of Credit issued in Alternate Currency shall be calculated by the Administrative Agent on the Equivalent Amount (as determined by the Administrative Agent) of the face amount of such Letter of Credit as of the date of issuance thereof. The participation fees for each Letter of Credit issued in Alternate Currency shall be calculated by the Administrative Agent on the Equivalent Amount (as determined by the Administrative Agent) of the face amount of such Letter of Credit as of the first day of each January, April, July and October.

          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

          SECTION 2.11   Interest.
                         --------

          (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, including interest and fees, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

          (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest
--------
accrued pursuant to paragraph (c) of this Section shall be payable on demand,
(ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12   Taxes.
                         -----

          (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be
                                  --------
required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          SECTION 2.13   Payments Generally; Pro Rata Treatment; Sharing of Set-
                         -------------------------------------------------------
offs.
----

          (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.12, 3.01 or 3.05, or otherwise) prior to 12:00 noon, Dallas, Texas time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 1111 Fannin Street, 9th Floor, MS46, Houston, Texas 77002, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.12, 3.01, 3.05 and 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such
                                              --------
participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(d) or (e), 2.05(b) or 2.13(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.14   Mitigation Obligations; Replacement of Lenders.
                         ----------------------------------------------

          (a) If any Lender requests compensation under Section 3.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 3.01, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 3.01, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 12.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent (and, if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.01 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                        Yield Protection and Illegality
                        -------------------------------

          SECTION 3.1    Increased Costs.
                         ---------------

          (a)  If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

               (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing

Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided
                                                                       --------
that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change
                                          -------- -------
in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 3.2    Alternate Rate of Interest. If prior to the
                         --------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 3.3    Illegality. Notwithstanding any other provision of this
                         ----------
Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to (a) honor its obligation to make Eurodollar Borrowings hereunder or (b) maintain Eurodollar Borrowings hereunder, then such Lender shall promptly notify the Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Borrowings and to convert other Types of Borrowings into Eurodollar Borrowings hereunder shall be suspended until such time as such Lender may again make and maintain Eurodollar Borrowings, in which case (i) all Borrowings which would be otherwise made by such Lender as Eurodollar Borrowings shall be made instead as ABR Borrowings and all Borrowings which would otherwise be converted into (or continued as) Eurodollar Borrowings shall be converted instead into (or shall remain as) ABR Borrowings and (ii) if such Lender so requests by notice to the Borrower (with a copy to the Administrative Agent), all Eurodollar Borrowings of such Lender shall be automatically converted into ABR Borrowings on the date specified by such Lender in such notice.

          SECTION 3.4    Treatment of Affected Borrowings. If the Eurodollar
                         --------------------------------
Borrowings of any Lender are to be converted pursuant to Section 3.03 hereof, such Lender's Eurodollar Borrowings shall be automatically converted into ABR Borrowings on the last day(s) of the then current Interest Period(s) for such Eurodollar Borrowings (or on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 3.03 hereof which gave rise to such conversion no longer exist:

          (a) To the extent that such Lender's Eurodollar Borrowings have been so converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Borrowings shall be applied instead to its ABR Borrowings;

          (b) All Borrowings which would otherwise be made or continued by such Lender as Eurodollar Borrowings shall be made as or converted into ABR Borrowings and all Borrowings of such Lender which would otherwise be converted into Eurodollar Borrowings shall be converted instead into (or shall remain as) ABR Borrowings; and

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.03 hereof which gave rise to the conversion of such Lender's Eurodollar Borrowings pursuant to this
Section 3.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Borrowings are outstanding, such Lender's ABR Borrowings shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Borrowings to the extent necessary so that, after giving effect thereto, all Borrowings held by the Lenders holding Eurodollar Borrowings and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

          SECTION 3.5    Break Funding Payments. In the event of (a) the payment
                         ----------------------
of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.14, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                                  ARTICLE IV

                                   Security
                                   --------

          SECTION 4.1    Collateral. To secure full and complete payment and
                         ----------
performance of the Obligations, the Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described in this Section 4.01 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):
                                              ----------

          (a) The Borrower shall grant to the Collateral Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, a first priority security interest in all of its accounts, accounts receivable, equipment, machinery, furniture, fixtures, inventory, chattel paper, documents, instruments, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Borrower Security Agreement.

          (b) The Borrower shall cause each of the Material Subsidiaries to grant to the Collateral Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, a first priority security interest in all of each Subsidiary's accounts, accounts receivable, equipment, machinery, furniture, fixtures, inventory, chattel paper, documents, instruments, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Subsidiary Security Agreement.

          (c) The Borrower shall execute the Pledge Agreement, granting to the Collateral Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, a first priority security interest in the Pledged Stock and shall provide the executed Pledge Agreement to the Collateral Agent, together with the original stock certificates representing the Pledged Stock and stock transfer powers duly executed in blank, to be held by the Collateral Agent in escrow until the earliest of (i) the occurrence of an Event of Default under Section 10.01(b), (ii) the occurrence of a Default as a result of Borrower's failure to observe or perform any covenant, condition or agreement contained in Article VII, which failure continues unremedied for a period of five Business Days, or (iii) the occurrence of any other Default (other than under Section 10.01(b) or as described in clause (ii) above), whereupon the Pledge Agreement, stock certificates, stock transfer powers, and other documents and instruments evidencing or perfecting the Collateral Agent's Lien in the Pledged Stock shall be released from escrow to the Collateral Agent, and the security interest of the Collateral Agent in the Pledged Stock shall become effective and perfected for all purposes.

          (d) The Borrower shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as the Administrative Agent, in its sole discretion, deems necessary or desirable to evidence and perfect its Liens in the Collateral.

          (e) The Borrower shall cause Global-GIX Canada, Inc., an Ontario corporation ("GIX"), within 30 days after the date hereof, to (i) grant to the
              ---
Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, a first priority security interest in all of GIX's accounts, accounts receivable, equipment, machinery, furniture, fixtures, inventory, chattel paper, documents, instruments, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to a security agreement and any other documents, agreements or instruments as are necessary, in the Collateral Agent's sole discretion, to perfect the Collateral Agent's security interest in such property of GIX, in form and substance satisfactory to the Collateral Agent, (ii) execute a guaranty in favor of the Agents, the Issuing Bank and the Lenders, in form and substance satisfactory to the Administrative Agent, (iii) deliver a legal opinion of Canadian counsel to Borrower and GIX, addressed to the Administrative Agent and the Collateral Agent and permitting reliance thereon by the Issuing Bank, the Lenders and the holders of the Senior Note Debt, in form and substance satisfactory to the Administrative Agent as to such matters as the Required Lenders shall reasonably request, (iv) deliver landlord and mortgagee waivers in form and substance satisfactory to the Administrative Agent, executed by each landlord and mortgagee of any real property where any Collateral of GIX is located, as well as any other agreements of third parties in possession of any of the Collateral of GIX as the Administrative Agent may require, and (v) execute and deliver such additional documents and certificates as the Administrative Agent or its counsel may reasonably request, all in form and substance satisfactory to the Administrative Agent and its counsel.

                                   ARTICLE V

                        Representations and Warranties
                        ------------------------------

          The Borrower represents and warrants to the Lenders that:

          SECTION 5.1    Organization; Powers. Each of the Borrower and its
                         --------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 5.2    Authorization; Enforceability. The Transactions are
                         -----------------------------
within the Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 5.3    Governmental Approvals; No Conflicts. The Transactions
                         ------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

          SECTION 5.4    Financial Condition; No Material Adverse Change.
                         -----------------------------------------------

          (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders' equity and cash flows (i) as of and for the fiscal years ended October 31, 1997 and December 31, 1998, reported on by Price Waterhouse Coopers, independent public accountants, (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1999, certified by its chief financial officer, and
(iii) as of and for each of the months of April, May and June 1999 and the portion of the fiscal year then ended, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (ii) and (iii) above.

          (b) Since March 31, 1999, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

          SECTION 5.5    Properties.
                         ----------

          (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.6    Litigation and Environmental Matters.
                         ------------------------------------

          (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 5.7    Compliance with Laws and Agreements. Each of the
                         -----------------------------------
Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 5.8    Investment and Holding Company Status. Neither the
                         -------------------------------------
Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 5.9    Taxes. Each of the Borrower and its Subsidiaries has
                         -----
timely filed or caused to be filed all Tax returns (including applicable extensions) and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or
(b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.10   ERISA. Each Borrower, each Guarantor and each ERISA
                         -----
Affiliate (i) have fulfilled all obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, (ii) are in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, and (iii) have not incurred any liability under Title IV of ERISA to the PBGC with respect to any Plan or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have been no Reportable Events, with respect to any Plan or trust created thereunder which Reportable Event or Reportable Events will or could result in the termination of such Plan or give rise to a material liability of the Company or any ERISA Affiliate in respect thereof. Neither Borrower, any Guarantor, any ERISA Affiliate nor any predecessor of any of them, is or has ever been an employer required to contribute to any Multiemployer Plan, the termination of which would be reasonably likely to have a Material Adverse Effect. Neither Borrower, any Guarantor, nor any ERISA Affiliate is or has ever been a "contributing sponsor" (as such term is defined in Section 4001 of ERISA) of any Mutiemployer Plan with respect to which Borrower, any Guarantor or any ERISA Affiliate has or could reasonably be expected to incur any withdrawal liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under section 4201 of ERISA as a result of a complete or partial withdrawal which withdrawal liability could give rise to a material liability of Borrower, any Guarantor or any ERISA Affiliate. Neither any Borrower, any Guarantor, nor any ERISA Affiliate is currently subject to any "outstanding claim for withdrawal liability" within the meaning of Section 4001(a)(12) of ERISA.

     The execution and delivery of this Agreement, the Notes, the Guaranty and the making of Loans and Borrowings hereunder will be exempt from or will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code.

          SECTION 5.11   Disclosure. The Borrower has disclosed to the Lenders
                         ----------
all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial
                      --------
information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 5.12   Year 2000. Any reprogramming required to permit the
                         ---------
proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 30, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

          SECTION 5.13   Indebtedness. The Borrower and its Subsidiaries have no
                         ------------
Indebtedness, except as disclosed on Schedule 8.01(c) or otherwise permitted by
Section 8.01(c).

          SECTION 5.14   Subsidiaries. The Borrower has no Subsidiaries other
                         ------------
than those listed on Schedule 5.14 hereto, and Schedule 5.14 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of the Borrower's or any Subsidiary's ownership of the outstanding voting stock or other ownership or equity interests of each Subsidiary and designates the Material Subsidiaries as of the Effective Date. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable. The Borrower shall, from time to time as necessary, deliver to the Administrative Agent an updated Schedule 5.14 to this Agreement, together with a certificate of an authorized officer of the Borrower certifying that the information set forth in such schedule is true, correct and complete as of such date.

          SECTION 5.15   Inventory. All inventory of the Borrower has been and
                         ---------
will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. (S)(S) 201-219), and the regulations promulgated thereunder.

          SECTION 5.16   Patents, Trademarks and Copyrights. Schedule 5.16 sets
                         ----------------------------------
forth a true, accurate and complete listing, as of the date hereof, of all patents, trademarks and copyrights, and applications therefor, of the Borrower and its Subsidiaries. Except as created or permitted under the Loan Documents, no Lien exists with respect to the interests of the Borrower or any Subsidiary in any such patents, trademarks, copyrights or applications, and neither the Borrower nor any Subsidiary has transferred or subordinated any interest it may have in such patents, trademarks, copyrights and applications. The Borrower shall, from time to time as necessary, deliver to the Administrative Agent an updated Schedule 5.16 to this Agreement, together with a certificate of an authorized officer of the Borrower certifying that the information set forth on such schedule is true, correct and complete as of such date. Upon the request of the Administrative Agent at any time, the Borrower shall execute and deliver and cause to be executed and delivered assignments of all patents, trademarks, copyrights and applications therefor included in the Collateral, in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, which assignments shall be in form and substance satisfactory to the Administrative Agent and in proper form (i) for recording in the U.S. Patent and Trademark Office to properly reflect the Collateral Agent's security interest in all U.S. patents, trademarks and applications therefor included in the Collateral and (ii) for recording with the U.S. Library of Congress to properly reflect the Collateral Agent's security interest in all U.S. copyrights and applications therefor included in the Collateral.

          SECTION 5.17   Margin Securities.  Neither the Borrower nor any of its
                         -----------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation T, U or X of the Board, as amended. No part of the proceeds of any Letter of Credit or Borrowing will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

          SECTION 5.18   Labor Matters. Except for any of the following that
                         -------------
would not have a Material Adverse Effect, (a) there are no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at any of the Borrower's or its Subsidiaries' locations, (b) hours worked by and payment made to the employees of the Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable laws, rules and regulations pertaining to labor matters, (c) all payments due from the Borrower or its Subsidiaries for employee health and welfare insurance, including, without limitation, workers' compensation insurance, have been paid or accrued as a liability on its books, (d) the business activities and operations of the Borrower and its Subsidiaries are in compliance with the Occupational Safety and Health Act of 1970, 29 U.S.C. (S) 651 et seq. and other applicable health and safety laws, rules and regulations.

          SECTION 5.19   Solvency. On the date of each Borrowing and the date
                         --------
that any Letter of Credit is issued, the Borrower and each of its Subsidiaries are, and after giving effect to the requested Borrowing or LC Disbursement, will be, Solvent.

          SECTION 5.20   Burdensome Agreements. Neither the Borrower nor any of
                         ---------------------
its Subsidiaries are a party to any agreements which contain any unusual or burdensome provisions which could result in a Material Adverse Effect.

          SECTION 5.21   Collateral Value. As of the Effective Date, the Net
                         ----------------
Book Value of the Collateral is not less than the amount equal to 67.8% of the Net Book Value of all accounts receivable, inventory, general intangibles, equipment, furniture, fixtures, property, plant and equipment of the Borrower and its Subsidiaries.

                                  ARTICLE VI

                                  Conditions
                                  ----------

          SECTION 6.1    Effective Date. The obligations of the Lenders to make
                         --------------
Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent (or its counsel) has received (or waived in accordance with Section 12.02) each of the following, in form and substance satisfactory to the Administrative Agent:

          (a)  Credit Agreement.  Either (i) a counterpart of this Agreement
               ----------------
signed on behalf of each party hereto or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b)  Resolutions. Resolutions of the Board of Directors of each of the
               -----------
Borrower and the Material Subsidiaries certified by the Secretary or an Assistant Secretary of such Person which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to be a party.

          (c)  Incumbency Certificate.  A certificate of incumbency certified by
               ----------------------
the Secretary or an Assistant Secretary of each of the Borrower and the Material Subsidiaries certifying the names of the officers of each such Person authorized to sign this Agreement and each of the other Loan Documents to which such Person is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers.

          (d)  Articles of Incorporation.  The articles of incorporation or
               -------------------------
certificate of incorporation of each of the Borrower and the Material Subsidiaries certified by the Secretary of State of the state of incorporation of such Person and dated within ten (10) days prior to the Effective Date.

          (e)  Bylaws.  The bylaws of each of the Borrower and the Material
               ------
Subsidiaries certified by the Secretary or an Assistant Secretary of such Person.

          (f)  Governmental  Certificates.  Certificates of the appropriate
               --------------------------
government officials of the state of incorporation of each of the Borrower and the Material Subsidiaries as to the existence and good standing of such Persons and certificates of the appropriate government officials of each state where each such Person is qualified to do business as to the qualification and good standing of such Person, each dated within ten (10) days prior to the Effective Date.

          (g)  Corporate Structure.  Evidence of the Borrower's corporate and
               -------------------
subsidiary structure, which evidence and structure shall be satisfactory to the Administrative Agent in its sole discretion.

          (h)  Governmental and Third Party Approvals.  All governmental and
               --------------------------------------
third-party approvals necessary or advisable, in the sole discretion of the Administrative Agent, in connection with the Loans and in connection with the continuing operations of each of the Borrower and its Subsidiaries.

          (i)  Financial Statements.   The financial statements specified in
               --------------------
Section 5.04, which shall be satisfactory to the Administrative Agent in its sole discretion.

          (j)  Reports and Opinions. An independent auditor's most recent
               --------------------
management letter and unqualified report and opinion on the Borrower's financial statements.

          (k)  Notes.  The Notes executed by the Borrower.
               -----

          (l)  Borrower Security Agreement.  The Borrower Security Agreement
               ---------------------------
executed by the Borrower.

          (m)  Subsidiary Security Agreement.  The Subsidiary Security Agreement
               -----------------------------
executed by the Material Subsidiaries.

          (n)  Pledge Agreement.  The Pledge Agreement executed by the Borrower.
               ----------------

          (o)  Financing Statements.  Uniform Commercial Code financing
               --------------------
statements executed by the Borrower and the Material Subsidiaries and covering the Collateral.

          (p)  Pledged Stock.  The original stock certificates representing the
               -------------
Pledged Stock, together with stock transfer powers duly executed in blank by the Borrower.

          (q)  Guaranty.  The Guaranty executed by each Guarantor.
               --------

          (r)  Contribution and Indemnification Agreement.  The Contribution and
               ------------------------------------------
Indemnification Agreement executed by the Borrower and each Guarantor.

          (s)  Landlord and Mortgagee Waivers. Landlord and mortgagee waivers in
               ------------------------------
form and substance satisfactory to the Administrative Agent executed by each landlord and mortgagee of any real property where any of the Collateral is located, as well as any other agreements of third parties in possession of any of the Collateral as the Administrative Agent may require.

          (t)  Insurance Policies.  Certificate(s) of insurance evidencing all
               ------------------
insurance policies required by Section 7.07, together with loss payable endorsements (where applicable) in favor of the Collateral Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, with respect to all insurance policies covering Collateral.

          (u)  Lien Searches.  The results of  UCC, tax and judgment lien
               -------------
searches showing all financing statements, other documents or instruments and tax and judgment liens on file against each of the Borrower and the Material Subsidiaries in such jurisdictions as the Administrative Agent may require, such searches to be as of a date no more than ten (10) days prior to the Effective Date.

          (v)  Opinion of Counsel. A favorable written opinion (addressed to the
               ------------------
Administrative Agent and the Lenders and dated the Effective Date) of Jackson Walker L.L.P., counsel for the Borrower and the Subsidiaries, in form and substance satisfactory to the Administrative Agent, as to the matters specified on Exhibit "I" hereto and such other matters relating to the Borrower, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

          (w)  Opinion of Local Counsel.  A favorable written opinion (addressed
               ------------------------
to the Administrative Agent and the Lenders and dated the Effective Date) of Pennsylvania counsel, in form and substance satisfactory to the Administrative Agent, as to such matters of law of the State of Pennsylvania as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

          (x)  Indebtedness.  All terms of the Material Indebtedness of the
               ------------
Borrower and its Subsidiaries (including the Senior Note Debt), which shall be satisfactory to the Lenders, and all requisite consents, approvals and amendments relating to such Material Indebtedness which shall be in form and substance satisfactory to the Administrative Agent.

          (y)  Compliance Certificate.  An initial Compliance Certificate, dated
               ----------------------
the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a), (b) and (c) of
Section 6.02 and showing compliance as of June 30, 1999 with the ratios applicable on the Effective Date for the financial covenants set forth in Sections 9.01 and 9.02 only.

          (z)  Solvency Certificates. Certificates, dated the Effective Date and
               ---------------------
signed by a Financial Officer of the Borrower and of each of the Material Subsidiaries, certifying as to the Solvency of the Borrower and each of the Material Subsidiaries as of the Effective Date and after giving effect to the transactions contemplated by this Agreement.

          (aa) Intercreditor Agreement.  The Intercreditor Agreement executed by
               -----------------------
the Borrower, the Material Subsidiaries and the holders of the Senior Note Debt.

          (bb) Termination Agreement.  A termination agreement, executed by the
               ---------------------
parties to the Existing Credit Agreement, terminating the Existing Credit Agreement and the commitments of the lenders thereunder, together with evidence that the initial Borrowing hereunder will pay in full all amounts outstanding under the Existing Credit Agreement.

          (cc) Fees and Expenses.  All fees and other amounts due and payable on
               -----------------
or prior to the Effective Date, including to the extent invoiced, reimbursement or payment of all attorneys' fees and out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

          (dd) Additional Documentation.  Such additional documents and
               ------------------------
certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each of the Borrower and the Subsidiaries, the authorization of the Transactions and any other legal matters relating to the Borrower and the Subsidiaries, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

          SECTION 6.2    Each Credit Event. The obligation of each Lender to
                         -----------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a)  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Borrower set forth in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

          (b)  No Default. At the time of and immediately after giving effect to
               ----------
such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

          (c)  Material Adverse Effect.  No event, development or circumstance
               -----------------------
has occurred or exists that has had or could reasonably be expected to have a Material Adverse Effect.

          (d)  Borrowing Request Form.  With respect to any Borrowing, the
               ----------------------
Administrative Agent shall have received, in accordance with Section 2.03, a Borrowing Request Form, dated the date of such Borrowing, executed by an authorized officer of the Borrower;

          (e)  Letter of Credit Request Form.  With respect to any Letter of
               -----------------------------
Credit, the Administrative Agent shall have received, in accordance with Section 2.04, a Letter of Credit Request Form, dated the date of such Letter of Credit and executed by an authorized officer of the Borrower.

          (f)  Additional Documentation.  The Administrative Agent shall have
               ------------------------
received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel may reasonably request.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

                                  ARTICLE VII

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

          SECTION 7.1    Financial Statements and Other Information. The
                         ------------------------------------------
Borrower will furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Price Waterhouse Coopers or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with the financial covenants and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

          (f) promptly following any request therefor, such projections, budgets and other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent may reasonably request.

          SECTION 7.2    Notices of Material Events. The Borrower will furnish
                         --------------------------
to the Administrative Agent and each Lender prompt written notice of the following:

          (a)  the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any Reportable Event that, alone or together with any other Reportable Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $5,000,000; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 7.3    Existence; Conduct of Business. The Borrower will, and
                         ------------------------------
will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit
                                --------
any merger, consolidation, liquidation or dissolution permitted under Section 8.03.

          SECTION 7.4    Payment of Obligations. The Borrower will, and will
                         ----------------------
cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect or become a Lien on any of its property, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 7.5    Maintenance of Properties. The Borrower will, and will
                         -------------------------
cause each of its Subsidiaries to keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          SECTION 7.6    Books and Records; Inspection Rights. The Borrower
                         ------------------------------------
will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 7.7    Insurance. The Borrower will maintain, and will cause
                         ---------
each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workers' compensation insurance, property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Lenders. Each property insurance policy covering Collateral shall name the Collateral Agent as loss payee for the benefit of the Lenders and the holders of the Senior Note Debt and shall provide that such policy will not be canceled or reduced without thirty (30) days' prior written notice to the Collateral Agent.

          SECTION 7.8    Compliance with Laws. The Borrower will, and will cause
                         --------------------
each of its Subsidiaries to, and with respect to ERISA will cause each of its ERISA Affiliates to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 7.9    Use of Proceeds and Letters of Credit. The proceeds of
                         -------------------------------------
the Loans will be used only to pay all amounts outstanding under the Existing Credit Agreement and for general corporate purposes of the Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Each Letter of Credit will be issued only to support a transaction that is entered into the ordinary course of the Borrower's or any of its Subsidiaries' business.

          SECTION 7.10   Compliance with Agreements. The Borrower will comply,
                         --------------------------
and will cause each Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

          SECTION 7.11   Further Assurances. The Borrower will, and will cause
                         ------------------
each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Collateral Agent, for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt, in the Collateral.

                                 ARTICLE VIII

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

          SECTION 8.1    Indebtedness. The Borrower will not, and will not
                         ------------
permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (a)  Indebtedness created hereunder;

          (b)  the Senior Note Debt and Guarantees thereof;

          (c) Indebtedness (excluding intercompany Indebtedness set forth on Schedule 8.01(e)) existing on the date hereof and set forth in Schedule 8.01(c), and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof and provided that the terms of such Indebtedness are not more onerous or burdensome to the Borrower, any Subsidiary or the Lenders than existing for such Indebtedness on the Effective Date;

          (d) Indebtedness of the Borrower to any wholly-owned Subsidiary that is a Guarantor and Indebtedness of any Subsidiary to the Borrower or any other wholly-owned Subsidiary that is a Guarantor;

          (e) Indebtedness of the Borrower or any Guarantor to any Subsidiary that is not a Guarantor, existing on the date hereof and set forth in
     Schedule 8.01(e) or hereafter created or incurred, provided that (i) all such Indebtedness shall be evidenced by promissory notes containing subordination provisions in form and substance satisfactory to the Required Lenders, and (ii) the aggregate amount of such Indebtedness (excluding such Indebtedness existing on the date hereof as set forth in Schedule 8.01(e)) outstanding at any time shall not exceed $20,000,000.

          (f) Indebtedness of any Subsidiary that is not a Guarantor to the Borrower or any Guarantor, existing on the date hereof and set forth in
     Schedule 8.01(e) or hereafter created or incurred, provided that (i) all such Indebtedness shall be included in the Collateral, and (ii) the aggregate amount of such Indebtedness (excluding such Indebtedness existing on the date hereof as set forth in Schedule 8.01(e)) outstanding at any time shall not exceed $5,000,000.

          (g) purchase money Indebtedness of the Borrower or any Subsidiary representing the purchase price of equipment, that is secured by the asset purchased, provided that the principal amount of such Indebtedness does not exceed the purchase price of the equipment acquired and the Lien does not attach to any other assets of the Borrower or any Subsidiary;

          (h) Indebtedness of the Borrower or any Subsidiary funded in U.S. dollars, provided that such Indebtedness shall not exceed $3,000,000 in the aggregate at any time outstanding; and

          (i) Indebtedness of the Borrower or any Subsidiary funded in Canadian dollars, provided that such Indebtedness shall not exceed C$15,000,000 in the aggregate at any time outstanding.

          SECTION 8.2    Liens. The Borrower will not, and will not permit any
                         -----
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (a)  Permitted Encumbrances;

          (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 8.02; provided that (i) such Lien shall not apply to any other property or asset
     --------
     of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

          (c)  Liens permitted by clause (g) of Section 8.01;

          (d) Liens on assets owned by the Borrower within the United States, other than assets included in the Collateral, to secure Indebtedness permitted by clause (h) of Section 8.01, provided that such Liens shall not secure any other Indebtedness; and

          (e) Liens on assets located in Canada and owned by any Subsidiary of the Borrower organized under the laws of Canada, to secure Indebtedness permitted by clause (i) of Section 8.01, provided that such Liens shall not secure any other Indebtedness.

          SECTION 8.3    Fundamental Changes.
                         -------------------

          (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary that is not a Guarantor may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Guarantor may be dissolved, liquidated or merged into another Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Guarantor being owned by the Borrower or another Guarantor, (iv) any Subsidiary that is not a Guarantor may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and so long as such liquidation or dissolution results in all assets of such Subsidiary being owned by the Borrower or another Subsidiary, and (v) any Person that is not a Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation or into any Subsidiary in a transaction in which the surviving entity is a Subsidiary; provided that
                                                                --------
     any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless (x) such merger is also permitted by Section 8.04 and (y) such merger does not result in and is not part of a transaction or series of transactions that result in a Change in Control.

          (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the

     Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

          SECTION 8.4    Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries
------------
to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a)  Permitted Investments;

          (b) investments by the Borrower existing on the date hereof in the capital stock of its Subsidiaries and other investments existing on the date hereof and set forth on Schedule 8.04;

          (c) loans or advances made by the Borrower to any wholly-owned Subsidiary that is a Guarantor and made by any Subsidiary to the Borrower or any other wholly-owned Subsidiary that is a Guarantor;

          (d) loans or advances made by the Borrower or any Subsidiary to any Subsidiary that is not a Guarantor to the extent permitted by Section 8.01(e);

          (e)  Guarantees constituting Indebtedness permitted by Section 8.01;

          (f) acquisitions of entities in the refractory business, provided that (i) the total cash and non-cash consideration paid and Indebtedness assumed or incurred by the Borrower or any Subsidiary for all such acquisitions shall not exceed $10,000,000 in the aggregate, (ii) at the time of any such acquisition, no Default exists or would result or is projected to result from any such acquisition, and (iii) at the time of any such acquisition and after consummation of such acquisition, an amount not less than $15,000,000 shall be unused and available under the Commitments.

          SECTION 8.5    Hedging Agreements. The Borrower will not, and will not
                         ------------------
permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 8.6    Restricted Payments. The Borrower will not, and will
                         -------------------
not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, and (b) Subsidiaries may declare and pay dividends to the Borrower or any Guarantor.

          SECTION 8.7    Transactions with Affiliates. The Borrower will not,
                         ----------------------------
and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Borrower and its wholly-owned Subsidiaries that are Guarantors not involving any other Affiliate and (c) any Restricted Payment permitted by Section 8.06.

          SECTION 8.8    Restrictive Agreements. The Borrower will not, and will
                         ----------------------
not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not
                                      --------
apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 8.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder,
(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

          SECTION 8.9    Disposition of Assets. The Borrower will not and will
                         ---------------------
not permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of any of their respective assets (including without limitation stock or other equity interests in any of the Subsidiaries or any of the voting rights of any such stock or other equity interests); provided, however, that the following dispositions shall be permitted so long as the Borrower and the Subsidiaries, as applicable, receive full, fair and reasonable consideration at the time of such disposition at least equal to the fair market value of such asset being disposed:

          (a) dispositions of inventory in the ordinary course of business of the Borrower and its Subsidiaries;

          (b) the Jeffrey Disposition, provided that (i) the Borrower shall give the Administrative Agent five Business Days prior notice of such disposition and shall furnish to the Administrative Agent such information as the Administrative Agent shall reasonably request regarding such disposition and the proceeds thereof, and (ii) all of the proceeds (less reasonable expenses) from the Jeffrey Disposition shall be applied to permanently reduce the Commitments and prepay Borrowings in accordance with
     Section 2.07(d), and no part of such proceeds shall be applied to the Senior Note Debt;

          (c) the Shred-Tech Disposition, provided that (i) the Borrower shall give the Administrative Agent five Business Days prior notice of such disposition and shall furnish to the Administrative Agent such information as the Administrative Agent shall reasonably request regarding such disposition and the proceeds thereof, and (ii) all of the proceeds (less reasonable expenses) from the Shred-Tech Disposition shall be applied to permanently reduce the Commitments and prepay Borrowings in accordance with
     Section 2.07(e), except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt, in which case such pro rata portion of such proceeds shall be so applied to reduce the Senior Note Debt;

          (d) dispositions (other than those specified in clauses (a), (b) and (c) above) of assets having a Net Book Value not to exceed $25,000,000 in the aggregate during the term of this Agreement, provided that with regard to any such disposition of assets having a Net Book Value in excess of $5,000,000 individually or when aggregated with all other such dispositions on or after the Effective Date, all of the proceeds (less reasonable expenses) from such disposition or dispositions in excess of $5,000,000 shall be applied to permanently reduce the Commitments and prepay Borrowings in accordance with Section 2.07(f), except for any pro rata portion of such proceeds which is required to be applied to reduce the Senior Note Debt, in which case such pro rata portion of such proceeds shall be so applied to reduce the Senior Note Debt;

          (e) disposition of assets that are worn out, obsolete or no longer used or useful in the conduct of the business of the Borrower and the Subsidiaries, so long as such assets are replaced with assets of equal or greater value; and

          (f) disposition of assets to the Borrower or any wholly-owned Subsidiary that is a Guarantor.

          SECTION 8.10   Sale and Leaseback. The Borrower will not enter into,
                         ------------------
and will not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

          SECTION 8.11   Accounting. The Borrower will not, and will not permit
                         ----------
any of its Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Administrative Agent.

          SECTION 8.12   Subordinated Indebtedness. The Borrower shall not, and
                         -------------------------
shall not permit any Subsidiary to, (a) prepay any Indebtedness that is subordinated to the Obligations, or (b) modify the terms of any documents, instruments or agreements evidencing any Indebtedness that is subordinated to the Obligations.

          SECTION 8.13   Most Favored Lender Status. The Borrower will not and
                         --------------------------
will not permit any Subsidiary to enter into, assume or otherwise be bound or obligated under any agreement creating or evidencing Material Indebtedness containing one or more Additional Covenants or Additional Defaults, unless prior written consent to such agreement shall have been obtained pursuant to Section 12.02; provided, however, in the event the Borrower or any Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without the prior written consent of Required Lenders, the terms of this Agreement shall, without any further action on the part of the Borrower or any other party hereto, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Borrower further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the Lenders) an amendment to this Agreement in form and substance satisfactory to the Required Lenders evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 8.13, but shall merely be for the convenience of the parties hereto.

                                  ARTICLE IX

                              Financial Covenants
                              -------------------

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

          SECTION 9.1    Consolidated Leverage Ratio. The Borrower will at all
                         ---------------------------
times maintain or cause to be maintained a Consolidated Leverage Ratio of not greater than: (i) 4.50 to 1.00 during the period from and including the Effective Date through September 29, 1999, (ii) 4.25 to 1.00 during the period from and including September 30 through December 30, 1999, (iii) 3.75 to 1.00 during the period from and including December 31, 1999 through March 30, 2000, and (iv) 3.50 to 1.00 from and including March 31, 2000 and thereafter.

          SECTION 9.2    Consolidated Interest Coverage Ratio. The Borrower will
                         ------------------------------------
at all times maintain or cause to be maintained a Consolidated Interest Coverage Ratio of not less than 3.50 to 1.00.

          SECTION 9.3    Consolidated Net Worth. The Borrower will at all times
                         ----------------------
maintain or cause to be maintained Consolidated Net Worth in an amount not less than the sum of (a) $209,250,000, plus (b) 50% of net income, after provision for income taxes, of the Borrower and the Subsidiaries on a consolidated basis (without any deduction for losses) for each fiscal quarter of the Borrower ended through the date of determination, beginning with the fiscal quarter ending September 30, 1999, plus (c) 100% of the Net Proceeds received by the Borrower from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares).

          SECTION 9.4    Capital Expenditures. The Borrower will not permit the
                         --------------------
aggregate Capital Expenditures of the Borrower and its Subsidiaries to exceed $20,000,000 during any four quarter period ending on the last day of any fiscal quarter of the Borrower.

                                   ARTICLE X

                               Events of Default
                               -----------------

           SECTION 10.1  Default. If any of the following Events of Default
                         -------
shall occur:

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

          (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 4.01(e), 7.02 or 7.03 (with respect to the Borrower's existence) or 7.09 or in Article VIII or in
     Article IX;

          (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Section), and such failure shall continue unremedied for a period of 30 days after the earlier of notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or the Borrower's actual knowledge of such failure;

          (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after any applicable grace periods;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof (exclusive of judgment amounts to the extent covered by insurance, subject to applicable deductibles or retentions, except where the insurer is contesting coverage in respect of such judgment) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) a Reportable Event shall have occurred with respect to any Plan, excluding events currently described in clauses (2), (3), (4), (7), (8),
     (9), (11), (12) and (13) of Section 4043(c) of ERISA;

          (m) a complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or a reorganization, insolvency, or termination of any Multiemployer Plan or an assertion by a Multiemployer Plan of withdrawal liability against Borrower, any Subsidiary or any ERISA Affiliate occurs and such event or condition, together with all other such events or conditions, if any, have subjected or could in the reasonable opinion of the Required Lenders subject Borrower or any Subsidiary to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which individually or in the aggregate exceed or could reasonably be expected to exceed $5,000,000;

          (n) a Change in Control shall occur; provided, however, that a Change in Control due to the purchase by HAC of shares of stock of the Borrower in connection with HAC's merger into the Borrower pursuant to the RHI Merger Agreement (a "RHI Change in Control") shall result in termination of the
                   ---------------------
     Commitments immediately upon the occurrence of such RHI Change in Control, but such RHI Change in Control shall not constitute an Event of Default until five days after the date such RHI Change in Control occurs if on or before the date such RHI Change in Control occurs, the Borrower has received (and provided a copy to the Administrative Agent) a written commitment from one or more financial institutions to refinance the Obligations in full;

          (o)  a Material Adverse Effect shall occur;

          (p) this Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower or any Subsidiary or any of their respective shareholders, or the Borrower or any Guarantor shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and Lien upon any of the Collateral purported to be covered thereby; or

          (q) the Borrower or any Subsidiary, or any of their properties, revenues or assets shall become subject to an order of forfeiture, seizure or divestiture and the same shall not have been discharged within 30 days from the date of entry thereof.

then, and in every such event (other than an event with respect to the Borrower described in clause (h), (i) or (n) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h), (i) or (n) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE XI

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more subagents appointed by the Administrative Agent. The Administrative Agent and any such subagent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such subagent and to the Related Parties of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in Dallas, Texas, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

          Neither the Syndication Agent nor the Documentation Agent shall have any duties or responsibilities under this Agreement or the other Loan Documents or otherwise except in its role as a Lender.

                                  ARTICLE XII

                                 Miscellaneous
                                 -------------

          SECTION 12.1   Notices. Except in the case of notices and other
                         -------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 2121 San Jacinto, Suite 2500, Dallas, Texas 75201, Attention of Paul W. Fehlman (Telecopy No. 214/953-4594) with a copy to Jeanette H. Quay, General Counsel (Telecopy No. 214/953-4597);

          (b) if to the Administrative Agent, to Chase Bank of Texas, National Association, 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Attention of Mae K. Reeves (Telecopy

     No. (214) 965-2044), and, for any Borrowing Requests, with a copy to The Chase Manhattan Bank, Agency Services, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Muniram Appanna (Telecopy No.
     (212) 552-7490;

          (c) if to the Issuing Bank, to ABN AMRO Bank N.V., Three Riverway, Suite 1700, Houston, Texas 77056, Attention of Diego Puiggari (Telecopy No.
     (713) 961-1699), and, for any Letter of Credit issuance, amendment, renewal or extension requests, with a copy to ABN AMRO Bank, N.V., 200 West Monroe, Suite 1100, Chicago, Illinois 60606-5002, Attention of Bob Novak (Telecopy No. (312) 904-6303); and

          (d) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 12.2   Waivers; Amendments.  (a) No failure or delay by the
                         -------------------
Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no
                                                               --------
such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender,
(iv) change Section 2.13(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) reduce the Commitment of any Lender without the written consent of each Lender, (vi) modify or waive Section 10.01(m) or the definition of "Change in Control" without the written consent of each Lender, (vii) release any Collateral or Guarantor without the written consent of each Lender, except in connection with dispositions, mergers or dissolutions expressly permitted by this Agreement, or (viii) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided
                                                                   --------
further that no such agreement shall amend, modify or otherwise affect the
-------
rights or duties of the Administrative Agent, the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be.

          SECTION 12.3   Expenses; Indemnity; Damage Waiver. (a) The Borrower
                         ----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, (iv) all transfer, stamp, documentary, or other similar taxes, assessments or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (v) all costs, out-of-pocket expenses, assessments and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (vi) all other costs and out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, any other Loan Document or the Collateral, including without limitation costs, fees, expenses and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral or for any surveys, environmental assessments, title insurance, filing fees, recording costs and lien searches.

          (b) THE BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH
                                           ----------
INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY

INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS OR ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH
                                                         --------
INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF SUCH INDEMNITEE.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or to the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or to the Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage,
--------
liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable upon written demand therefor.

          SECTION 12.4   Successors and Assigns. (a) The provisions of this
                         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except
                                                       --------
in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise
                   ----------------
required under this paragraph shall not be required if an Event of Default under
Article X has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 3.01, 3.05 and 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Dallas, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the
           --------
Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Each assigning Lender shall surrender any Note subject to such assignment, and the Borrower shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note payable to the order of the assignee in an amount equal to the Commitment assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment, a new Note payable to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be in an aggregate face amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of Exhibit "A" hereto and shall each constitute a "Note" for purposes of the Loan Documents.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights
                      -----------
and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may
                                 --------
provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 12.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 3.01 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.12 or 3.01 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.12 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.12(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 12.5   Survival. All covenants, agreements, representations
                         --------
and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 3.01, 3.05 and 12.03 and
Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 12.6   Counterparts; Effectiveness. This Agreement may be
                         ---------------------------
executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 12.7   Severability. Any provision of this Agreement held to
                         ------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 12.8   Right of Setoff. If an Event of Default shall have
                         ---------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 12.9   GOVERNING LAW; VENUE; SERVICE OF PROCESS. THIS
                         ----------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST THE BORROWER UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 12.01. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE AGENTS, THE ISSUING BANK OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS RESPECTIVE PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

          SECTION 12.10  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES,
                         --------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER S AND CERTIFICATIONS IN THIS SECTION.

          SECTION 12.11  Headings. Article and Section headings and the Table of
                         --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 12.12  Confidentiality. Each of the Administrative Agent, the
                         ---------------
Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information
                                             -----------
received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower
          --------
after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 12.13  Maximum Interest Rate. No provision of this Agreement
                         ---------------------
or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

          SECTION 12,14  Non-Application of Chapter 346 of Texas Finance Code.
                         ----------------------------------------------------
The provisions of Chapter 346 of the Texas Finance Code (Vernon's Texas Code Annotated) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

          SECTION 12.15  NO ORAL AGREEMENTS. THIS AGREEMENT, THE NOTES, ANY
                         ------------------
SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO THE AGENTS, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          SECTION 12.16  No Fiduciary Relationship. The relationship between the
                         -------------------------
Borrower and each Lender with respect to the Loan Documents and the Transactions is solely that of debtor and creditor, and neither the Administrative Agent, the Issuing Bank nor any Lender has any fiduciary or other special relationship with the Borrower with respect to the Loan Documents and the Transactions, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and any Lender with respect to the Loan Documents and the Transactions to be other than that of debtor and creditor.

          SECTION 12.17  Construction. The Borrower, the Administrative Agent,
                         ------------
the Issuing Bank and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan

Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                   By: /s/ PAUL W. FEHLMAN
                                      __________________________________________
                                      Name: Paul W. Fehlman
                                      Title: Treasurer


                                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually and as Administrative Agent


                                   By: /s/ MAE REEVES
                                      __________________________________________
                                      Name: Mae Reeves
                                      Title: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   individually and as Syndication Agent


                                   By: /s/ DARLENE B. KRUTH
                                      __________________________________________
                                      Name: Darlene B. Kruth
                                      Title: Assistant Vice President


                                   ABN AMRO BANK N.V., individually, as
                                   Issuing Bank and as Documentation Agent


                                   By: /s/ DIEGO PUIGGARI
                                      __________________________________________
                                      Name: Diego Puiggari
                                      Title: Group Vice President


                                   By: /s/ ERIC R. HOLLINGSWORTH
                                      __________________________________________
                                      Name: Eric R. Hollingsworth
                                      Title: Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit                       Description of Exhibits
-------                       -----------------------

  "A"               Form of Note

  "B"               Borrowing Request Form

  "C"               Letter of Credit Request Form

  "D"               Borrower Security Agreement

  "E"               Subsidiary Security Agreement

  "F"               Pledge Agreement

  "G"               Guaranty

  "H"               Contribution and Indemnification Agreement

  "I"               Matters to be Addressed in Opinion of Counsel

  "J"               Compliance Certificate

  "K"               Assignment and Acceptance


                              INDEX TO SCHEDULES
                              ------------------

Schedule              Description of Schedules
--------              ------------------------

  1.01         Agreed Expense Reduction Amount

  2.01         Lenders and Commitments

  2.04         Existing Letters of Credit

  5.06         Disclosed Matters

  5.14         Subsidiaries

  5.16         Patents, Trademarks and Copyrights

 8.01(b)       Senior Note Debt

 8.01(c)       Other Existing Indebtedness

 8.01(e)       Existing Intercompany Indebtedness

  8.02         Existing Liens

  8.04         Existing Investments

  8.08         Existing Restrictive Agreements

                                   EXHIBIT A
                                      TO
                               CREDIT AGREEMENT

                                 Form of Note
                                 ------------

                                      NOTE
                                      ----


$______________                   Dallas, Texas                   July ___, 1999


     FOR VALUE RECEIVED, the undersigned, GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of
                         -----
_________________ ("Payee"), at the offices of Chase Bank of Texas, National
                    -----
Association, as the administrative agent (together with any successor as provided in the Agreement, hereinbelow defined, the "Administrative Agent"), at
                                                     --------------------
1111 Fannin Street, 9th Floor, MS46, Houston, Texas 77002, on the dates hereinafter specified, in lawful money of the United States of America, the principal sum of _________________________ ($_____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Payee to the Maker under the Agreement, on the dates and in the principal amounts provided in the Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loans until such Revolving Loans shall be paid in full, at the rates per annum and on the dates provided in the Agreement.

     This Note is a Note referred to in that certain Credit Agreement dated as of July __, 1999, among Maker, Payee, Administrative Agent, PNC Bank, National Association, as the Syndication Agent, ABN AMRO Bank N.V., as the Documentation Agent and the Issuing Bank, and each of the Lenders from time to time party thereto (such Credit Agreement, as the same may be amended, restated, modified, or supplemented from time to time, being referred to herein as the "Agreement").
                                                                    ---------
Capitalized terms used and not otherwise defined in this Note have the respective meanings specified in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Borrowings prior to the maturity of this Note upon the terms and conditions specified in the Agreement.

     This Note evidences Loans made by the Lenders to Maker under the Agreement. Maker may borrow, repay and reborrow hereunder upon the terms and conditions specified in the Agreement.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of

NOTE - Page 1
indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS
NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS.

     Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, except any notice and grace periods provided in the Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                              GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                              By:_______________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

NOTE - Page 2

                                   EXHIBIT B
                                      TO
                               CREDIT AGREEMENT

                            Borrowing Request Form
                            ----------------------

                            BORROWING REQUEST FORM
                            ----------------------

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Mae K. Reeves

Ladies and Gentlemen:

     The undersigned is an officer of GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Credit Agreement dated as of July 30, 1999, among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assignees thereof (collectively, the "Lenders"), PNC Bank, National
                                                -------
Association, as the Syndication Agent, ABN AMRO Bank N.V., as the Documentation Agent and as the Issuing Bank, and Chase Bank of Texas, National Association, a national banking association, as the Administrative Agent (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All terms
                                            ----------------
defined in the Credit Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby (check whichever is applicable):

____ 1.  Requests that the Lenders make a Borrowing (the "Requested Borrowing"),
                                                          -------------------
         in the amount set forth in item (d) below, of the following Type (check whichever is applicable):

         _____ Eurodollar Borrowing having an Interest Period of (check whichever is applicable):

               _____  one month
               _____  two months
               _____  three months
               _____  six months

         _____ ABR Borrowing

____ 2. Requests that the Lenders convert a Eurodollar Borrowing into an ABR Borrowing in the amount of $__________.

____ 3. Request that the Lenders convert an ABR Borrowing into a Eurodollar Borrowing in the amount of $_____________, having an Interest Period of (check whichever is applicable):

         _____ one month
         _____ two months
         _____ three months
         _____ six months

____ 4. Requests that the Lenders continue a Eurodollar Borrowing in the amount of $__________, having an Interest Period of (check whichever is applicable):

         _____ one month
         _____ two months
         _____ three months
         _____ six months

BORROWING REQUEST FORM - Page 1

     The Borrower hereby requests and instructs the Administrative Agent to make the Requested Borrowing available to Borrower by (check whichever is applicable):

     _____ depositing the same in the following account maintained with Administrative Agent:

            ____________________________________________________________________
            ____________________________________________________________________

     _____  wire transfer in accordance with the following wiring instructions:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

            (i) The representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

            (ii) No Default has occurred and is continuing or would result from the Requested Borrowing.

            (iii) No event, development or circumstance has occurred or exists that has or could reasonably be expected to have a Material Adverse Effect.

            (iv) The amount of the Requested Borrowing, when added to all outstanding Borrowings and LC Exposure, will not exceed the total amount of the Commitments.

            (v) All information supplied below is true, correct, and complete as of the date hereof.

                                  Information
                                  -----------

     (a)    Outstanding principal amount of Borrowings...........  $____________
     (b)    LC Exposure..........................................  $____________
     (c)    Net availability for Borrowings: [the difference
            of (i) the amount of the Commitments, minus (ii)
            the sum of line (a) plus line (b)]...................  $____________
     (d)    Amount of Requested Borrowing/1/.....................  $____________

                                   BORROWER:
                                   --------

                                   GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

Dated as of:___________________
               [insert date of
               Requested Borrowing]

cc:  The Chase Manhattan Bank
     Agency Services
     One Chase Manhattan Plaza, 8th Floor
     New York, New York 10081
     Attention: Muniram Appanna


______________________

/1/ Each Eurodollar Borrowing shall be an integral multiple of $500,000 and not less than $2,000,000. Each ABR Borrowing shall be an integral multiple of $500,000 and not less than $1,000,000, except as otherwise provided in
     Section 2.02(c) of the Credit Agreement. There shall not at any time be more than a total of 15 Eurodollar Borrowings outstanding.

BORROWING REQUEST FORM - Page 2

                                   EXHIBIT C
                                      TO
                               CREDIT AGREEMENT


                         Letter of Credit Request Form
                         -----------------------------

                         LETTER OF CREDIT REQUEST FORM
                         -----------------------------

TO: Chase Bank of Texas, National Association, as Administration Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Mae K. Reeves

     ABN AMRO Bank N.V., as Issuing Bank
     Three Riverway, Suite 1700
     Houston, Texas 77056
     Attention: Diego Puiggari

Ladies and Gentlemen:

     The undersigned is an officer of GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Credit Agreement dated as of July 30, 1999, among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (the "Lenders"), PNC Bank, National Association, as
                                -------
the Syndication Agent, ABN AMRO Bank N.V., as the Documentation Agent and as the Issuing Bank, and Chase Bank of Texas, National Association, as the Administrative Agent (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All terms defined in the Credit Agreement shall have the
 ----------------
same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby requests that the Issuing Bank issue a Letter of Credit. The Letter of Credit shall:

          (a)  be issued on ________________, 19___;/1/
          (b)  be in the amount of ____________;/2/
          (c) permit [a single drawing/multiple drawings]/3/ on the terms and conditions set forth in the letter of credit application attached as Annex I hereto;
                  -------
          (d) be payable upon presentation of a [sight draft/time draft. The time draft shall be payable on __________________, 19___];/4/

          (e)  expire on __________________, 19___;/4/
          (f)  be issued for the account of the Borrower; and
          (g)  be used for the following purpose:_______________________________
               _________________________________________________________________
               _____________________________________________________________./5/

     The Letter of Credit is to be delivered by the Issuing Bank to ________./6/

     [Drawing/Each drawing]/3/ under the Letter of Credit shall be subject to the conditions specified in the letter of credit application attached as Annex I
                                                                         -------
hereto.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

____________________

 /1/ Insert date not later than the last day of the Availability Period.
 /2/ Insert face amount of Letter of Credit and currency (either dollars or an Alternate Currency) in which the Letter of Credit is to be issued. Issuance is subject to limitations on amount as specified in Section 2.04(b) of the Credit Agreement.
 /3/ Specify one.
 /4/ Insert date not later than one year after issuance.
 /5/ Describe purpose for which Letter of Credit will be used.
 /6/ Insert name of Borrower or name and address of beneficiary.

LETTER OF CREDIT REQUEST FORM - Page 1

          (i) The representations and warranties contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

          (ii) No Default has occurred and is continuing or would result from the issuance of the Letter of Credit requested hereunder.

          (iii) No event, development or circumstance has occurred or exists that has had or could reasonably be expected to have a Material Adverse Effect.

          (iv) When the face amount of the Letter of Credit requested hereunder is added to all other LC Exposure, (A) the LC Exposure will not exceed $20,000,000, (B) the Equivalent Amount of LC Exposure in Alternate Currency will not exceed $4,000,000, and (C) the sum of the total Revolving Credit Exposures will not exceed the amount equal to the total Commitment.

          (v) The proposed terms of the Letter of Credit requested hereunder and the transactions proposed to be supported thereby are accurately and completely described on the letter of credit application attached as Annex I hereto.
     -------


          (vi) All information supplied below is true, correct, and complete as of the date hereof.


                                  Information
                                  -----------

     (a)    Outstanding principal amount of Borrowings...........  $____________
     (b)    LC Exposure..........................................  $____________
     (c)    The difference of (i) the amount of the Commitments,
            minus (ii) the sum of line (a) plus line (b).........  $____________
     (d)    Difference of $20,000,000 minus line (b).............  $____________
     (e)    Net availability for Letters of Credit: [lesser of
            line (c) or line (d)]................................  $____________
     (f)    Face Amount of requested Letter of Credit............  $____________
     (g)    Date requested for issuance of Letter of Credit......   ______, 19__


                                   BORROWER:
                                   --------

                                   GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                   By:__________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

Dated as of:__________________
               [insert date of
               proposed issuance
               of Letter of Credit]

cc:  ABN AMRO Bank N.V.
     200 West Monroe, Suite 1100
     Chicago, Illinois 60606-5002
     Attention: Bob Novak

LETTER OF CREDIT REQUEST FORM - Page 2

                                    ANNEX 1
                       TO LETTER OF CREDIT REQUEST FORM


                         Letter of Credit Application
                         ----------------------------

                                                                       EXHIBIT D


                                   EXHIBIT D
                                       TO
                                CREDIT AGREEMENT



                          Borrower Security Agreement
                          ---------------------------

                                   ARTICLE I

                         Definitions; Security Interest
                         ------------------------------

     Section 1.1  Definitions.  All capitalized terms used and not otherwise
                  -----------
defined herein shall have their respective meanings as set forth in the Credit Agreement. Terms defined in the UCC shall have the same meanings when used, unless otherwise defined, in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by law. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Furthermore, as used in this Agreement:

          "Account" means any "account," as such term is defined in Section
           -------
     9.106 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all Chattel Paper, (g) all Instruments, and (h) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by the Debtor.

          "Collateral" has the meaning specified in Section 1.2 of this
           ----------                               -----------
     Agreement.

          "Default" means any Default under or as defined in the Credit
           -------
     Agreement or any Default under and as defined in any Note Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and warehouse receipts of the Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

                      BORROWER SECURITY AGREEMENT - Page 2

          "Event of Default" means any Event of Default under and as defined in
           ----------------
     the Credit Agreement or any Event of Default under and as defined in any Note Agreement.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's Patents, Marks, trade secrets, intellectual property, registrations, renewal rights, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions,
     (b) all of the Debtor's books, records, data, plans, manuals, computer software, and computer programs, (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, certificates of deposit, and investment property, (d) all rights of the Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of the Debtor, (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor, (g) all rights and claims of the Debtor under warranties and indemnities, and (h) all rights of the Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by the Debtor, other than stock and other securities.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of the Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of the Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by the Debtor, and (e) all Documents evidencing any of the foregoing.

          "Marks"  means all trademarks and service marks, now owned or held or
           -----
     hereafter acquired by the Debtor, and whether registered or unregistered, and all trade areas including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with any such registered or unregistered names.

                      BORROWER SECURITY AGREEMENT - Page 3

          "Obligations" means:
           -----------

               (a) the indebtedness, liabilities and obligations of the Debtor to the Lenders evidenced by the Notes executed by Debtor, and payable to the order of the respective Lenders, pursuant to the Credit Agreement;

               (b) the "Obligations," as such term is defined in the Credit Agreement;

               (c) all future Loans by any Lender to the Debtor and all LC Disbursements made by the Issuing Bank;

               (d) the indebtedness, liabilities and obligations of Debtor to the Note Holders evidenced by the Senior Notes, executed by Debtor and payable to the order of the respective Note Holders, pursuant to the Note Agreements;

               (e) all other indebtedness, liabilities and obligations of Debtor to the Note Holders under the Note Agreements, including any Yield-Maintenance Amount (as defined in the Note Agreements) and reasonable costs, fees and expenses in collection of the Senior Notes held by the Note Holders;

               (f) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by any Secured Party to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement; and

               (g) all extensions, renewals and modifications of any of the foregoing.

          "Patents" means all patents, patent applications and patent rights,
           -------
     now owned or hereafter acquired by the Debtor.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 8.02 of the Credit Agreement.

          "Proceeds" means any "proceeds," as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person

                      BORROWER SECURITY AGREEMENT - Page 4
     acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Party" means each of, and "Secured Parties" means all of, the
           -------------                      ---------------
     Collateral Agent, the Administrative Agent, the Issuing Bank, the Lenders and the Note Holders.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section 1.2  Security Interest.  As collateral security for the prompt
                  -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), the Debtor hereby grants to the Collateral Agent, for the pro rata benefit of the Secured Parties, a security interest in the following property, whether now owned or existing or hereafter acquired or arising and wherever arising or located (such property being hereinafter sometimes called the "Collateral"):
                                  ----------

          (a)  all Accounts;

          (b)  all General Intangibles;

          (c)  all Inventory;

          (d)  all Equipment; and

          (e) all Proceeds and products of any or all of the foregoing.

If the grant, pledge, or collateral transfer or assignment of any rights of the Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted therein nonetheless remains effective to the extent allowed by UCC Section 9.318 or other applicable law but is otherwise limited by that prohibition.

     Section 1.3  Debtor Remains Liable.  Notwithstanding anything to the
                  ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                      BORROWER SECURITY AGREEMENT - Page 5

                                  ARTICLE  II

                         Representations and Warranties
                         ------------------------------

     The Debtor represents and warrants to the Collateral Agent that:

     Section 2.1  Title.  Except for the Permitted Liens, the Debtor owns, and
                  -----
with respect to Collateral acquired after the date hereof the Debtor will own, the Collateral free and clear of any Lien.

     Section 2.2  Accounts.  Unless the Debtor has given the Collateral Agent
                  --------
written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Collateral Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by the Debtor or the sale or lease of goods by the Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section 2.3  Financing Statements.  No financing statement, security
                  --------------------
agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Collateral Agent or to perfect any Permitted Liens. Except as set forth on
Schedule 3 hereto, the Debtor has not within the past five years done business
----------
under any name or trade name other than its legal name set forth at the beginning of this Agreement. All information provided by the Debtor in its Security Agreement Questionnaire delivered to the Collateral Agent or its counsel is true, correct and complete in all material respects.

     Section 2.4  Organization and Authority.  The Debtor is a corporation duly
                  --------------------------
organized, validly existing, and in good standing under the laws of the state of its incorporation. The Debtor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by the Debtor (a) have been authorized by all necessary corporate action on the part of the Debtor, (b) do not and will not violate (i) any law, rule or regulation which violation would have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Debtor, or (ii) the articles of incorporation or bylaws of the Debtor, and (c) do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any material indenture, mortgage, deed of trust, security agreement, instrument, or agreement pursuant to which the Debtor or any of its property is bound.

     Section 2.5  Principal Place of Business.  The principal place of
                  ---------------------------
business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is

                      BORROWER SECURITY AGREEMENT - Page 6
located at the address of the Debtor shown below its name on the signature pages of this Agreement, except for any records stored offsite at the addresses specified on Schedule 1 hereto.
             ----------

     Section 2.6  Location of Collateral.  All Inventory and Equipment (except
                  ----------------------
for Inventory and Equipment which is not, individually or in the aggregate, material in value or to the business of the Debtor) of the Debtor are located at the locations specified on Schedule 1 hereto, or at other locations within the
                           ----------
continental United States of America in the ordinary course of the Debtor's business so long as all actions have been taken to assure the continued perfection and priority of the Collateral Agent's security interest therein.
The Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper have been endorsed and delivered to the Collateral Agent.

     Section 2.7  Perfection.  This Agreement creates a security interest in the
                  ----------
Collateral in favor of the Collateral Agent. Upon the filing of UCC financing statements in favor of the Collateral Agent in the jurisdictions listed on
Schedule 2 attached hereto, and upon the Collateral Agent's obtaining possession
----------
of all Documents, Instruments and Chattel Paper of the Debtor, the security interest in favor of the Collateral Agent created herein is and will constitute a valid and perfected Lien upon and security interest in all items of the Collateral covered by Article 9 of the UCC, subject to no equal or prior Lien, except the Permitted Liens.

                                  ARTICLE III

                                   Covenants
                                   ---------

     The Debtor covenants and agrees with the Collateral Agent that until the Obligations are paid and performed in full and all commitments and other obligations of the Lenders and the Note Holders to the Debtor have been terminated and no Letters of Credit are outstanding:

     Section 3.1  Maintenance.  The Debtor shall maintain the Collateral in good
                  -----------
operating condition and repair, and the Debtor shall not permit any waste or destruction of the Collateral or any part thereof except for the ordinary wear and tear of its intended primary use. The Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. The Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

     Section 3.2  Encumbrances.  The Debtor shall not create, permit, or
                  ------------
suffer to exist, and the Debtor shall defend the Collateral against, any Lien on the Collateral except Permitted Liens, and the Debtor shall defend the Debtor's rights in the Collateral and the Collateral Agent's security interest in the Collateral against the claims of all Persons.

     Section 3.3  Modification of Collateral.  The Debtor shall not do
                  --------------------------
anything to impair the rights of the Collateral Agent in the Collateral. Without the prior written consent of the Collateral

                      BORROWER SECURITY AGREEMENT - Page 7

Agent, the Debtor shall not (a) grant any extension of time for any payment with respect to the Collateral, other than trade extensions granted in the ordinary course of business, (b) compromise, compound, or settle any of the Collateral,
(c) release in whole or in part any person or entity liable for payment with respect to the Collateral, (d) allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business and other adjustments, such as bad debt expense, made in the ordinary course of business, (e) release any lien, security interest or assignment securing the Collateral, or (f) otherwise amend or modify any of the Collateral in any material manner.

     Section 3.4  Disposition of Collateral.  The Debtor shall not sell, lease,
                  -------------------------
assign, transfer or otherwise dispose of any of the Collateral, except as expressly permitted by the Credit Agreement.

     Section 3.5  Further Assurances.  At any time and from time to time, upon
                  ------------------
the reasonable request of the Collateral Agent, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as the Collateral Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Collateral Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. The Debtor shall promptly endorse and deliver to the Collateral Agent all Documents, Instruments, and Chattel Paper that it now owns or may hereafter acquire.

     Section 3.6  Risk of Loss; Insurance.  The Debtor shall be responsible
                  -----------------------
for any loss of or damage to the Collateral. The Debtor shall maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (ii) insuring the Debtor and the Collateral Agent against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, but at least in the amounts specified in the Credit Agreement, with losses payable to the Debtor and the Collateral Agent as their respective interests may appear. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Collateral Agent has received thirty (30) days prior written notice thereof. The Debtor shall furnish the Collateral Agent with certificates or other evidence satisfactory to the Collateral Agent of compliance with the foregoing insurance provisions. The Debtor shall deliver to the Collateral Agent upon demand copies of all insurance policies covering the Collateral or any part thereof.

     Section 3.7  Inspection Rights.  The Debtor shall permit the Collateral
                  -----------------
Agent and each Secured Party and their representatives, upon one (1) Business Day's prior notice, to examine or inspect the Collateral wherever located and to examine, inspect, and copy the Debtor's books and records at any reasonable time and as often as they may desire. The Collateral Agent may at any

                      BORROWER SECURITY AGREEMENT - Page 8
time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of the Debtor's Accounts.

     Section 3.8  Mortgagee's and Landlord's Waivers.  With respect to all
                  ----------------------------------
locations of Collateral, the Debtor shall cause each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor to execute and deliver instruments satisfactory in form and substance to the Collateral Agent by which such mortgagee or landlord waives or subordinates its rights, if any, in the Collateral.

     Section 3.9  Notification.  The Debtor shall promptly notify the
                  ------------
Collateral Agent of (i) any Lien or material claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, and (iii) the occurrence or existence of any Default or Event of Default.

     Section 3.10  Corporate Changes.  The Debtor shall not change its name,
                   -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, unless the Debtor shall have given the Collateral Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Collateral Agent to make each financing statement not seriously misleading. The Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records, unless it shall have given the Collateral Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Collateral Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section 3.11  Books and Records; Information.  The Debtor shall keep
                   ------------------------------
books and records of the Collateral and the Debtor's business and financial condition in accordance with GAAP (subject to year-end adjustments and disclosures). The Debtor shall from time to time at the request of the Collateral Agent deliver to the Collateral Agent such information regarding the Collateral and the Debtor as the Collateral Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. The Debtor shall mark its books and records to reflect the security interest of the Collateral Agent under this Agreement.

     Section 3.12  Location of Collateral.  The Debtor shall not move any of its
                   ----------------------
Equipment or Inventory from the locations specified herein without the prior written consent of the Collateral Agent, except to other locations within the continental United States of America in the ordinary course of business so long as all actions have been taken to assure the continued perfection and priority of the Collateral Agent's security interest therein.

     Section 3.13  Warehouse Receipts Non-Negotiable.  The Debtor agrees that
                   ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

                      BORROWER SECURITY AGREEMENT - Page 9

     Section 3.14  Collection of Accounts.  Except as otherwise provided in
                   ----------------------
this Section, the Debtor shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Collateral Agent's direction, shall take) such actions as the Debtor or the Collateral Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to, or upon the request of the Collateral Agent the Debtor shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either directly to the Collateral Agent, for the pro rata benefit of the Secured Parties (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent), or to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Collateral Agent) under arrangements in form and substance satisfactory to the Collateral Agent pursuant to which the Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Collateral Agent. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Collateral Agent, for the pro rata benefit of the Secured Parties, with any necessary endorsements. Until such Proceeds are delivered to the Collateral Agent, such Proceeds shall be held in trust by the Debtor for the benefit of the Collateral Agent and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Collateral Agent pursuant to this Section may at the option of the Determining Lenders, (i) be applied to the Obligations in accordance with the Intercreditor Agreement, or
(ii) be deposited to the credit of Debtor and held as collateral for the Obligations or permitted to be used by Debtor in the ordinary course of its business.

                                  ARTICLE IV

                      Special Provisions Concerning Marks
                      -----------------------------------

     Section 4.1  Additional Representations and Warranties.  The Debtor
                  -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of the Marks listed as being owned by it in Schedule 4 hereto and that, as of the date
                                     ----------
hereof, the listed Marks include all the United States federal and foreign registrations or applications registered in the United States Patent and Trademark Office or the equivalent government agency or office in any applicable foreign jurisdiction which are necessary for Debtor's business as currently operated. The Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. The Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of the Debtor's present or contemplated business operations infringes or will infringe any mark. The Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 4 hereto and that such registrations are
                               ----------
valid, subsisting, have not been cancelled and that the Debtor is not aware of any third party claim (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable. The Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required

                     BORROWER SECURITY AGREEMENT - Page 10
by the United States Patent and Trademark Office or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each such Mark and associated goodwill, and record the same.

     Section 4.2  Licenses and Assignments.  Other than the license agreements
                  ------------------------
listed on Schedule 4 hereto and any extensions or renewals thereof, the Debtor
          ----------
hereby agrees not to divest itself of any right under any Mark except those Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

     Section 4.3  Infringements.  The Debtor agrees, promptly upon learning
                  -------------
thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Debtor's rights in and to any Mark, or with respect to any party claiming that the Debtor's use of any Mark violates any property right of that party, in each case to the extent that the Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. The Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Mark to the extent that the Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

     Section 4.4  Preservation of Marks.   To the extent the failure to do so
                  ---------------------
would cause a Material Adverse Effect and the Debtor reasonably believes it to be consistent with good business practice, the Debtor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or applicable foreign jurisdictions.

     Section 4.5  Maintenance of Registration.   To the extent the failure to
                  ---------------------------
do so would cause a Material Adverse Effect and the Debtor reasonably believes it to be consistent with good business practice, the Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S) 1051 et seq. to maintain trademark registration, including but
                      -- ---
not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. (S)(S) 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Determining Lenders.

     Section 4.6  Future Registered Marks.  If any Mark registration is issued
                  -----------------------
hereafter to the Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration the Debtor shall deliver a copy of such registration, and a grant of security in such Mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

                     BORROWER SECURITY AGREEMENT - Page 11

     Section 4.7  Remedies.  If an Event of Default shall occur and be
                  --------
continuing, the Collateral Agent may, after five days' written notice to the Debtor, take any or all of the following actions: (i) declare the entire right, title and interest of the Debtor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to
                                              -----------
be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of the Debtor's businesses symbolized by the Marks and the right to carry on the businesses and use the assets of the Debtor in connection with which the Marks have been used; and (iii) direct the Debtor to refrain, in which event the Debtor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                   ARTICLE V

                               Special Provisions
                               Concerning Patents
                               ------------------

     Section 5.1  Additional Representations and Warranties.  The Debtor
                  -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed as being owned by it in Schedule 5 hereto and that,
                                                     ----------
as of the date hereof, said Patents include all the patents and applications for patents that the Debtor now owns which are necessary for Debtor's business as currently operated. The Debtor represents and warrants that it owns or is licensed to practice under all Patents that it now uses or practices under. The Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of the Debtor's present or contemplated business operations infringes or will infringe any patent. The Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the equivalent government agency or office of any applicable foreign jurisdiction, in order to effect an absolute assignment of all right, title and interest in each Patent and record the same.

     Section 5.2  Licenses and Assignments.  Other than the license agreements
                  ------------------------
listed on Schedule 5 hereto and any extensions or renewals thereof, the Debtor
          ----------
hereby agrees not to divest itself of any right under any Patent except those Patents the Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

     Section 5.3  Infringements.  The Debtor agrees, promptly upon learning
                  -------------
thereof, to furnish the Collateral Agent in writing with all pertinent information available to the Debtor with respect to any infringement or other violation of the Debtor's rights in any Patent, or with respect to any

                     BORROWER SECURITY AGREEMENT - Page 12
claim that practice of any Patent violates any property rights of that party, in each case to the extent that the Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. The Debtor further agrees, consistent with good business practice and absent direction of the Collateral Agent to the contrary (which direction shall only be given if an Event of Default shall have occurred and be continuing), diligently to prosecute any Person infringing any Patent to the extent that the Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

     Section 5.4  Maintenance of Patents.  At its own expense, the Debtor
                  ----------------------
shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each Patent to the extent the Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

     Section 5.5  Prosecution of Patent Application.  At its own expense, the
                  ---------------------------------
Debtor shall diligently prosecute all applications for Patents listed as being owned by it in Schedule 5 hereto and shall not abandon any such application
               ----------
prior to exhaustion of all reasonable administrative and judicial remedies, to the extent Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

     Section 5.6  Other Patents.  Within thirty (30) days of acquisition of a
                  -------------
Patent, or of filing of an application for a Patent, the Debtor shall deliver to the Collateral Agent a copy of said Patent or such application, as the case may be, with a grant of security as to such Patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

     Section 5.7  Remedies.  If an Event of Default shall occur and be
                  --------
continuing, the Collateral Agent may after five days' written notice to the Debtor, take any or all of the following actions: (i) declare the entire right, title, and interest of the Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to
                                                             -----------
execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents; and (iii) direct the Debtor to refrain, in which event the Debtor shall refrain, from practicing the Patents directly or indirectly, and the Debtor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents to the Collateral Agent for the benefit of the Secured Parties.

                     BORROWER SECURITY AGREEMENT - Page 13

                                  ARTICLE VI

                         Rights of the Collateral Agent
                         ------------------------------

     Section 6.1  Power of Attorney.  The Debtor hereby irrevocably
                  -----------------
constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Collateral Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Collateral Agent the power and right on behalf of the Debtor and in its own name to do any of the following, without notice to or the consent of the Debtor, whether or not an Event of Default has occurred and is continuing, except as otherwise expressly provided below.

          (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Collateral Agent and to receive, open, and dispose of mail addressed to the Debtor;

          (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against the Debtor with

                     BORROWER SECURITY AGREEMENT - Page 14
     respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Collateral Agent may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral; (I) after the occurrence and during the continuance of an Event of Default, to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve, or realize upon the Collateral and the Collateral Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Collateral Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

     Section 6.2  Certain Covenants and Rights Regarding the Collateral.
                  -----------------------------------------------------

          (a) The Debtor shall from time to time at the reasonable request of the Collateral Agent furnish the Collateral Agent with a schedule of each Account included in the Collateral and a list of all those liable on checks, notes, drafts, and other Instruments representing the proceeds of such Accounts. The Collateral Agent shall have the right to make test verifications of the Collateral. If any part of the Collateral is or becomes subject to the Federal Assignment of Claims Act, the Debtor will execute all instruments and take all steps required by the Collateral Agent to comply with that act. If part of the Collateral is evidenced by Chattel Paper or by one or more promissory notes, trade acceptances or other Instruments for the payment of money, the Debtor will, at the request of the Collateral Agent, immediately deliver them to the Collateral Agent, appropriately endorsed to the order of the

                     BORROWER SECURITY AGREEMENT - Page 15

     Collateral Agent, and regardless of the form of endorsement, the Debtor waives presentment, demand, notice of dishonor, protest, and notice of protest.

          (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered, or questioned, or if any legal proceedings are instituted with respect thereto, the Debtor will give prompt written notice thereof to the Collateral Agent and, at the Debtor's own cost and expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Collateral Agent (whether or not named as a party to the legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Debtor and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

          (c) Upon the occurrence of an Event of Default and at any time thereafter, the Collateral Agent is authorized to take possession peaceably of the Collateral and of all books, records and accounts relating thereto, and to exercise without interference from the Debtor any and all rights which the Debtor has with respect to the management, possession, protection, or preservation of the Collateral. If necessary to obtain the possession provided for above, the Collateral Agent may invoke any and all legal remedies to dispossess the Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by the Collateral Agent pursuant to this Section, the Collateral Agent shall not be liable for any loss sustained by the Debtor resulting from any act or omission of the Collateral Agent unless such loss is caused by the willful misconduct and bad faith of the Collateral Agent, nor shall the Collateral Agent be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof, or under or by reason of this Agreement or exercise of rights or remedies hereunder.

          (d) At any time prior to the termination of this Agreement, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may notify the account debtors or obligors of any Accounts, Chattel Paper, Instruments, or other evidences of indebtedness included in the Collateral to pay the Collateral Agent directly. Until the Collateral Agent elects to exercise these rights, the Debtor is authorized as agent of the Collateral Agent to collect and enforce such accounts. The costs of collection and enforcement, including attorneys' fees and expenses, shall be borne solely by the Debtor whether incurred by the Collateral Agent or the Debtor.

     Section 6.3  Performance by the Collateral Agent.  If the Debtor fails to
                  -----------------------------------
perform or comply with any of its obligations or agreements contained herein, the Collateral Agent itself may, at its sole

                     BORROWER SECURITY AGREEMENT - Page 16
discretion, cause or attempt to cause performance or compliance with such agreement and, the expenses of the Collateral Agent, together with interest thereon at the Maximum Rate, shall be payable by the Debtor to the Collateral Agent on demand and shall constitute Obligations secured by this Agreement. The Collateral Agent, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, it is expressly agreed that the Collateral Agent shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

     Section 6.4  Setoff; Property Held by the Collateral Agent.  If an Event
                  ---------------------------------------------
of Default shall have occurred and be continuing, the Collateral Agent shall have the right to set off and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Collateral Agent to the Debtor whether or not the Obligations are then due. As additional security for the Obligations, the Debtor hereby grants the Collateral Agent a security interest in all money, instruments, and other property of the Debtor now or hereafter held by the Collateral Agent. In addition to the Collateral Agent's right of setoff and as further security for the Obligations, the Debtor hereby grants the Collateral Agent a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of the Debtor now or hereafter deposited with or held by the Collateral Agent and all other sums at any time credited by or owing from the Collateral Agent to the Debtor. The rights and remedies of the Collateral Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Collateral Agent may have.

     Section 6.5  Subrogation.  If any of the Obligations are given in renewal
                  -----------
or extension or applied toward the payment of indebtedness secured by any Lien, the Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

     Section 6.6  Collateral Agent's Duty of Care.  Other than the exercise of
                  -------------------------------
reasonable care in the physical custody of the Collateral while held by the Collateral Agent hereunder, the Collateral Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Collateral Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Collateral Agent takes such action, for purposes of preserving rights in the Collateral, as Debtor may reasonably request in writing, but no failure or omission or delay by the Collateral Agent in complying with any such request by Debtor, and no refusal by the Collateral Agent to comply with any such request by Debtor, shall be deemed to be a failure to exercise reasonable care.

     Section 6.7  Assignment by the Collateral Agent.  The Secured Parties may
                  ----------------------------------
from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof in

                     BORROWER SECURITY AGREEMENT - Page 17
accordance with the applicable provisions of the Credit Agreement and the Note Agreements, respectively, and the assignee shall be entitled to all of the rights and remedies of such Person under this Agreement in relation thereto.

                                  ARTICLE VII

                                    Default
                                    -------

     Section 7.1  Rights and Remedies.  Upon the occurrence of an Event of
                  -------------------
Default, the Collateral Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Collateral Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof or by applicable law, the Collateral Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Collateral Agent may (A) without demand or notice to the Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Collateral Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Collateral Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Collateral Agent, the Debtor shall assemble the Collateral and make it available to the Collateral Agent at any place designated by the Collateral Agent that is reasonably convenient to the Debtor and the Collateral Agent. The Debtor agrees that the Collateral Agent shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Collateral Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by any Secured Party in connection with the collection of the Obligations and the enforcement of the Collateral Agent's rights under this Agreement. The Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are

                     BORROWER SECURITY AGREEMENT - Page 18
     insufficient to pay the Obligations in full. The Debtor waives all rights of marshalling in respect of the Collateral.

          (ii) The Collateral Agent may cause any or all of the Collateral held by it to be transferred into the name of the Collateral Agent or the name or names of the Collateral Agent's nominee or nominees.

          (iii) The Collateral Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Collateral Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Collateral Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

     Section 7.2  Application of Proceeds of Sale.  The proceeds of any sale of
                  -------------------------------
Collateral pursuant to Section 7.1 hereof, as well as any Collateral consisting
                       -----------
of cash, shall be applied by the Collateral Agent as provided in the Intercreditor Agreement. Upon any sale of the Collateral by the Collateral Agent (including, without limitation, a sale pursuant to the UCC or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                                 ARTICLE VIII

                                 Miscellaneous
                                 -------------

     Section 8.1  No Waiver; Cumulative Remedies.  No failure on the part of the
                  ------------------------------
Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 8.2  Successors and Assigns.  This Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the Debtor, the Collateral Agent and their respective heirs, successors, and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

                     BORROWER SECURITY AGREEMENT - Page 19

     Section 8.3  AMENDMENT; ENTIRE AGREEMENT; CONTROLLING AGREEMENT. THIS
                  --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.

     Section 8.4  Notices.  All notices and other communications provided for
                  -------
in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Sec  Applicable Law; Venue; Service of Process.  THIS AGREEMENT SHALL BE
          -----------------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST THE DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. THE DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. THE DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.4 OF THIS
                                                             -----------
AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF

                     BORROWER SECURITY AGREEMENT - Page 20

THE COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY THE DEBTOR AGAINST THE COLLATERAL AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section 8.6  Headings.  The headings, captions, and arrangements used in
                  --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 8.7  Survival of Representations and Warranties. All
                  ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties or the right of the Secured Parties to rely upon them.

     Section 8.8  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 8.9  Waiver of Bond.  In the event the Collateral Agent seeks to
                  --------------
takepossession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 8.10  Severability.  Any provision of this Agreement which is
                   ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.11  Construction.  The Debtor and the Collateral Agent
                   ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Collateral Agent.

     Section 8.12  Obligations Absolute.  The obligations of the Debtor under
                   --------------------
this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

                     BORROWER SECURITY AGREEMENT - Page 21

     Section 8.13  Release of Security Interest.  At such time as all of the
                   ----------------------------
Obligations have been paid and performed in full, all obligations and commitments of the Secured Parties to make advances, issue letters of credit or otherwise extend credit under the Credit Agreement and the Note Agreements, respectively, have expired or terminated, and no Letters of Credit remain outstanding, the Collateral Agent shall release the security interest granted hereby.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

                     BORROWER SECURITY AGREEMENT - Page 22

  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                DEBTOR:
                                ------

                                GLOBAL INDUSTRIAL TECHNOLOGIES, INC.



                                By:  /s/ PAUL W. FEHLMAN
                                    ------------------------------------
                                    Name: Paul W. Fehlman
                                         -------------------------------
                                    Title: Treasurer
                                          ------------------------------

                                Address for Notices:

                                2121 San Jacinto, Suite 2500
                                Dallas, Texas   75201
                                Fax No.:   (214) 953-4594
                                Telephone No.:       (214) 953-4572
                                Attention:        Paul W. Fehlman

                                COLLATERAL AGENT:
                                ----------------

                                CHASE BANK OF TEXAS,
                                NATIONAL ASSOCIATION,
                                as Collateral Agent



                                By:  /s/ MAE K. REEVES
                                    ------------------------------------
                                    Name: Mae K. Reeves
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    Address for Notices:
                                    2200 Ross Avenue, 3rd Floor
                                    Dallas, Texas  75201
                                    Fax No.:       (214) 965-2044
                                    Telephone No.: (214) 965-2159
                                    Attention:     Mae K. Reeves

                     BORROWER SECURITY AGREEMENT - Page 23

                                   EXHIBIT E
                                      TO
                               CREDIT AGREEMENT

                         Subsidiary Security Agreement
                         -----------------------------

POS=BOTTOM,QUAD=LEFT)

                         SUBSIDIARY SECURITY AGREEMENT
                         -----------------------------

     This SUBSIDIARY SECURITY AGREEMENT (this "Agreement") dated as of July 30,
                                               ---------
1999 is by and among the undersigned debtors (each, a "Debtor" and collectively,
                                                       ------
the "Debtors") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the collateral
     -------
agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent") for the Secured Parties (as hereinafter
               ----------------
defined).

                                R E C I T A L S:
                                - - - - - - - -

     A. Concurrently herewith, Global Industrial Technologies, Inc., a Delaware corporation (the "Borrower"), Chase Bank of Texas, National
                           --------
Association, as the Administrative Agent, ABN AMRO Bank N.V., as the Documentation Agent and as the Issuing Bank, PNC Bank, National Association, as the Syndication Agent, and the Lenders from time to time party thereto have executed that certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement").
                                            ----------------

     B.   The Borrower is presently indebted to the holders (the "Note Holders")
                                                                  ------------
of certain notes issued by the Borrower pursuant to (i) that certain Note Agreement dated as of January 31, 1996, by and among the Borrower, The Prudential Insurance Company of America and Principal Life Insurance Company (formerly known as Principal Mutual Life Insurance Company), (ii) that certain Note Agreement dated as of June 30, 1998, by and among the Borrower, The Prudential Insurance Company of America and U.S. Private Placement Fund, and
(iii) that certain Note Agreement dated as of October 2, 1998, by and between the Borrower and The Prudential Insurance Company of America (such Note Agreements, as the same have been and may be amended, supplemented or modified from time to time, being hereinafter referred to collectively as the "Note
                                                                      ----
Agreements").
----------

     C. The Borrower, the Debtors, the Collateral Agent, the Administrative Agent, the Issuing Bank, the Lenders and the Note Holders have executed that certain Intercreditor Agreement of even date herewith (such Intercreditor Agreement, as the same may be amended, supplemented or modified from time to time, the "Intercreditor Agreement"), which Intercreditor Agreement, among other
           -----------------------
things, appoints the Collateral Agent and sets forth certain agreements regarding the parties' rights with regard to the Collateral.

     D. The Administrative Agent, the Issuing Bank and the Lenders have conditioned their obligations under the Credit Agreement on the execution and delivery by the Debtors of this Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SUBSIDIARY SECURITY AGREEMENT - PAGE 1

                                   ARTICLE I

                         Definitions; Security Interest
                         ------------------------------

     Section I.1  Definitions. All capitalized terms used and not otherwise
                  -----------
defined herein shall have their respective meanings as set forth in the Credit Agreement. Terms defined in the UCC shall have the same meanings when used, unless otherwise defined, in this agreement. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by law. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Furthermore, as used in this Agreement:

          "Account" means any "account," as such term is defined in Section
           -------
     9.106 of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all Chattel Paper, (g) all Instruments, and (h) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.

          "Chattel Paper" means any "chattel paper", as such term is defined in
           -------------
     Section 9.105(a)(2) of the UCC, now owned or hereafter acquired by any Debtor.

          "Collateral" has the meaning specified in Section 1.2 of this
           ----------                               -----------
     Agreement.

          "Default" means any Default under or as defined in the Credit
           -------
     Agreement or any Default under and as defined in any Note Agreement.

          "Document" means any "document", as such term is defined in Section
           --------
     9.105(a)(6) of the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.

          "Equipment" means any "equipment", as such term is defined in Section
           ---------
     9.109(2) of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever

SUBSIDIARY SECURITY AGREEMENT - PAGE 2
     located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          "Event of Default" means any Event of Default under and as defined in
           ----------------
     the Credit Agreement or any Event of Default under and as defined in any Note Agreement.

          "General Intangibles" means any "general intangibles", as such term is
           -------------------
     defined in Section 9.106 of the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all Patents, Marks, trade secrets, intellectual property, registrations, renewal rights, goodwill, copyrights, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, certificates of deposit and investment property of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.

          "Instrument" means any "instrument", as such term is defined in
           ----------
     Section 9.105(a)(9) of the UCC, now owned or hereafter acquired by any Debtor.

          "Inventory" means any "inventory", as such term is defined in Section
           ---------
     9.109(4) of the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that are held for sale or lease or to be furnished under any contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor,
     (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.

          "Marks" means all trademarks and service marks, now owned or held or
           -----
     hereafter acquired by any Debtor, and whether registered or unregistered, and all trade areas including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with any such registered or unregistered marks.

SUBSIDIARY SECURITY AGREEMENT - PAGE 3

          "Obligations" means:
           -----------

          (a) the indebtedness, liabilities and obligations of the Borrower to the Lenders evidenced by the Notes, executed by the Borrower and payable to the order of the respective Lenders, pursuant to the Credit Agreement;

          (b) the indebtedness, liabilities and obligations of each Debtor to the Administrative Agent, the Issuing Bank and the Lenders under the Guaranty executed by each Debtor in favor of the Administrative Agent, the Issuing Bank and the Lenders;

          (c)   the "Obligations" as such term is defined in the Credit
     Agreement;

          (d) all future Loans by any Lender to the Borrower and the Debtors, or any of them, and all LC Disbursements made by the Issuing Bank;

          (e) the indebtedness, liabilities and obligations of the Borrower to the Note Holders evidenced by the Senior Notes, executed by the Borrower and payable to the order of the Note Holders, pursuant to the Note Agreements;

          (f) the indebtedness, liabilities and obligations of each Debtor to the Note Holders under the guaranty or guaranties executed by each Debtor in favor of the Note Holders;

          (g) all other indebtedness, liabilities and obligations of each Debtor to the Note Holders under the Note Agreements, including any Yield-Maintenance Amount (as defined in the Note Agreements) and reasonable costs, fees and expenses in collection of the notes held by the Note Holders;

          (h) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by any Secured Party to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement; and

          (i) all extensions, renewals and modifications of any of the foregoing.

          "Patents" means all patents, patent applications and patent rights,
           -------
     now owned or hereafter acquired by any Debtor.

          "Permitted Liens" means the security interests granted hereby and
           ---------------
     Liens expressly permitted by Section 8.02 of the Credit Agreement.
                                  ------------

          "Proceeds" means any "proceeds", as such term is defined in Section
           --------
     9.306 of the UCC and, in any event, shall include, but not be limited to,
     (a) any and all

SUBSIDIARY SECURITY AGREEMENT - PAGE 4
     proceeds of any insurance, indemnity, warranty, or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Party" means each of, and "Secured Parties" means all of, the
           -------------                      ---------------
     Collateral Agent, the Administrative Agent, the Issuing Bank, the Lenders and the Note Holders.

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     Texas or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

     Section I.2  Security Interest.  As collateral security for the prompt
                  -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise), each Debtor hereby grants to the Collateral Agent, for the pro rata benefit of the Secured Parties, a security interest in the following property, whether now owned or existing or hereafter acquired or arising and wherever arising or located (such property being hereinafter sometimes called the "Collateral"):
                                  ----------

          (a)  all Accounts;

          (b)  all General Intangibles;

          (c)  all Inventory;

          (d)  all Equipment; and

          (e)  all Proceeds and products of any or all of the foregoing.

     Without limiting the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Borrower to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of bankruptcy, reorganization, or similar proceedings involving the Borrower. If the grant, pledge, or collateral transfer or assignment of any rights of any Debtor under any contract included in the Collateral is expressly prohibited by such contract, then the security interest hereby granted nonetheless remains effective to the extent allowed by
Section 9.318 of the UCC or other applicable law but is otherwise limited by that prohibition.

SUBSIDIARY SECURITY AGREEMENT - PAGE 5

     Section I.3  Debtors Remain Liable.  Notwithstanding anything to the
                  ---------------------
contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE II

                         Representations and Warranties
                         ------------------------------

     Each Debtor represents and warrants to the Collateral Agent that:

     Section II.1  Title.  Except for the Permitted Liens, such Debtor owns,
                   -----
and with respect to Collateral acquired after the date hereof such Debtor will own, the Collateral free and clear of any Lien.

     Section II.2  Accounts.  Unless a Debtor has given the Collateral Agent
                   --------
written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Collateral Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor's knowledge, no Account is subject to any offset, counterclaim, or other defense.

     Section II.3  Financing Statements.  No financing statement, security
                   --------------------
agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Collateral Agent or to perfect any Permitted Liens. Except as set forth on
Schedule 3 hereto, no Debtor has within the past five years done business under
----------
any name or trade name other than its legal name set forth at the beginning of this Agreement. All information provided by each Debtor in its Security Agreement Questionnaire delivered to the Collateral Agent or its counsel is true, correct and complete in all material respects.

     Section II.4  Organization and Authority.  Each Debtor is a corporation
                   --------------------------
duly organized, validly existing, and in good standing under the laws of the state of its incorporation. Each Debtor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by such Debtor (a) have been authorized

SUBSIDIARY SECURITY AGREEMENT - PAGE 6
by all necessary corporate action on the part of such Debtor, (b) do not and will not violate (i) any law, rule or regulation which violation would have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of such Debtor, or (ii) the articles or certificate of incorporation or bylaws of such Debtor, and (c) do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any material indenture, mortgage, deed of trust, security agreement, instrument or agreement pursuant to which such Debtor or any of its property is bound.

     Section II.5  Principal Place of Business.  The principal place of
                   ---------------------------
business and chief executive office of each Debtor, and the office where each Debtor keeps its books and records, is located at the address of such Debtor shown below its name on the signature pages of this Agreement except for any records stored offsite at the addresses specified on Schedule 1 hereto.
                                                     ----------

     Section II.6  Location of Collateral.  All Inventory and Equipment
                   ----------------------
(except for Inventory and Equipment which is not, individually or in the aggregate, material in value or to the business of any Debtor) of each Debtor are located at the locations specified on Schedule 1 hereto or at other
                                          ----------
locations within the continental United States of America in the ordinary course of each Debtor's business so long as all actions have been taken to assure the continued perfection and priority of the Collateral Agent's security interest therein. Each Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and Chattel Paper of each Debtor have been endorsed and delivered to the Collateral Agent.

     Section II.7  Perfection.  This Agreement creates a security interest in
                   ----------
the Collateral in favor of the Collateral Agent. Upon the filing of UCC financing statements in favor of the Collateral Agent in the jurisdictions listed on Schedule 2 attached hereto, and upon the Collateral Agent's obtaining
          ----------
possession of all Documents, Instruments and Chattel Paper of each Debtor, the security interest in favor of the Collateral Agent created herein will constitute a valid and perfected Lien upon and security interest in all items of the Collateral covered by Article 9 of the UCC, subject to no equal or prior Lien, except the Permitted Liens.

                                  ARTICLE III

                                   Covenants
                                   ---------

     The Debtors jointly and severally covenant and agree with the Collateral Agent that until the Obligations are paid and performed in full and all commitments and other obligations of the Lenders and the Note Holders to the Borrower have been terminated and no Letters of Credit are outstanding:

     Section III.1  Maintenance.  Each Debtor shall maintain the Collateral
                    -----------
in good operating condition and repair, and no Debtor shall permit any waste or destruction of the Collateral or any part thereof except for the ordinary wear and tear of its intended primary use. No Debtor shall

SUBSIDIARY SECURITY AGREEMENT - PAGE 7
use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. No Debtor shall use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

     Section III.2  Encumbrances.  No Debtor shall create, permit, or suffer
                    ------------
to exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral except Permitted Liens, and shall defend such Debtor's rights in the Collateral and the Collateral Agent's security interest in the Collateral against the claims of all Persons.

     Section III.3  Modification of Collateral.  No Debtor shall do anything
                    --------------------------
to impair the rights of the Collateral Agent in the Collateral. Without the prior written consent of the Collateral Agent, no Debtor shall (a) grant any extension of time for any payment with respect to the Collateral, other than trade extensions granted in the ordinary course of business, (b) compromise, compound, or settle any of the Collateral, (c) release in whole or in part any person or entity liable for payment with respect to the Collateral, (d) allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business and other adjustments, such as bad debt expense, made in the ordinary course of business,
(e) release any lien, security interest, or assignment securing the Collateral, or (f) otherwise amend or modify any of the Collateral in any material manner.

     Section III.4  Disposition of Collateral.  No Debtor shall sell, lease,
                    -------------------------
assign, transfer or otherwise dispose of any Collateral, except as expressly permitted by the Credit Agreement.

     Section III.5  Further Assurances.  At any time and from time to time,
                    ------------------
upon the reasonable request of the Collateral Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as the Collateral Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Collateral Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Each Debtor shall promptly endorse and deliver to the Collateral Agent all Documents, Instruments, and Chattel Paper that it now owns or may hereafter acquire.

     Section III.6  Risk of Loss; Insurance.  The Debtors shall be
                    -----------------------
responsible for any loss of or damage to the Collateral. Each Debtor shall maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (ii) insuring such Debtor and the Collateral Agent against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, but at least in the amounts specified in the Credit Agreement, with

SUBSIDIARY SECURITY AGREEMENT - PAGE 8
losses payable to such Debtor and the Collateral Agent, as their respective interests may appear. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Collateral Agent has received 30 days prior written notice thereof. Each Debtor shall furnish the Collateral Agent with certificates or other evidence satisfactory to the Collateral Agent of compliance with the foregoing insurance provisions. Each Debtor shall deliver to the Collateral Agent upon demand copies of all insurance policies covering the Collateral or any part thereof.

     Section III.7  Inspection Rights.  Each Debtor shall permit the
                    -----------------
Collateral Agent and each Secured Party and their representatives, upon one (1) Business Day's prior notice, to examine or inspect the Collateral wherever located and to examine, inspect, and copy such Debtor's books and records at any reasonable time and as often as they may desire. The Collateral Agent may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor's Accounts.

     Section III.8  Mortgagee's and Landlord's Waivers.  With respect to all
                    ----------------------------------
locations of Collateral, each Debtor shall cause each mortgagee of real property owned by such Debtor and each landlord of real property leased by such Debtor to execute and deliver instruments satisfactory in form and substance to the Collateral Agent by which such mortgagee or landlord waives or subordinates its rights, if any, in the Collateral.

     Section III.9  Notification.  Each Debtor shall promptly notify the
                    ------------
Collateral Agent of (i) any Lien or material claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, and (iii) the occurrence or existence of a Default or an Event of Default.

     Section III.10 Corporate Changes.  No Debtor shall change its name,
                    -----------------
identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, unless such Debtor shall have given the Collateral Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Collateral Agent to make each financing statement not seriously misleading. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records, unless it shall have given the Collateral Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Collateral Agent to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section III.11 Books and Records; Information.  Each Debtor shall keep
                    ------------------------------
accurate and complete books and records of the Collateral and such Debtor's business and financial condition in accordance with GAAP (subject to year-end adjustments and disclosures). Each Debtor shall from time to time at the request of the Collateral Agent deliver to the Collateral Agent such information regarding the Collateral and such Debtor as the Collateral Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity

SUBSIDIARY SECURITY AGREEMENT - PAGE 9
and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Collateral Agent under this Agreement.

     Section III.12  Location of Collateral.  No Debtor shall move any of its
                     ----------------------
Equipment or Inventory from the locations specified herein without the prior written consent of the Collateral Agent, except to other locations within the continental United States of America in the ordinary course of business so long as all actions have been taken to assure the continued perfection and priority of the Collateral Agent's security interest therein.

     Section III.13  Warehouse Receipts Non-Negotiable.  Each Debtor agrees
                     ---------------------------------
that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).

     Section III.14  Collection of Accounts.  Except as otherwise provided in
                     ----------------------
this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Collateral Agent's direction, shall take) such actions as the Debtors or the Collateral Agent may deem necessary or advisable to enforce collection of the Accounts. At any time, if an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to, or upon the request of the Collateral Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Collateral Agent) under arrangements in form and substance satisfactory to the Collateral Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Collateral Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Collateral Agent, for the pro rata benefit of the Secured Parties, with any necessary endorsements. Until such Proceeds are delivered to the Collateral Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Collateral Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Collateral Agent pursuant to this Section may at the option of the Determining Lenders in the exercise of their absolute discretion, (i) be applied to the Obligations in accordance with the Intercreditor Agreement, or (ii) be deposited to the credit of any Debtor and held as collateral for the Obligations or permitted to be used by such Debtor in the ordinary course of its business.

                                  ARTICLE IV

                      Special Provisions Concerning Marks
                      -----------------------------------

SUBSIDIARY SECURITY AGREEMENT - PAGE 10

     Section IV.1  Additional Representations and Warranties.  Each Debtor
                   -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of the Marks listed as being owned by it in Schedule 4 hereto and that, as of the date
                                     ----------
hereof, the listed Marks include all the United States federal and foreign registrations or applications registered in the United States Patent and Trademark Office or the equivalent government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor's business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any mark. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 4 hereto and that such
                                            ----------
registrations are valid, subsisting, have not been cancelled and that such Debtor is not aware of any third party claim (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable. Each Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each such Mark and associated goodwill, and record the same.

     Section IV.2  Licenses and Assignments.  Other than the license
                   ------------------------
agreements listed on Schedule 4 hereto and any extensions or renewals thereof,
                     ----------
each Debtor hereby agrees not to divest itself of any right under any Mark except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

     Section IV.3  Infringements.  Each Debtor agrees, promptly upon learning
                   -------------
thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor's rights in and to any Mark, or with respect to any party claiming that such Debtor's use of any Mark violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Mark to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

     Section IV.4  Preservation of Marks.   To the extent the failure to do so
                   ---------------------
would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or applicable foreign jurisdictions.

SUBSIDIARY SECURITY AGREEMENT - PAGE 11

     Section IV.5  Maintenance of Registration.   To the extent the failure to
                   ---------------------------
do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S) 1051 et seq. to maintain trademark registration, including but
                      -- ---
not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Marks pursuant to 15 U.S.C. (S)(S) 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Determining Lenders.

     Section IV.6  Future Registered Marks.  If any Mark registration is issued
                   -----------------------
hereafter to any Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

     Section IV.7  Remedies.  If an Event of Default shall occur and be
                   --------
continuing, the Collateral Agent may, after five days' written notice to each Debtor, take any or all of the following actions: (i) declare the entire right, title and interest of each Debtor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to
                                              -----------
be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of each Debtor's businesses symbolized by the Marks and the right to carry on the businesses and use the assets of such Debtor in connection with which the Marks have been used; and (iii) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                   ARTICLE V

                               Special Provisions
                               Concerning Patents
                               ------------------

     Section V.1  Additional Representations and Warranties.  Each Debtor
                  -----------------------------------------
represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed as being owned by it in Schedule 5 hereto and that,
                                                     ----------
as of the date hereof, said Patents include all the patents and applications for patents that such Debtor now owns which are necessary for such Debtor's

SUBSIDIARY SECURITY AGREEMENT - PAGE 12
business as currently operated. Each Debtor represents and warrants that it owns or is licensed to practice under all Patents that it now uses or practices under. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any patent. Each Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the equivalent government agency or office of any applicable foreign jurisdiction, in order to effect an absolute assignment of all right, title and interest in each Patent and record the same.

     Section V.2  Licenses and Assignments.  Other than the license agreements
                  ------------------------
listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor
          ----------
hereby agrees not to divest itself of any right under any Patent except those Patents such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries' business.

     Section V.3  Infringements.  Each Debtor agrees, promptly upon learning
                  -------------
thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Debtor with respect to any infringement or other violation of such Debtor's rights in any Patent, or with respect to any claim that practice of any Patent violates any property rights of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, consistent with good business practice and absent direction of the Collateral Agent to the contrary (which direction shall only be given if an Event of Default shall have occurred and be continuing), diligently to prosecute any Person infringing any Patent to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.

     Section V.4  Maintenance of Patents.  At its own expense, each Debtor
                  ----------------------
shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each Patent to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

     Section V.5  Prosecution of Patent Application.  At its own expense, each
                  ---------------------------------
Debtor shall diligently prosecute all applications for Patents listed as being owned by it in Schedule 5 hereto and shall not abandon any such application
               ----------
prior to exhaustion of all reasonable administrative and judicial remedies, to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

     Section V.6  Other Patents.  Within thirty (30) days of acquisition of a
                  -------------
Patent, or of filing of an application for a Patent, each Debtor shall deliver to the Collateral Agent a copy of said Patent or such application, as the case may be, with a grant of security as to such Patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Collateral Agent.

SUBSIDIARY SECURITY AGREEMENT - PAGE 13

     Section V.7  Remedies.  If an Event of Default shall occur and be
                  --------
continuing, the Collateral Agent may after five days' written notice to each Debtor, take any or all of the following actions: (i) declare the entire right, title, and interest of each Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Parties, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to
                                                             --------
execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents; and (iii) direct each Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents directly or indirectly, and such Debtor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents to the Collateral Agent for the benefit of the Secured Parties.

                                  ARTICLE VI

                         Rights of the Collateral Agent
                         ------------------------------

     Section VI.7  Power of Attorney.  Each Debtor hereby irrevocably
                   -----------------
constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Collateral Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Collateral Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor, whether or not an Event of Default has occurred and is continuing, except as otherwise expressly provided below.

            (i) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

           (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;

          (iii) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Collateral Agent and to receive, open, and dispose of mail addressed to any Debtor;

           (iv) (A) after the occurrence and during the continuance of an Event of Default, to direct account debtors and any other parties liable for any payment under any of the

SUBSIDIARY SECURITY AGREEMENT - PAGE 14

     Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) after the occurrence and during the continuance of an Event of Default, to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Collateral Agent may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) after the occurrence and during the continuance of an Event of Default, to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; and (K) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve, or realize upon the Collateral and the Collateral Agent's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Collateral Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.

SUBSIDIARY SECURITY AGREEMENT - PAGE 15

     Section VI.2  Certain Covenants and Rights Regarding the Collateral.
                   -----------------------------------------------------

          (a) Each Debtor shall from time to time at the reasonable request of the Collateral Agent furnish the Collateral Agent with a schedule of each Account included in the Collateral and a list of all those liable on checks, notes, drafts, and other Instruments representing the proceeds of such Accounts. The Collateral Agent shall have the right to make test verifications of the Collateral. If any part of the Collateral is or becomes subject to the Federal Assignment of Claims Act, each Debtor whose Collateral has been affected thereby will execute all instruments and take all steps required by the Collateral Agent to comply with that act. If part of the Collateral is evidenced by Chattel Paper, or by one or more promissory notes, trade acceptances or other Instruments for the payment of money, each Debtor will, at the request of the Collateral Agent, immediately deliver them to the Collateral Agent, appropriately endorsed to the order of the Collateral Agent, and regardless of the form of endorsement, such Debtor waives presentment, demand, notice of dishonor, protest, and notice of protest.

          (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered, or questioned, or if any legal proceedings are instituted with respect thereto, each Debtor will give prompt written notice thereof to the Collateral Agent and, at such Debtors' own cost and expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Collateral Agent (whether or not named as a party to the legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Debtors and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

          (c) Upon the occurrence of an Event of Default and at any time thereafter, the Collateral Agent is authorized to take possession peaceably of the Collateral and of all books, records and accounts relating thereto, and to exercise without interference from the Debtors any and all rights which any such Debtor has with respect to the management, possession, protection, or preservation of the Collateral. If necessary to obtain the possession provided for above, the Collateral Agent may invoke any and all legal remedies to dispossess any such Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by the Collateral Agent pursuant to this Section, the Collateral Agent shall not be liable for any loss sustained by any Debtor resulting from any act or omission of the Collateral Agent unless such loss is caused by the willful misconduct and bad faith of the Collateral Agent, nor shall the Collateral Agent be obligated to perform or discharge any obligation, duty, or liability under any sale or lease

SUBSIDIARY SECURITY AGREEMENT - PAGE 16
     agreement covering the Collateral or any part thereof, or under or by reason of this Agreement or exercise of rights or remedies hereunder.

          (d) At any time prior to the termination of this Agreement, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may notify the account debtors or obligors of any Accounts, Chattel Paper, Instruments, or other evidences of indebtedness included in the Collateral to pay the Collateral Agent directly. Until the Collateral Agent elects to exercise these rights, each Debtor is authorized as agent of the Collateral Agent to collect and enforce such accounts. The costs of collection and enforcement, including attorneys' fees and expenses, shall be borne solely by the Debtors whether incurred by the Collateral Agent or the Debtors.

     Section VI.3  Performance by the Collateral Agent.  If any of the Debtors
                   -----------------------------------
fails to perform or comply with any of its obligations or agreements contained herein, the Collateral Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement, and the expenses of the Collateral Agent, together with interest thereon at the Maximum Rate, shall be payable by the Debtors to the Collateral Agent on demand and shall constitute Obligations secured by this Agreement. The Collateral Agent, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, it is expressly agreed that the Collateral Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.

     Section VI.4  Setoff; Property Held by the Collateral Agent.  If an
                   ---------------------------------------------
Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to set off and apply against the Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Collateral Agent to any Debtor whether or not the Obligations are then due. As additional security for the Obligations, each Debtor hereby grants the Collateral Agent a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Collateral Agent. In addition to the Collateral Agent's right of setoff and as further security for the Obligations, each Debtor hereby grants the Collateral Agent a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Debtor now or hereafter deposited with or held by the Collateral Agent and all other sums at any time credited by or owing from the Collateral Agent to such Debtor. The rights and remedies of the Collateral Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Collateral Agent may have.

     Section VI.5  Subrogation.  If any of the Obligations are given in
                   -----------
renewal or extension or applied toward the payment of indebtedness secured by any Lien, the Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.

SUBSIDIARY SECURITY AGREEMENT - PAGE 17

     Section VI.6  Collateral Agent's Duty of Care.  Other than the exercise of
                   -------------------------------
reasonable care in the physical custody of the Collateral while held by the Collateral Agent hereunder, the Collateral Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Collateral Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Collateral Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Collateral Agent in complying with any such request by any Debtor, and no refusal by the Collateral Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.

     Section VI.7  Assignment by the Collateral Agent.  The Secured Parties
                   ----------------------------------
may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof in accordance with the applicable provisions of the Credit Agreement and the Note Agreements, respectively, and the assignee shall be entitled to all of the rights and remedies of such Person under this Agreement in relation thereto.

                                  ARTICLE VII

                                    Default
                                    -------

     Section VII.1  Rights and Remedies.  Upon the occurrence of an Event of
                    -------------------
Default, the Collateral Agent shall have the following rights and remedies:

          (i) In addition to all other rights and remedies granted to the Collateral Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof or by applicable law, the Collateral Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Collateral Agent may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Collateral Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Collateral Agent's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and

SUBSIDIARY SECURITY AGREEMENT - PAGE 18
     released by each Debtor. Upon the request of the Collateral Agent, each Debtor shall assemble the Collateral and make it available to the Collateral Agent at any place designated by the Collateral Agent that is reasonably convenient to such Debtor and the Collateral Agent. Each Debtor agrees that the Collateral Agent shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Collateral Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement of the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by any Secured Party in connection with the collection of the Obligations and the enforcement of the Collateral Agent's rights under this Agreement. The Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Each Debtor waives all rights of marshalling in respect of the Collateral.

          (ii) The Collateral Agent may cause any or all of the Collateral held by it to be transferred into the name of the Collateral Agent or the name or names of the Collateral Agent's nominee or nominees.

         (iii) The Collateral Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (iv) On any sale of the Collateral, the Collateral Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Collateral Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

     Section VII.2  Application of Proceeds of Sale.  The proceeds of any sale
                    -------------------------------
of Collateral pursuant to Section 7.1 hereof, as well as any Collateral
                          -----------
consisting of cash, shall be applied by the Collateral Agent as provided in the Intercreditor Agreement. Upon any sale of the Collateral by the Collateral Agent (including, without limitation, a sale pursuant to the UCC or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SUBSIDIARY SECURITY AGREEMENT - PAGE 19

                                 ARTICLE VIII

                                 Miscellaneous
                                 -------------

     Section VIII.1  No Waiver; Cumulative Remedies.  No failure on the part of
                     ------------------------------
the Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section VIII.2  Successors and Assigns.  This Agreement shall be binding
                     ----------------------
upon and inure to the benefit of the Debtors, the Collateral Agent, and their respective heirs, successors, and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent. The provisions of this Agreement shall apply to each Debtor, individually and collectively.

     Section VIII.3  AMENDMENT; ENTIRE AGREEMENT; CONTROLLING AGREEMENT. THIS
                     --------------------------------------------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement; the terms and provisions of the Credit Agreement shall govern and control.

     Section VIII.4  Notices.  All notices and other communications provided
                     -------
for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     Section VIII.5  Applicable Law; Venue; Service of Process.  THIS
                     -----------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES

SUBSIDIARY SECURITY AGREEMENT - PAGE 20

OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. EACH DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8.4 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT
                       -----------
OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY ANY DEBTOR AGAINST THE COLLATERAL AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Section VIII.6  Headings.  The headings, captions, and arrangements used
                     --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section VIII.7  Survival of Representations and Warranties. All
                     ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties of any Debtor herein or the right of the Secured Parties to rely upon them.

     Section VIII.8  Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section VIII.9  Waiver of Bond.  In the event the Collateral Agent seeks
                     --------------
to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

SUBSIDIARY SECURITY AGREEMENT - PAGE 21

     Section VIII.10  Severability.  Any provision of this Agreement which is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section VIII.11  Construction.  Each Debtor and the Collateral Agent
                      ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Collateral Agent.

     Section VIII.12  Obligations Absolute.  The obligations of each Debtor
                      --------------------
under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     Section VIII.13  Release of Security Interest.  At such time as all of the
                      ----------------------------
 Obligations have been paid and performed in full, all obligations and commitments of the Secured Parties to make advances, issue letters of credit or otherwise extend credit under the Credit Agreement and the Note Agreements, respectively, have expired or terminated, and no Letters of Credit remain outstanding, the Collateral Agent shall release the security interest granted hereby.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

SUBSIDIARY SECURITY AGREEMENT - PAGE 22

   IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        DEBTORS:
                                        -------

                                        GPX CORP., a Nevada corporation

                                        By: /s/ Paul W. Fehlman
                                           ______________________________
                                           Name:   Paul W. Fehlman
                                                -------------------------
                                           Title:  Treasurer
                                                 ------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        HARBISON-WALKER REFRACTORIES
                                        COMPANY, a Delaware corporation



                                        By: /s/ Paul W. Fehlman
                                           ------------------------------
                                           Name:   Paul W. Fehlman
                                                -------------------------
                                           Title:  Treasurer
                                                 ------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 23

                                        GLOBAL PROCESSING SYSTEMS, INC.,
                                        a Delaware corporation


                                        By:     /s/ Paul W. Fehlman
                                           --------------------------------
                                          Name:     Paul W. Fehlman
                                               ----------------------------
                                          Title:    Treasurer
                                                ---------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        CORROSION TECHNOLOGY INTERNATIONAL,
                                        INC., a Delaware corporation


                                        By:     /s/ Paul W. Fehlman
                                           --------------------------------
                                          Name:     Paul W. Fehlman
                                               ----------------------------
                                          Title:    Treasurer
                                                ---------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 24

                                        A.P. GREEN REFRACTORIES, INC.,
                                        a Delaware corporation


                                        By:     /s/ Paul W. Fehlman
                                           --------------------------------
                                          Name:     Paul W. Fehlman
                                               ----------------------------
                                          Title:    Treasurer
                                                ---------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        A.P. GREEN INDUSTRIES, INC.,
                                        a Delaware corporation



                                        By:     /s/ Paul W. Fehlman
                                           --------------------------------
                                          Name:     Paul W. Fehlman
                                               ----------------------------
                                          Title:    Treasurer
                                                ---------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman


                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 25

                                        DETRICK REFRACTORY FIBERS INC.,
                                        a Mississippi corporation



                                        By:     /s/ Paul W. Fehlman
                                           ---------------------------------
                                          Name:     Paul w. Fehlman
                                               -----------------------------
                                          Title:    Treasurer
                                                ----------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        POLYMER PIPE TECHNOLOGY, INC.,
                                        a Delaware corporation



                                        By:     /s/ Paul W. Fehlman
                                           ---------------------------------
                                          Name:     Paul w. Fehlman
                                               -----------------------------
                                          Title:    Treasurer
                                                ----------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 26

                                        CORROSION IP CORP.,
                                        a Nevada corporation



                                        By:     /s/ Paul W. Fehlman
                                           ---------------------------------
                                          Name:     Paul W. Fehlman
                                               -----------------------------
                                          Title:    Treasurer
                                                ----------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        GLOBAL INDUSTRIAL TECHNOLOGIES
                                        SERVICES COMPANY, a Delaware corporation



                                        By:     /s/ Paul W. Fehlman
                                           ---------------------------------
                                          Name:     Paul W. Fehlman
                                               -----------------------------
                                          Title:    Treasurer
                                                ----------------------------

                                        Address:    2121 San Jacinto, Suite 2500
                                                    Dallas, Texas  75201
                                        Fax No.:    (214) 953-4594
                                        Phone No.:  (214) 953-4574
                                        Attention:  Paul W. Fehlman

                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 27

                                        COLLATERAL AGENT:
                                        ----------------

                                        CHASE BANK OF TEXAS,
                                        NATIONAL ASSOCIATION,
                                        as Collateral Agent



                                        By:  /s/  Mae K. Reeves
                                            ---------------------------------
                                          Name:   Mae K. Reeves
                                                  ---------------------------
                                          Title:  Vice President
                                                  ---------------------------

                                        Address:   2200 Ross Avenue, 3rd Floor
                                                   Dallas, Texas  75201
                                        Fax No.    (214) 965-2044
                                        Phone No.: (214) 965-2159
                                        Attention: Mae K. Reeves


                                        SUBSIDIARY SECURITY AGREEMENT - PAGE 28

                                   SCHEDULE 1

                            Locations of Collateral
                            -----------------------

                    SUBSIDIARY SECURITY AGREEMENT - PAGE 29

                                   SCHEDULE 2

                            Jurisdictions for Filing
                            UCC Financing Statements
                            ------------------------

                                   SCHEDULE 3

                        Additional Names and Trade Names
                        --------------------------------

                                   SCHEDULE 4

                                   Trademarks
                                   ----------

                                   SCHEDULE 5

                                    Patents
                                    -------

                                   EXHIBIT F
                                      TO
                               CREDIT AGREEMENT

                               Pledge Agreement
                               ----------------

                               PLEDGE AGREEMENT
                               ----------------


     THIS PLEDGE AGREEMENT (this "Agreement") dated as of July 30, 1999, is by
                                  ---------
and between GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Pledgor") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the collateral
--------
agent (in such capacity, the "Collateral Agent") for the Secured Parties (as
                              ----------------
defined herein).

                               R E C I T A L S:
                               ---------------

     A. The Pledgor, Chase Bank of Texas, National Association, as the Administrative Agent, PNC Bank, National Association, as the Syndication Agent, ABN AMRO Bank N.V., as the Documentation Agent and as the Issuing Bank, and the Lenders from time to time party thereto have executed that certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement").
           ----------------

     B.   The Pledgor is indebted to the holders (the "Note Holders") of certain
                                                       ------------
notes issued by the Pledgor pursuant to (i) that certain Note Agreement dated as of January 31, 1996, by and among the Pledgor, The Prudential Insurance Company of America and Principal Life Insurance Company (formerly known as Principal Mutual Life Insurance Company), (ii) that certain Note Agreement dated as of June 30, 1998, by and among the Pledgor, The Prudential Insurance Company of America and U.S. Private Placement Fund, and (iii) that certain Note Agreement dated as of October 2, 1998, by and between the Pledgor and The Prudential Insurance Company of America (such Note Agreements, as the same have been or may be amended, supplemented or modified from time to time, being hereinafter referred to collectively as the "Note Agreements").
                                 ---------------

     C. The Pledgor, the Material Subsidiaries, the Collateral Agent, the Administrative Agent, the Lenders, the Issuing Bank and the Note Holders have executed that certain Intercreditor Agreement of even date herewith (such Intercreditor Agreement, as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Intercreditor
                                                         -------------
Agreement"), which Intercreditor Agreement, among other things, appoints the Collateral Agent and sets forth certain agreements regarding the parties' rights with regard to the Collateral.

     D. The Administrative Agent, the Issuing Bank and the Lenders have conditioned their obligations under the Credit Agreement on the execution and delivery by the Pledgor of this Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                         Security Interest and Pledge
                         ----------------------------

     Section 1.1. Defined Terms.  All capitalized terms used and not otherwise
                  -------------
defined herein shall have their respective meanings as specified in the Credit Agreement.

     Section 1.2. Security Interest and Pledge.  Pledgor hereby pledges and
                  ----------------------------
grants to Collateral Agent, for the pro rata benefit of the Secured Parties, a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):
                                  ----------

          (a) all of Pledgor's shares of common capital stock of (i) Harbison-Walker Refractories Company, a Delaware corporation, now owned or hereafter acquired by the Pledgor, including without limitation 1,000 shares presently evidenced by certificate number 01 and (ii) A.P. Green Industries, Inc., a Delaware corporation, now owned or hereafter acquired by the Pledgor, including without limitation 1,000 shares presently evidenced by certificate number 001;

          (b) all present and future increases, profits, combinations, reclassifications of, and substitutes and replacements for, all or part of the foregoing, and all present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale, lease, or other disposition of, or collections with respect to, all or any part of the foregoing; and

          (c) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any of the foregoing.

Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the security interest granted hereby shall not become effective until the earliest of (i) the occurrence of an Event of Default under Section 10.01(b) of the Credit Agreement, (ii) the occurrence of a Default as a result of Pledgor's failure to observe or perform any covenant, condition or agreement contained in Article VII of the Credit Agreement, which failure continues unremedied for a period of five Business Days, or (iii) the occurrence of any other Default (other than under Section 10.01(b) of the Credit Agreement or as described in clause (ii) above), whereupon the security interest granted hereby
             -----------
shall become effective for all purposes.

     Section 1.3. Security for Obligations. This Agreement and the security interests created hereby secure the payment and performance of the following obligations, indebtedness and liabilities of the Pledgor (collectively, the "Obligations"): (i) the obligations, indebtedness and liabilities of the Pledgor
 -----------
to the Lenders evidenced by the Notes, executed by the Pledgor and payable to the order of the respective Lenders, pursuant to the Credit Agreement, (ii) the "Obligations," as such term is defined in the Credit Agreement, (iii) all future Loans by any Lender to the Pledgor and all LC Disbursements made by the Issuing Bank, (iv) the obligations, indebtedness and liabilities of the Pledgor to the Note Holders evidenced by the Senior Notes, executed by the Pledgor and payable to the order of the respective Note Holders, pursuant to the Note Agreements, (v) all other obligations, liabilities and indebtedness of Pledgor to the Note Holders under the Note Agreements, including any Yield-Maintenance Amount (as defined in the Note Agreements) and reasonable costs, fees and expenses in collection of the Senior Notes held by the Note Holders, (vi) all costs and expenses, including without limitation all reasonable attorneys' fees and legal expenses, incurred by any Secured Party to preserve and maintain the Collateral, collect the obligations herein described and enforce this Agreement, and (vii) all extensions, renewals, and modifications of any of the foregoing.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

     Pledgor represents and warrants to Collateral Agent that:

     Section 2.1.  Title.  Pledgor owns, and with respect to Collateral acquired
                   -----
after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien or any right or option on the part of any Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and as provided in the RHI Merger Agreement. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder and as provided in the RHI Merger Agreement. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

     Section 2.2.  Organization and Authority.  Pledgor is a corporation duly
                   --------------------------
organized, validly existing, and in good standing under the laws of its state of incorporation. Pledgor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Pledgor have been duly authorized by all necessary corporate action on the part of Pledgor and do not and will not violate or conflict with the articles of incorporation or bylaws of Pledgor or any law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on Pledgor or any of its property.

     Section 2.3.  Principal Place of Business.  The principal place of business
                   ---------------------------
and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown below its name on the signature pages of this Agreement.

     Section 2.4.  Financing Statements.  No financing statement covering any of
                   --------------------
the Collateral or its proceeds, except financing statements naming the Collateral Agent as secured party, is on file in any public office. So long as any amount remains unpaid on any Obligations or any Secured Party has any commitment to extend credit to the Pledgor, the Pledgor will not execute or file, or consent to or permit the filing of, any such financing statement or statements in any public office, except the financing statement filed or to be filed with respect to the security interest granted hereby.

     Section 2.5.  Percentage of Stock.  The Collateral constitutes (i) 100% of
                   -------------------
the issued and outstanding shares of common capital stock of Harbison-Walker Refractories Company and (ii) 100% of the issued and outstanding shares of common capital stock of A.P. Green Industries, Inc.

     Section 2.6.  First Priority Perfected Security Interest.  Upon the filing
                   ------------------------------------------
of UCC financing statements and Collateral Agent's taking possession of the certificates representing the stock included in the Collateral, this Agreement creates in favor of Collateral Agent a first priority perfected security interest in the Collateral, subject only to the earliest of (i) the occurrence of an Event of Default under Section 10.01(b) of the Credit Agreement, (ii) the occurrence of a Default as a result of Pledgor's failure to observe or perform any covenant, condition or agreement contained in Article VII of the Credit Agreement, which failure continues unremedied for a period of five Business Days, or (iii) the occurrence of any other Default (other than under Section 10.01(b) of the Credit Agreement or as described in clause (ii) above), and there are no other conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                  ARTICLE III

                      Affirmative and Negative Covenants
                      ----------------------------------

     Pledgor covenants and agrees with Collateral Agent that:

     Section 3.1.  Delivery.  Prior to or concurrently with the execution and
                   --------
delivery of this Agreement, Pledgor shall deliver to Collateral Agent all certificate(s) identified in Section 1.1(a) hereof, accompanied by undated stock powers duly executed in blank, such certificates and stock powers to be delivered to and held by Collateral Agent in escrow until such time as the security interest granted herein becomes effective as provided in Section 1.2.
                                                                  -----------

     Section 3.2.  Encumbrances.  Pledgor shall not create, permit, or suffer to
                   ------------
exist, and shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of Collateral Agent hereunder, and shall defend Pledgor's rights in the Collateral and Collateral Agent's security interest in the Collateral against the claims of all Persons.

     Section 3.3.  Sale of Collateral.  Pledgor shall not sell, assign, or
                   ------------------
otherwise dispose of the Collateral or any part thereof without the prior written consent of Collateral Agent.

     Section 3.4.  Distributions.  If Pledgor shall become entitled to receive
                   -------------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), warrant, option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Collateral Agent's agent and to hold the same in trust for Collateral Agent, and to deliver the same forthwith to Collateral Agent in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Collateral Agent as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Collateral Agent to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Collateral Agent, be held by Pledgor in trust as additional security for the Obligations.

     Section 3.5.  Further Assurances.  At any time and from time to time, upon
                   ------------------
the reasonable request of Collateral Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Collateral Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral (upon the effectiveness thereof) and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Collateral Agent may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under Section 4.3 hereof, in the event any Collateral is
                             -----------
ever received by Pledgor, Pledgor shall promptly transfer and deliver to Collateral Agent such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Collateral Agent pursuant to the terms of this Agreement. Collateral Agent shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section 3.6.  Notification.  Pledgor shall promptly notify Collateral Agent
                   ------------
of (i) any Lien or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including without limitation any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Default or Event of Default under the Credit Agreement or any Note Agreement.

     Secton 3.7.  Books and Records; Information.  Pledgor shall keep accurate
                  ------------------------------
and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Collateral Agent deliver to Collateral Agent such information regarding the Collateral and Pledgor as Collateral Agent may request. Pledgor shall mark its books and records to reflect the security interest of Collateral Agent under this Agreement (upon the effectiveness thereof).

     Section 3.8  Additional Securities.  Pledgor shall not consent to or
                  ---------------------
approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

                                  ARTICLE IV

                    Rights of Collateral Agent and Pledgor
                    --------------------------------------

     Section 4.1.  Power of Attorney.  Pledgor hereby irrevocably constitutes
                   -----------------
and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Collateral Agent's discretion, but only after the security interest created herein has become effective as provided in Section
                                                                     -------
1.2, to take any and all action and to execute any and all documents and
---
instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Collateral Agent the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Sections
                                                                        --------
4.2 and 4.3 hereof), without notice to or the consent of Pledgor:
---     ---

            (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral; and

            (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Collateral Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Collateral Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

     Section 4.2.  Voting Rights.  Unless and until an Event of Default under
                   -------------
the Credit Agreement or any Note Agreement shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the Note Agreements. Collateral Agent shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

     Sectiom 4.3.  Dividends.  Unless and until an Event of Default under the
                   ---------
Credit Agreement or any Note Agreement shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Credit Agreement and the Note Agreements.

     Section 4.4.  Performance by Collateral Agent.  If Pledgor fails to perform
                   -------------------------------
or comply with any of its agreements contained herein, Collateral Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Collateral Agent, together with interest thereon at the Maximum Rate, shall be payable by Pledgor to Collateral Agent on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Collateral Agent shall not have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

     Section 4.5.  Setoff; Property Held by Collateral Agent.  Collateral Agent
                   -----------------------------------------
shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Collateral Agent to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants Collateral Agent a security interest in all money, instruments, and other property of Pledgor now or hereafter held by Collateral Agent, including, without limitation, property held in safekeeping. In addition to Collateral Agent's right of setoff and as further security for the Obligations, Pledgor hereby grants Collateral Agent a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Collateral Agent and all other sums at any time credited by or owing from Collateral Agent to Pledgor. The rights and remedies of Collateral Agent hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Collateral Agent may have.

     Section 4.6.  Collateral Agent's Duty of Care.  Other than the exercise of
                   -------------------------------
reasonable care in the physical custody of the Collateral while held by Collateral Agent hereunder, Collateral Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Collateral Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Collateral Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Collateral Agent in complying with any such request by Pledgor, and no refusal by Collateral Agent to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

     Section 4.7.  Assignment by Secured Parties.  Secured Parties may at any
                   -----------------------------
time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof in accordance with the Credit Agreement and the Note Agreements, respectively, and the assignee shall be entitled to all of the rights and remedies of Collateral Agent under this Agreement in relation thereto.

                                   ARTICLE V

                                    Default
                                    -------

     Section 5.1.  Rights and Remedies.  If any Event of Default under the
                   -------------------
Credit Agreement or any Note Agreement shall occur, Collateral Agent shall have the following rights and remedies:

            (i) In addition to all other rights and remedies granted to Collateral Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Collateral Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Collateral Agent may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Collateral Agent's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Collateral Agent, Pledgor shall assemble the Collateral and make it available to Collateral Agent at any place designated by Collateral Agent that is reasonably convenient to Pledgor and Collateral Agent. Pledgor agrees that Collateral Agent shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Collateral Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by any

     Secured Party in connection with the collection of the Obligations and the enforcement of Collateral Agent's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Collateral Agent may apply the Collateral against the Obligations in such order and manner provided in the Intercreditor Agreement. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

            (ii) Collateral Agent may cause any or all of the Collateral held by it to be transferred into the name of Collateral Agent or the name or names of Collateral Agent's nominee or nominees.

            (ii) Collateral Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (iv) Collateral Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Collateral Agent, if requested by Collateral Agent, irrevocable proxies with respect to the Collateral in form satisfactory to Collateral Agent.

            (v)   Pledgor hereby acknowledges and confirms that Collateral
     Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Collateral Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

            (vi) On any sale of the Collateral, Collateral Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Collateral Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

     Section 6.1.  No Waiver; Cumulative Remedies.  No failure on the part of
                   ------------------------------
Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.2.  Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of Pledgor and Collateral Agent and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Collateral Agent.

     Section 6.3.  AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT EMBODIES THE
                   ---------------------------
FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.4.  Notices.  All notices and other communications provided for
                   -------
in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

     SECTION 6.5. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST PLEDGOR

UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. PLEDGOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND
(II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. PLEDGOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.4 OF THIS
                                                             -----------
AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY PLEDGOR AGAINST COLLATERAL AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.

     Sectiom 6.6.  Headings.  The headings, captions, and arrangements used in
                   --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.7.  Survival.  All representations and warranties made in this
                   --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties of Pledgor herein or the right of the Secured Parties to rely upon them.

     Section 6.8.  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.9. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.10.  Construction.  Pledgor and Collateral Agent acknowledge that
                    ------------
each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Collateral Agent.

                 [Remainder of Page Intentionally Left Blank]

     Section 6.11.  Obligations Absolute.  The obligations of Pledgor under this
                    --------------------
Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     Section 6.12.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                          PLEDGOR:
                                          -------

                                          GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                          By:  /s/  Paul W. Fehlman
                                             -------------------------------
                                             Name:  Paul W. Fehlman
                                                    ------------------------
                                             Title: Treasurer
                                                    ------------------------


                                          Address for Notices:

                                          2121 San Jacinto, Suite 2500
                                          Dallas, Texas   75201

                                          Fax No.:    (214) 953-4594
                                          Telephone No.:       (214) 953-4572

                                          Attention:         Paul W. Fehlman

                                          COLLATERAL AGENT:
                                          ----------------

                                          CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, as Collateral Agent


                                          By:  /s/   Mae K. Reeves
                                              ---------------------------------
                                             Name:   Mae K. Reeves
                                                   ----------------------------
                                             Title:  Vice President
                                                   ----------------------------


                                          Address for Notices:
                                          2200 Ross Avenue, 3rd Floor
                                          Dallas, Texas  75201

                                          Fax No.: (214) 965-2044
                                          Telephone No.: (214) 965-2159

                                          Attention: Mae K. Reeves

                                  EXHIBIT G
                                      TO
                               CREDIT AGREEMENT

                                   Guaranty
                                   --------

                                   GUARANTY
                                   --------


     THIS GUARANTY (this "Guaranty"), dated as of July 30, 1999, is executed by
                          --------
the undersigned guarantors (each a "Guarantor" and, collectively, the
                                    ---------
"Guarantors"), for the benefit of each of the banks or lending institutions
-----------
(each, a "Lender" and, collectively, the "Lenders") which is or may from time to
          ------                          -------
time become a signatory to the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof, ABN AMRO Bank N.V., as the Issuing Bank under the Credit Agreement, and Chase Bank of Texas, National Association, as the Administrative Agent under the Credit Agreement.

     WHEREAS, Global Industrial Technologies, Inc., a Delaware corporation (the "Borrower"), the Lenders, PNC Bank, National Association, as the Syndication
 --------
Agent, ABN AMRO Bank N.V., as the Documentation Agent and as the Issuing Bank, and Chase Bank of Texas, National Association, as the Administrative Agent, are parties to that certain Credit Agreement dated as of the date hereof (as the same may be amended, supplemented or modified from time to time, the "Credit
                                                                      ------
Agreement"); and
---------

     WHEREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantee to the Administrative Agent, the Issuing Bank and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:

     1.   The term "Guaranteed Indebtedness", as used herein, means all of the
                    -----------------------
"Obligations", as defined in the Credit Agreement.  The term "Guaranteed
                                                              ----------
Indebtedness" shall include any and all post-petition interest and expenses
------------
(including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

     2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower may have against the Administrative Agent, the Issuing Bank, any Lender or any other party, or which any Guarantor may have against the Borrower, the Administrative Agent, the Issuing Bank, any Lender or any other party, shall be available to, or shall be asserted by, any Guarantor against the Administrative Agent, the Issuing Bank, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

                               GUARANTY - Page 1

     3. The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

     4. If any Guarantor becomes liable for any indebtedness owing by the Borrower to the Administrative Agent, the Issuing Bank or any Lender by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Administrative Agent, the Issuing Bank and the Lenders hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Administrative Agent, the Issuing Bank or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5. In the event of default by the Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantors jointly and severally agree to promptly pay the amount due thereon to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Issuing Bank and the Lenders, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Administrative Agent, the Issuing Bank or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against the Borrower, any Guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates to the prior indefeasible payment in full of the Guaranteed Indebtedness, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Administrative Agent, the Issuing Bank and the Lenders) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by such Guarantor under or in connection with this Guaranty or otherwise.

     6. If acceleration of the time for payment of any amount payable by the Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release

                               GUARANTY - Page 2
of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) the dissolution, insolvency, or bankruptcy of the Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Administrative Agent, the Issuing Bank or any Lender to the Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Administrative Agent, the Issuing Bank or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by the Borrower or any other party to the Administrative Agent, the Issuing Bank or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Administrative Agent, the Issuing Bank or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Administrative Agent, the Issuing Bank or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of the Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower or any Guarantor.

     8. Each Guarantor represents and warrants to the Administrative Agent, the Issuing Bank and the Lenders that:

          (a) Each and every representation and warranty contained in the Credit Agreement pertaining to such Guarantor is true and correct in all respects.

          (b) The value of the consideration received and to be received by such Guarantor as a result of the Borrower, the Lenders, the Issuing Bank and the Administrative Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrower's entering into the Credit Agreement and the extensions of credit thereunder have benefitted and may reasonably be expected to benefit such Guarantor directly or indirectly.

          (c) Such Guarantor has, independently and without reliance upon the Administrative Agent, the Issuing Bank or any Lender and based upon such documents and

                               GUARANTY - Page 3
     information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty.

          (d) The ability of the Borrower to borrow and obtain letters of credit from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

          (e) As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrower and the Guarantors.

          (f) Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor's internal projections and forecasts.

          (g) Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances.

     9. If an Event of Default shall have occurred and be continuing, the Administrative Agent, the Issuing Bank and each Lender shall have the right to set off and apply against this Guaranty or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent, the Issuing Bank or any Lender to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Administrative Agent, the Issuing Bank or any Lender shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Administrative Agent, the Issuing Bank and each Lender a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Administrative Agent, the Issuing Bank and each Lender, including without limitation, property held in safekeeping. In addition to the Administrative Agent's, the Issuing Bank's and each Lender's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, each Guarantor hereby grants the Administrative Agent, the Issuing Bank and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Administrative Agent, the Issuing Bank or any Lender and all other sums at any time credited by or owing from the Administrative Agent, the Issuing Bank or any Lender to such Guarantor. The rights and remedies of the Administrative Agent, the Issuing Bank and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other

                               GUARANTY - Page 4
rights of setoff) which the Administrative Agent, the Issuing Bank and each Lender may have.

     10. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Issuing Bank and the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to any Guarantor by the Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Issuing Bank and the Lenders, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative Agent, the Issuing Bank and the Lenders against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion; provided, however, that so long as
                                            --------  -------
no Event of Default shall have occurred, the Borrower and the Subsidiaries shall be permitted to pay to any Guarantor, and each Guarantor shall be permitted to receive and retain, regularly scheduled payments on account of Subordinated Indebtedness. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Issuing Bank and the Lenders, such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce the rights of the Administrative Agent, the Lenders and the Issuing Bank hereunder. For purposes of this Guaranty, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations
--------------------------
of the Borrower and the Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of the Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

          (b) Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of the Borrower and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances securing the Subordinated Indebtedness or the Guaranteed Indebtedness presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against the Borrower or any Subsidiary or exercise or enforce any other creditor's right it may have against the Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of the Borrower or any Subsidiary unless and until

                               GUARANTY - Page 5
the Guaranteed Indebtedness shall have been paid in full, no Letters of Credit are outstanding, and the Commitments have expired or terminated.

          (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving the Borrower or any Subsidiary as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Administrative Agent, the Issuing Bank and the Lenders, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent, the Issuing Bank and the Lenders may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as they may determine in their absolute discretion.

          (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.

     11. No Guarantor shall prepay any Indebtedness, except the Guaranteed Indebtedness and Subordinated Indebtedness as permitted by Section 10(a).

     12. No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders. No failure on the part of the Administrative Agent, the Issuing Bank or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent, the Issuing Bank or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

     14. This Guaranty is for the benefit of the Administrative Agent, the Issuing Bank and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns. The Guarantors' obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

                               GUARANTY - Page 6

     15. Each Guarantor recognizes that the Administrative Agent, the Issuing Bank and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to the Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Administrative Agent, the Issuing Bank and the Lenders in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

     16. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     17. The Guarantors jointly and severally agree to pay on demand all attorneys' fees and all other costs and expenses incurred by the Administrative Agent and each Lender in connection with the enforcement or collection of this Guaranty.

     18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by the Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.

     19. Each Guarantor agrees that the Administrative Agent, the Issuing Bank and each Lender may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

     20. Each Guarantor hereby represents and warrants to the Administrative Agent, the Issuing Bank and the Lenders that such Guarantor has adequate means to obtain from the Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of the Borrower and the Subsidiaries and that such Guarantor is not relying upon the Administrative Agent, the Issuing Bank or any Lender to provide (and neither the Administrative Agent, the Issuing Bank nor any Lender shall have any duty to provide) any such information to such Guarantor either now or in the future.

     21. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

     22. Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders.

                               GUARANTY - Page 7

     23. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

                               GUARANTY - Page 8

             EXECUTED as of the day and year first written above.


                                GUARANTORS:
                                ----------

                                GPX CORP., a Nevada corporation



                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------


                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas 75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman


                                HARBISON-WALKER REFRACTORIES
                                COMPANY, a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------


                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas 75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman

                                GLOBAL PROCESSING SYSTEMS, INC.
                                a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman


                                CORROSION TECHNOLOGY INTERNATIONAL
                                INC., a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman

                                A.P. GREEN REFRACTORIES, INC.,
                                a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                   ---------------------------------
                                    Name:   Paul W. Fehlman
                                         ---------------------------
                                    Title:  Treasurer
                                          --------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman


                                A.P. GREEN INDUSTRIES, INC.,
                                a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                   ---------------------------------
                                    Name:   Paul W. Fehlman
                                         ---------------------------
                                    Title:  Treasurer
                                          --------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman

                                DETRICK REFRACTORY FIBERS INC.
                                a Mississippi corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman


                                POLYMER PIPE TECHNOLOGY, INC.
                                a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman

                                CORROSION IP CORP.,
                                a Nevada corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman


                                GLOBAL INDUSTRIAL TECHNOLOGIES
                                SERVICES COMPANY, a Delaware corporation


                                By:     /s/ Paul W. Fehlman
                                    --------------------------------
                                    Name:   Paul W. Fehlman
                                          --------------------------
                                    Title:  Treasurer
                                           -------------------------

                                Address:    2121 San Jacinto, Suite 2500
                                            Dallas, Texas  75201
                                Fax No.:    (214) 953-4594
                                Phone No.:  (214) 953-4574
                                Attention:  Paul W. Fehlman

                                                                       WSM Draft
                                                             Dated July 29, 1999

                                   EXHIBIT H
                                      TO
                               CREDIT AGREEMENT

                  Contribution and Indemnification Agreement
                  ------------------------------------------

                  CONTRIBUTION AND INDEMNIFICATION AGREEMENT
                  ------------------------------------------


     THIS CONTRIBUTION AND INDEMNIFICATION AGREEMENT (this "Agreement"), dated
                                                            ---------
as of July 30, 1999, is entered into by and among Global Industrial Technologies, Inc., a Delaware corporation (the "Borrower"), and the other
                                                 --------
parties signatory hereto (each a "Guarantor" and collectively, the "Guarantors,"
                                  ---------                         ----------
and together with Borrower, each a "Company" and, collectively, the
                                    -------
"Companies").
 ---------

                               R E C I T A L S:
                               ---------------

     A. Borrower, certain banks or lending institutions from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), PNC Bank,
                       ------                          -------
National Association as Syndication Agent, ABN AMRO Bank N.V. as Documentation Agent and Issuing Bank, and Chase Bank of Texas, National Association as Administrative Agent, have entered into that certain Credit Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"), providing for loans and extensions of credit to
           ----------------
the Borrower.

     B. The Guarantors have executed that certain Guaranty of even date herewith, pursuant to which the Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Indebtedness, as such term is defined in the Guaranty.

     C. The Companies wish to enter into this Agreement to effect equitable sharing of their risk in respect of the Guaranteed Indebtedness among all of the Companies, including the Guarantors.

                              A G R E E M E N T:
                              -----------------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used in this Agreement to the extent not otherwise defined herein shall have the same meanings as in the Credit Agreement.

     2. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by
       --------
exercising its rights of contribution, reimbursement or indemnification unless and until all the Guaranteed Indebtedness shall have been paid in full.

     3. If any Guarantor makes a payment in respect of the Guaranteed Indebtedness that is greater than its Pro Rata Percentage (hereinafter defined) of the Guaranteed Indebtedness, calculated as of the date such payment is made, the Guarantor making such payment shall have the right to



CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 1
receive from each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount such that the net payments made by the Guarantors in respect of the Guaranteed Indebtedness shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentages of the Guaranteed Indebtedness. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness in excess of such Guarantor's respective Pro Rata Percentage of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full. As used herein, the term "Pro Rata
                                                              --------
Percentage" shall mean, for each Guarantor, the percentage derived by dividing
----------
(a) the amount by which the fair saleable value of its assets on the Date of Determination (hereinafter defined) exceeds its liabilities (without giving effect to its Guaranty, any guaranty of Obligations under the Existing Credit Agreement or any guaranty of the Senior Note Debt) (such excess for each Guarantor, its "Net Worth"), by (b) the Net Worth of all of the Guarantors. As
                ---------
used herein, the term "Date of Determination" shall mean June 30, 1999.
                       ---------------------

     4. If any Guarantor makes any payment in respect of the Guaranteed Indebtedness, the Guarantor making such payment shall have the right to receive from the Borrower, and the Borrower agrees to pay to such Guarantor, when permitted by paragraph 2 hereof, an amount equal to such payment. The Borrower
             -----------
hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of the Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Borrower that shall accrue pursuant to this Agreement shall be paid or shall be deemed owed pursuant to this Agreement or any Loan Documents unless and until all of the Guaranteed Indebtedness shall be paid in full.

     5. Each Company represents and warrants to each other Company and to their respective successors and assigns that:

          (a) the execution, delivery and performance by each Company of this Agreement are within such Company's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, as the case may be, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles or certificate of incorporation or bylaws or other organizing document of such party or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any Lien on any asset of such Company;

          (b) this Agreement constitutes a legal, valid and binding agreement of each Company, enforceable against such Company in accordance with its terms; and



CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 2

          (c) such Company has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted, will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable, and is not insolvent (as that term is defined in 11 U.S.C. (S) 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company's internal projections and forecasts.

     6. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     7. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to in writing by the Administrative Agent and the Required Lenders.

     8. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     10. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]


CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        BORROWER:
                                        --------

                                        GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        GUARANTORS:
                                        ----------

                                        GPX CORP., a Nevada corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        HARBISON-WALKER REFRACTORIES
                                        COMPANY, a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        GLOBAL PROCESSING SYSTEMS, INC.,
                                        a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________



CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 4

                                        CORROSION TECHNOLOGY INTERNATIONAL,
                                        INC., a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        A.P. GREEN REFRACTORIES, INC.,
                                        a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        A.P. GREEN INDUSTRIES, INC.,
                                        a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        DETRICK REFRACTORY FIBERS INC.,
                                        a Mississippi corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________


                                        POLYMER PIPE TECHNOLOGY, INC.,
                                        a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________



CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 5

                                        CORROSION IP CORP.,
                                        a Nevada corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________



                                        GLOBAL INDUSTRIAL TECHNOLOGIES
                                        SERVICES COMPANY, a Delaware corporation


                                        By:  /s/ PAUL W. FEHLMAN
                                            ________________________________
                                             Name:   Paul W. Fehlman
                                                    _________________________
                                             Title:  Treasurer
                                                    ________________________

                                   EXHIBIT I
                                       TO
                                CREDIT AGREEMENT

                            Matters To Be Addressed
                            -----------------------
                             in Opinion of Counsel
                             ---------------------

                 Matters to be Addressed in Opinion of Counsel
                 ---------------------------------------------


     All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement to which this is an Exhibit.

     1. Each of the Borrower and Guarantors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Borrower and Guarantors has all the requisite power and authority to carry on its business as now conducted. Except where failure could not reasonably be expected to result in a Material Adverse Effect, each of the Borrower and Guarantors is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     2. The Borrower has the corporate power to execute, deliver, and perform the Loan Documents to which the Borrower is a party. The execution, delivery, and performance by the Borrower of the Loan Documents, and compliance with the terms and provisions thereof, have been duly authorized by all necessary corporate and, if required, stockholder action. The Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action taken by, any Governmental Authority, except such as have been obtained or made and are in full force and effect,
     (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower.

     3. Each Guarantor has the corporate power to execute, deliver, and perform the Loan Documents to which such Guarantor is a party. The execution, delivery and performance by the Guarantors of the Loan Documents, and compliance with the terms and provisions thereof, have been duly authorized by all necessary corporate and, if required, stockholder action. The Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action taken by, any Governmental Authority, except such as have been obtained or made and are in full force and effect,
     (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by such Guarantor, and (d) will not result in the creation or imposition of any Lien on any asset of such Guarantor.

     4. The Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.


MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL - Page 1

     5. The Loan Documents to which each Guarantor is a party have been duly executed and delivered by such Guarantor and constitute legal, valid and binding obligations of such Guarantor, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

     6. There are no actions, suits, or proceedings by or before any arbitrator or Governmental Authority pending against or, to counsel's knowledge, threatened against or affecting the Borrower or any Guarantor that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve the Loan Documents or the Transactions.

     7. No authorization, consent, approval of, registration with (except as have been obtained or made on or prior to the date hereof and which remain in full force and effect on the date hereof), or exemption by any Governmental Authority is required for the execution, delivery, and performance by the Borrower of any Loan Document to which the Borrower is a party, or the execution, delivery, and performance by any Guarantor of any Loan Document to which such Guarantor is a party.

     8. All of the shares of Pledged Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the shares of Pledged Stock are subject to any restriction on transfer or assignment, except compliance with applicable securities laws and regulations.

     9. Neither the Borrower nor any of the Guarantors is (a) an "investment company" as defined in, or subject to regulation under the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     10. The extension, arranging and obtaining of the credit represented by the Loan Documents do not result in any violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     11. The provisions of the Borrower Security Agreement and the Pledge Agreement are sufficient to create in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt a valid and enforceable security interest in all right, title, and interest of the Borrower in the Collateral described therein in which a security interest may be created under Article 9 of the UCC. The financing statements executed by the Borrower for filing in the Office of the Secretary of State of Texas and Dallas County, Texas (the "Borrower Texas Financing Statements") are sufficient in form to perfect a security interest in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt in the Collateral described therein, to the extent that a security interest in such Collateral may be perfected by the filing of a financing statement under the UCC.


MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL - Page 2

     Upon (a) the execution and delivery by the Borrower of the Loan Documents, including the Borrower Security Agreement, the Pledge Agreement and the Borrower Texas Financing Statements, (b) the filing of the Borrower Texas Financing Statements in the Office of the Secretary of State of Texas and the real property records of Dallas County, Texas, and (c) the Collateral Agent's taking possession of the original stock certificates evidencing the Pledged Stock and all instruments, documents and chattel paper included in the Collateral, the Collateral Agent will have a first priority perfected security interest in all Collateral described in the Borrower Security Agreement in which a security interest is perfected by possession or filing under the UCC, subject only to (i) security interests perfected by financing statements filed in the office of the Secretary of State or in the real property records of Dallas County, Texas prior to the filing date of the financing statements in favor of the Collateral Agent, and (ii) security interests that may be perfected other than by possession or filing under the UCC.

     12. The provisions of the Subsidiary Security Agreement are sufficient to create in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt a valid and enforceable security interest in all right, title, and interest of each Guarantor in the Collateral described therein in which a security interest may be created under Article 9 of the UCC.
     The financing statements executed by each Guarantor (the "Guarantor Texas Financing Statements") for filing in the Office of the Secretary of State of Texas and each county in Texas where such Guarantor owns any fixtures as represented by the Borrower and such Guarantor (the "Texas Counties") are sufficient in form to perfect a security interest in favor of the Collateral Agent for the benefit of the Administrative Agent, the Issuing Bank, the Lenders and the holders of the Senior Note Debt in the Collateral described therein, to the extent that a security interest in such Collateral may be perfected by the filing of a financing statement under the UCC. Upon (a) the execution and delivery by each Guarantor of the Loan Documents, including the Subsidiary Security Agreement and the Guarantor Texas Financing Statements, (b) the filing of the Guarantor Texas Financing Statements in the Office of the Secretary of State of Texas and the real property records of the Texas Counties, and (c) the Collateral Agent's taking possession of all instruments, documents and chattel paper included in the Collateral, the Collateral Agent will have a first priority perfected security interest in all Collateral described in the Subsidiary Security Agreement in which a security interest is perfected by possession or filing under the UCC, subject only to (i) security interests perfected by financing statements filed in the Office of the Secretary of State of Texas or in the real property records of the Texas Counties prior to the filing date of the financing statements in favor of the Collateral Agent, and (ii) security interests that may be perfected other than by possession or filing under the UCC.


MATTERS TO BE ADDRESSED IN OPINION OF COUNSEL - Page 3

                                   EXHIBIT J
                                       TO
                                CREDIT AGREEMENT

                             Compliance Certificate
                             ----------------------

                             COMPLIANCE CERTIFICATE
                             ----------------------

TO:  Chase Bank of Texas, National Association,
          as Administrative Agent
     2200 Ross Avenue, 3rd Floor
     Dallas, Texas   75201
     Attention:  Mae K. Reeves

Ladies and Gentlemen:

     The undersigned is the president, chief executive officer, chief financial officer or corporate controller of GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Credit Agreement dated as of July 30, 1999, among the Borrower, the Lenders from time to time party thereto, PNC Bank, National Association as Syndication Agent, ABN AMRO Bank N.V. as Documentation Agent and Issuing Bank, and Chase Bank of Texas, National Association as Administrative Agent (as the same may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"). All
                                                    ----------------
terms defined in the Credit Agreement shall have the same meaning herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Administrative Agent, the Issuing Bank and each Lender that the following statements are true and correct:

     A.   Representations and Warranties.  The representations and warranties
          ------------------------------
contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

     B.   Financial Reports.  Borrower has delivered to the Administrative Agent
          -----------------
all financial information and reports required by the Credit Agreement by the dates provided therein, including financial statements required by 7.01(a) or 7.01(b), as applicable, as of and for the [three, six or nine months or fiscal year] ended on _____________________. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year end adjustments) and have been prepared in accordance with GAAP consistently followed throughout the periods involved. The balance sheets fairly present the condition of Borrower and its Subsidiaries as of the dates thereof, and the statements of income, stockholders' equity and cash flows fairly present the results of operations of Borrower and its Subsidiaries and their cash flows for the periods indicated.

     C.   No Default.  No Default has occurred and is continuing, of if a
          ----------
Default has occurred or is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto is attached hereto.

     D.   Financial Covenants.  The information set forth below is true and
          -------------------
correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

1. Consolidated Leverage Ratio as of __________, 19___ (for the most recent 12-
   ---------------------------
   month period then ended):

   (a) On a consolidated basis for the Borrower and the Subsidiaries (without duplication), except non-recourse Indebtedness of Aken existing as of the Effective Date:

        (i)   all obligations for borrowed money (as a direct obligor on a
              promissory note, bond, debenture or other similar instrument)             $__________
        (ii)  all Capital Lease Obligations (other than the interest component
              of such obligations)                                                      $__________
        (iii) all obligations for the deferred purchase price of property excluding (i) trade accounts payable arising in the ordinary course of business, and (ii) obligations for earnout payments contingent on performance in connection with the acquisition of a
              business                                                                  $__________

        (iv)  Consolidated Funded Debt (the sum of Line (a)(i), plus Line
              (a)(ii), plus Line (a)(iii))                                              $__________

   (b) The sum of the following, calculated on a consolidated basis for the Borrower and the Subsidiaries except Aken, without duplication: (i) the amount of consolidated net income for the 12-month period most recently ended (whether positive or negative), plus (ii) each of the following to the extent actually deducted in arriving at consolidated net income for such period and without duplication: depreciation, amortization, taxes, and interest expense of the Borrower and the Subsidiaries for such period, minus (iii) gains from the sale of fixed assets not in the ordinary course of business, plus (iv) to the extent actually deducted in arriving at consolidated

COMPLIANCE CERTIFICATE - Page 1

       net income for such period and without duplication, losses from the sale of fixed assets not in the ordinary course of business, minus (v)
       extraordinary gains determined in accordance with GAAP, plus (vi) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, extraordinary losses determined in accordance with GAAP, plus (vii) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, noncash charges incurred by the Borrower and its
       Subsidiaries in the fiscal quarters ending September 30, 1998, December
       31, 1998 and March 31, 1999 only                                                         $___________
   (c) Agreed Expense Reduction Amount (except any portion attributable to Aken)                $___________
   (d) Sum of Line (b) plus Line (c)                                                            $___________
   (e) Ratio of Line (a)(iv) to Line (d)                                                        ____ to ____
   (f) Maximum Consolidated Leverage Ratio permitted by Section 9.01 of Credit Agreement        ____ to 1.00

2. Consolidated Interest Coverage Ratio as of ___________, 19___ (for the most recent
   12-month period then ended):
     (a) The sum of the following, calculated on a consolidated basis for the
         Borrower and the Subsidiaries, without duplication: (i) the amount of consolidated net income for the 12-month period most recently ended
         (whether positive or negative), plus (ii) each of the following to the extent actually deducted in arriving at consolidated net income for such period and without duplication: depreciation, amortization, taxes, and interest expense of the Borrower and the Subsidiaries for such period, minus (iii) gains from the sale of fixed assets not in the ordinary course of business, plus (iv) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, losses from the sale of fixed assets not in the ordinary course of business, minus (v) extraordinary gains determined in accordance with GAAP, plus (vi) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, extraordinary losses determined in accordance with GAAP, plus (vii) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, noncash charges incurred by the Borrower and its Subsidiaries in the fiscal quarters
         ending September 30, 1998, December 31, 1998 and March 31, 1999 only                           $___________
     (b) Agreed Expense Reduction Amount                                                                $___________
     (c) Sum of Line (a) plus Line (b)                                                                  $___________
     (d) Cash interest expense of the Borrower and its Subsidiaries for the 12-
         month period ending on such day                                                                $___________
     (e) Ratio of Line (c) to Line (d)                                                                  ____ to ____
     (f) Minimum Consolidated Interest Coverage Ratio required by Section 9.02 of Credit
           Agreement                                                                                    3.50 to 1.00

3. Consolidated Net Worth as of ___________, 19___:
   ----------------------
     (a) Stockholders' equity shown on consolidated balance sheet of the
         Borrower and the Subsidiaries as of such date                                                  $___________
     (b) For each fiscal quarter of Borrower ended through such date, the sum of 50% of the positive consolidated net income of the Borrower and the Subsidiaries for each such quarter, beginning with the fiscal
         quarter ending September 30, 1999                                                              $___________
     (c) With respect to any issuance, sale or other disposition of any shares of capital stock or other equity securities of Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants or options to subscribe for or purchase any such shares), the aggregate gross proceeds of such issuance, sale or other disposition received by the
         Borrower, less the following:  (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and legal expenses payable by the issuer in connection with such issuance, sale or other
         disposition                                                                                    $___________
     (d) Minimum Consolidated Net Worth required by Section 9.03 of Credit Agreement
         (Sum of $209,250,000, plus Line (b), plus Line (c))                                            $___________

COMPLIANCE CERTIFICATE - Page 2

4. Capital Expenditures as of ___________, 19___ (for the most recent four (4)
   --------------------
   fiscal quarters then ended):

     (a)  Capital Expenditures of the Borrower and the Subsidiaries                                     $___________
     (b)  Maximum Capital Expenditures permitted by Section 9.04 of Credit Agreement                    $20,000,000

    The undersigned hereby certifies that the above information and calculations are true and correct and not misleading as of the date hereof.


                                GLOBAL INDUSTRIAL TECHNOLOGIES, INC.



                                By:
                                   -----------------------------
                                   Name:
                                        ------------------------
                                   Title:
                                         ------------------------

Dated as of:___________________


COMPLIANCE CERTIFICATE - Page 3

                                   EXHIBIT K
                                      TO
                               CREDIT AGREEMENT

                       Form of Assignment and Acceptance
                       ---------------------------------

                           ASSIGNMENT AND ACCEPTANCE
                           -------------------------

                           Dated _____________, 19__


     Reference is made to the Credit Agreement dated as of July 30, 1999 (as the same has been or may be amended, restated or supplemented and in effect from time to time, the "Credit Agreement"), among GLOBAL INDUSTRIAL TECHNOLOGIES,
                   ----------------
INC., a Delaware corporation (the "Borrower"), each of the Lenders from time to
                                   --------
time party thereto, PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent, ABN AMRO BANK N.V., as Documentation Agent and as Issuing Bank, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     __________________________________________________________ (the "Assignor")
                                                                      --------
and __________________________________________ (the "Assignee") agree as
                                                     --------
follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _____% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Commitment of the Assignor on the Effective Date, such percentage interest in the Borrowings owing to the Assignor outstanding on the Effective Date, and such percentage interest in Assignor's participation share of the LC Exposure outstanding on the Effective Date, together with such percentage interest in all unpaid interest and fees accrued from the Effective Date). This Assignment and Acceptance is made by Assignor without recourse.

     2. The Assignor (i) represents that as of the date hereof, its Commitment is $_______________, the outstanding principal balance of its Borrowings is $_______________, and the amount of Assignor's participation interest in the LC Exposure is $_______________ (all as unreduced by any assignments which have not yet become effective);
          (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other Loan Document; and (iv) attaches the Note held by Assignor and requests that the Administrative Agent

ASSIGNMENT AND ACCEPTANCE-Page 1
          exchange such Note for new Notes payable to the order of (A) Assignee in the amount of $__________, which is an amount equal to the Commitment assumed by the Assignee pursuant hereto and (B) the Assignor in an amount equal to $__________, which is the amount of the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified above.

     3. The Assignee (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, the Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; [and
          (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Documents or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty]./1/

   4. The effective date for this Assignment and Acceptance shall be ______________, 19___ (the "Effective Date")./1/ Following the
                                      --------------
   5.   Upon such acceptance and recording, from and after the Effective Date,
        (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

-----------------------
/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States.

/2/ Such date shall be at least ten Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Administrative Agent.

ASSIGNMENT AND ACCEPTANCE-Page 2

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       [NAME OF ASSIGNOR],


                                        By:---------------------------------
                                          Name:-----------------------------
                                          Title:----------------------------


                                        [NAME OF ASSIGNEE],



                                        By:----------------------------------
                                          Name:------------------------------
                                          Title:-----------------------------

ACCEPTED BY:

CHASE BANK OF TEXAS,
NATIONAL ASSOCIATION, as
Administrative Agent



By:---------------------------
  Name:-----------------------
  Title:----------------------
  Date:----------------------

CONSENTED TO BY:


ASSIGNMENT AND ACCEPTANCE-Page 3

GLOBAL                  INDUSTRIAL
TECHNOLOGIES,
INC./3/


By:-------------------------------
  Name:---------------------------
  Title:--------------------------

[ISSUING BANK]



By:-------------------------------
  Name:---------------------------
  Title:--------------------------

------------------------
/3/ This Assignment and Acceptance shall be required to be signed by Borrower only if its consent is required under the Credit Agreement. The consent of Borrower shall not be unreasonably withheld and is not required in the case of an assignment to a Lender or an Affiliate of a Lender or if an Event of Default has occurred and is continuing.

ASSIGNMENT AND ACCEPTANCE-

                                                                       EXHIBIT L

                            INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT (as the same may from time to time be amended or restated, this "Intercreditor Agreement") dated as of July 30, 1999, is made by Global Industrial Technologies, Inc., a Delaware corporation ("Borrower"), the Material Subsidiaries named on the signature pages hereof (collectively, "Material Subsidiaries," and together with Borrower, collectively, "Debtors"), Chase Bank of Texas, National Association, as Collateral Agent ("Collateral Agent"), Chase Bank of Texas, National Association, as Administrative Agent ("Administrative Agent"), for itself and certain other lenders (collectively, "Lenders") under the Bank Credit Agreement (as hereinafter defined), Lenders, ABN AMRO Bank N.V., as Issuing Bank under the Bank Credit Agreement ("Issuing Bank"), The Prudential Insurance Company of America ("Prudential"), U.S. Private Placement Fund ("U.S. Fund"), Principal Life Insurance Company (formerly known as Principal Mutual Life Insurance Company) ("Principal," and together with Prudential, U.S. Fund and the other holders of the Notes [as hereinafter defined] under the respective Note Agreements [as hereinafter defined], collectively, "Holders" and individually, a "Holder").

                                 BACKGROUND

     Borrower is a party to that certain Credit Agreement of even date herewith (as the same may from time to time be amended, modified, supplemented or restated, the "Bank Credit Agreement") with Lenders, Administrative Agent, the Issuing Bank and the other Agents named therein.

     Borrower is a party to (a) the Note Agreement dated as of January 31, 1996 with Prudential and Principal, (b) the Note Agreement dated as of June 30, 1998 with Prudential and U.S. Fund, and (c) the Note Agreement dated as of October 2, 1998 with Prudential (such Note Agreements, as the same have been or may from time to time be amended, modified, supplemented or restated, the "Note Agreements").

     The parties hereto are parties to that certain Sharing Agreement dated as of August 31, 1998 relating to indebtedness of Borrower (as the same has been or may from time to time be amended, modified, supplemented or restated, the "Sharing Agreement").

     In connection with the execution and delivery of the Bank Credit Agreement, the Debtors will grant to the Collateral Agent security interests in the Collateral (as hereinafter defined) pursuant to the Security Documents (as hereinafter defined), and the Note Agreements will be amended by Amendments (the "Amendments") dated of even date with the Bank Credit Agreement.

     The security interests in favor of Administrative Agent, Issuing Bank and Lenders in the Collateral are to be pari passu with the security interests in favor of Holders in the Collateral.

     It is a requirement of the Bank Credit Agreement and the Note Agreements and to the effectiveness of the Amendments that Borrower and Material Subsidiaries execute and deliver to

INTERCREDITOR AGREEMENT - Page 1

Collateral Agent, for the benefit of Secured Parties, this Intercreditor Agreement in order to set forth the rights and obligations of the parties hereto.

                                 AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.  DEFINED TERMS

     I.1 Definitions. All capitalized terms used and not otherwise defined in this Intercreditor Agreement shall have the meanings set forth in the Bank Credit Agreement as in effect on the date hereof. Nothing herein shall be construed to prohibit or restrict the modification, amendment, renewal or increase of the Bank Credit Agreement, the Bank Obligations, the Note Agreements or the Note Obligations, and any such increase shall be included in the definition of "Bank Obligations" or "Note Obligations," as the case may be, set forth in this Section 1.1. In addition, the following terms shall have the meanings set forth below,

     "Acceleration" means the earlier of (a) the acceleration of the maturity of any amount outstanding under a Credit Facility or (b) a Bankruptcy Event.

     "Bank Notes" means the Notes as defined in the Bank Credit Agreement.

     "Bank Obligations" means all Obligations (as defined in the Bank Credit Agreement as in effect on the date hereof).

     "Bankruptcy Event" means an event with respect to the Borrower or any of its Subsidiaries specified in paragraph 7A(viii), (ix) or (x) of each of the Note Agreements or in Section 10.01(h) or (i) of the Bank Credit Agreement.

     "Bankruptcy Law" means any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction.

     "Cash Management Obligations" means, for any Lender, any obligations owed to such Lender by Borrower or any Subsidiary which arise as a direct result of the deposit, collection and other cash management or deposit services provided by such Lender to Borrower or any Subsidiary, including without limitation all of the obligations of Borrower or any Subsidiary to such Lender for overdrafts, for returned checks and other returned items and for credit extended under, or as a result of, cash management and deposit agreements.

     "Collateral" means, collectively, all of the property in which Collateral Agent has a security interest pursuant to the Security Documents.

     "Collateral Account" has the meaning specified in Section 4.1.
                                                       -----------

INTERCREDITOR AGREEMENT - Page 2

     "Credit Facilities" means the Bank Credit Agreement and the Note Agreements, and "Credit Facility" means any of them.

     "Default Reference Date" means the earlier of: (a) if a Notice of Event of Default is given by a Secured Party pursuant to Section 9.1 (or was required by that Section to be given) and Acceleration occurs within 180 days thereafter as a result of such Event of Default, the date that such Notice of Event of Default was given or required to be given under that section; and (b) the date on which Acceleration occurs.

     "Determining Secured Parties" means (a) Holders holding, in the aggregate, 66.67% of the outstanding principal amount of Senior Notes (for so long as any Senior Notes remain outstanding) plus (b) the Lenders having, in the aggregate,
                                 ----
66.67% of the Commitments, so long as the Commitments have not been terminated, and, otherwise, the Lenders holding, in the aggregate, 66.67% of the principal amount of outstanding Loans and LC Exposure under the Bank Credit Agreement (for so long as any Obligations or LC Exposure remain outstanding under the Bank Credit Agreement); provided, however, that for purposes of removal of the Collateral Agent and appointment of a successor Collateral Agent pursuant to
Section 7.6(b), Determining Secured Parties shall be determined without regard to the Collateral Agent in its capacity as a Secured Party.

     "Distribution Date" means each date established by Collateral Agent or specified by the Determining Secured Parties under Section 4.4 as a date for the
                                                   -----------
distribution of amounts on deposit in the Collateral Account.

     "Event of Default" means an Event of Default under the Bank Credit Agreement or the Note Agreements.

     "Financing Documents" means the Credit Facilities, the Sharing Agreement and the Security Documents.

     "Law" means any statute, law, ordinance, regulation, rule, order, writ, injunction or decree of any state, commonwealth, federal, foreign, territorial or other court or government body, subdivision, agency, department, commission, board, bureau or instrumentality of a governmental body.

     "LC Amount" means an amount equal to (a) all LC Exposure under the Bank Credit Agreement, minus (b) the amount of cash collateral held by the Administrative Agent pursuant to Section 2.04 of the Bank Credit Agreement or
                                 ------------
Section 4.7 hereof.
-----------

     "Non-Reallocable Payment" means:

          (a) a Scheduled Payment made to a Secured Party prior to the applicable Default Reference Date;

          (b) with respect to the Bank Credit Agreement, any repayments of advances made by a Secured Party thereunder on a revolving basis which are made and received

INTERCREDITOR AGREEMENT - Page 3
     during the period referred to in paragraph (a) of the definition of "Reallocable Payment"; provided that if the aggregate repayments received
                            --------
     during such period are in excess of the aggregate advances made during such period, such excess shall constitute a Reallocable Payment; and provided
                                                                     --------
     further that any advances made after the date such Secured Party gives, or
     -------
     was required by Section 9.1(c) to give, a Notice of Event of Default cannot
                     --------------
     be used to offset payments received during such period; and

          (c) any payments to the Administrative Agent of amounts to be held as cash collateral for LC Exposure that are not required to be shared as provided in Section 4.7.
                 -----------

     "Note Obligations" means all unpaid principal and interest on the Notes (as defined in the Note Agreements as in effect on the date hereof), any Yield-Maintenance Amount (as defined in the Note Agreements as in effect on the date hereof) and reasonable costs, fees and expenses in collection of the Notes.

     "Notice of Event of Default" has the meaning specified in Section 9.1.
                                                               -----------

     "Obligations" means the Bank Obligations and the Note Obligations.

     "Post-Acceleration Sharing Percentage" means, as to any Secured Party at any time, with respect to any Reallocable Payment received by the Collateral Agent or any Secured Party at any time after Acceleration, the percentage equivalent of a fraction of which (a) the numerator is such Secured Party's
                                          ---------
Obligations payable to it (whether or not then due) under the Financing Documents, and (b) the denominator is the sum of the Obligations payable to all
                       -----------
Secured Parties (whether or not then due) under the Financing Documents, in each case as of the earliest date on which an Acceleration occurs. For purposes of this definition, Obligations payable to the Issuing Bank and the Lenders shall include the LC Amount.

     "Pre-Acceleration Reallocable Payment" shall have the meaning specified in clause (a) of the definition of "Reallocable Payment."

     "Pre-Acceleration Sharing Percentage" means, as to any Secured Party at any time, with respect to any Reallocable Payment received by any Secured Party during the period described in clause (a) of the definition of "Reallocable Period," the percentage equivalent of a fraction of which (a) the numerator is
                                                                  ---------
such Secured Party's Obligations payable to it (whether or not then due) under the Financing Documents, and (b) the denominator is the sum of the Obligations
                                     -----------
payable to all Secured Parties (whether or not then due) under the Financing Documents, in each case as of the Sharing Commencement Date immediately prior to any Reallocable Payment made on the Sharing Commencement Date. For purposes of this definition, Obligations payable to the Issuing Bank and the Lenders shall include the LC Amount.

     "Proceeds" has the meaning assigned to it under the UCC (as defined in the Bank Credit Agreement as in effect on the date hereof) and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form

INTERCREDITOR AGREEMENT - Page 4
whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (as defined in the Bank Credit Agreement as in effect on the date hereof) and
(c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Reallocable Payment" means any amount received by a Secured Party in respect of any Credit Facility by virtue of any voluntary or involuntary payment or prepayment (other than a Non-Reallocable Payment) made by or for the account of the Borrower by virtue of the application of any provision of any of the Financing Documents, or by virtue of an exercise of any Set-Off Rights or similar mechanism, including without limitation any payments to the Administrative Agent of amounts to be held as cash collateral for LC Exposure except as provided in Section 4.7:

          (a) during the period commencing 30 days before the applicable Default Reference Date (unless paragraph (b) of that definition applies) (the "Sharing Commencement Date") and ending at the time of Acceleration (each such amount, a "Pre-Acceleration Reallocable Payment"); and

          (b) at any time after Acceleration (each such amount, a "Post-Acceleration Reallocable Payment");

provided, however, that in no event shall the period referred to in clause (a) commence earlier than 210 days prior to Acceleration:

     "Reduced Secured Party" shall have the meaning specified in Section 4.10.
                                                                 ------------

     "Repaying Secured Party" shall have the meaning specified in Section 4.10.
                                                                  ------------

     "Scheduled Payment" means (a) with respect to the Note Agreements, (i) any scheduled principal repayment required under paragraph 4A thereof or the express terms of the Senior Notes or mandatory principal prepayment required under paragraph 6F(iii) or 6F(iv) thereof, and (ii) any scheduled payment of accrued interest under any Note Agreement or the Senior Notes; and (b) with respect to the Bank Credit Agreement, (i) any similar scheduled principal repayment required thereunder, (ii) any prepayment made in connection with any mandatory or automatic reduction of the Commitments under Section 2.07(d), (e) or (f) of the Bank Credit Agreement, (iii) any prepayment required under Section 2.09(c) of the Bank Credit Agreement as a result of any change in the Equivalent Amount of Letters of Credit issued in Alternate Currency, and (iv) any payment of accrued interest under the Bank Credit Agreement or the Bank Notes.

     "Secured Party" means each of, and "Secured Parties" means all of, Administrative Agent, Issuing Bank, Lenders, and Holders.

     "Security Documents" means, collectively, (a) the Borrower Security Agreement of even date herewith, executed by the Borrower in favor of the Collateral Agent, (b) the Subsidiary Security Agreement of even date herewith, executed by the Material Subsidiaries in favor of the Collateral

INTERCREDITOR AGREEMENT - Page 5

Agent, (c) the Pledge Agreement of even date herewith, executed by the Borrower in favor of the Collateral Agent, and (d) the security agreement hereafter executed by Global-GIX Canada, Inc. in favor of the Collateral Agent.

     "Senior Notes" means the Notes as defined in the Note Agreements.

     "Set-Off Rights" means any right of any Secured Party to set off, appropriate and apply (a) any deposits and any other indebtedness at any time held or owing by such Secured Party to or for the credit or account of the Borrower against and on account of liabilities of the Borrower under a Credit Facility pursuant to Law and, if applicable, the terms of that Credit Facility, and (b) indebtedness owing by a Secured Party to or for the credit of the Borrower, against and on account of liabilities of the Borrower under a Credit Facility.

     "Sharing Commencement Date" shall have the meaning specified in clause (a) of the definition of "Reallocable Payment."

     I.2 Principal Obligations. As used in the definition of "Proportionate Share" set forth in Section 1 of the Sharing Agreement, "principal obligations"
                    ---------
shall include the LC Amount.

II.  AGREEMENT TO HOLD COLLATERAL

     In reliance upon, and subject to, the provisions of this Intercreditor Agreement, Collateral Agent will hold the security interest granted to Collateral Agent in the Collateral under each Security Document on behalf of and for the ratable benefit of the Secured Parties on the terms and conditions set forth in this Intercreditor Agreement.

III.  ACCELERATION AND SHARING

     III.1 Exercise of Rights and Remedies. Upon the occurrence of an Event of Default and so long as Collateral Agent is so entitled under any Security Document, Collateral Agent may exercise the rights and remedies provided in this Intercreditor Agreement and at the request of Determining Secured Parties (subject to the terms and provisions hereof) shall exercise the rights and remedies provided in the Security Documents.

     III.2 General Authority of Collateral Agent over the Collateral. Each Debtor hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Debtor or in Collateral Agent's own name, from time to time so long as an Event of Default exists and so long as Collateral Agent is so entitled under any Security Document, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Intercreditor Agreement and the Security Documents, and accomplish the purposes hereof and thereof.

     III.3  Remedies Not Exclusive.

INTERCREDITOR AGREEMENT - Page 6

          (a) No remedy conferred upon or reserved to Collateral Agent herein or in any of the Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Security Documents, the Bank Credit Agreement or the Note Agreements or now or hereafter existing at Law or in equity; provided, however, any exercise of any rights or remedies by Collateral Agent or any Secured Party with regard to any Collateral shall be subject to the terms of this Intercreditor Agreement.

          (b) No delay or omission by Collateral Agent or any Secured Party to exercise any right, remedy or power hereunder or under any Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Intercreditor Agreement or any Security Document to Collateral Agent or Secured Parties may be exercised from time to time and as often as may be deemed expedient by Collateral Agent.

          (c) If Collateral Agent shall have proceeded to enforce any right, remedy or power under this Intercreditor Agreement or any Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then Debtors, Collateral Agent and Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of Collateral Agent and Secured Parties shall continue as though no such proceeding had been taken.

          (d) All rights of action and of asserting claims upon or under this Intercreditor Agreement and the Security Documents may be enforced by Collateral Agent without the possession of any Security Document, the Bank Credit Agreement, any Note Agreement or any instrument evidencing any Bank Obligations or Note Obligations or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by Collateral Agent shall be brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral on behalf of and for the ratable benefit of the Secured Parties.

     III.4  Waiver and Estoppel.

          (a) Each Debtor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Intercreditor Agreement or any Security Document and hereby waives all benefit or advantage of all such Laws and covenants that it will not hinder, delay or impede the execution of any power granted to Collateral Agent in this Intercreditor Agreement or any

INTERCREDITOR AGREEMENT - Page 7

     Security Document but will suffer and permit the execution of every such power as though no such Law were in force.

          (b) Each Debtor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein, in any Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Intercreditor Agreement or any Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

          (c) Each Debtor waives, to the extent it may lawfully do so, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder, under any Security Document, the Bank Credit Agreement or the Note Agreements) in connection with this Intercreditor Agreement and the Security Documents and any action taken by Collateral Agent with respect to the Collateral.

     III.5 Limitation on Collateral Agent's Duty in Respect of Collateral. Except as otherwise required by Law, beyond its duties as to the custody thereof expressly provided herein or in any Security Document and to account to Secured Parties and Debtors for moneys and other property received by it hereunder or under any Security Document, Collateral Agent shall not have any duty to any Debtor or to any Secured Party as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     III.6 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of Law which may be controlling and to be limited to the extent necessary so that they will not render this Intercreditor Agreement or any Security Document invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

     III.7 Sharing Notice. Upon Acceleration with respect to any Credit Facility, the accelerating Secured Party shall immediately notify the Collateral Agent and the Collateral Agent shall immediately give notice (a "Sharing Notice") to each of the Secured Parties informing them that the provisions of this Section are to be implemented and requiring each Secured Party to provide it with all necessary information to enable it to calculate (a) such Secured Party's Obligations as of both the Sharing Commencement Date and the date of such Acceleration with respect to the Credit Facility to which such Secured Party is a party and (b) the Pre-Acceleration Sharing Percentage and Post-Acceleration Sharing Percentage of each Secured Party. Any Sharing Notice shall be effective as of the date it is sent by the Collateral Agent and shall remain effective until all the Secured Parties agree that such Sharing Notice is no longer in effect. If any necessary information is not received by the Collateral Agent within three days after the Collateral Agent delivers the Sharing Notice, the Collateral Agent may request such information from any other Secured Party that is a party to the

INTERCREDITOR AGREEMENT - Page 8
applicable Credit Facility. If any such necessary information has not been provided to the Collateral Agent within two days after the Collateral Agent makes such supplemental request, the Collateral Agent may proceed with its calculations based upon the other information available to it and which it reasonably and in good faith believes to be correct. Once the Collateral Agent has either received such necessary information or has determined to proceed based upon such other information available to it, the Collateral Agent shall calculate and promptly notify the Secured Parties as to the Obligations payable to each Secured Party (whether or not then due) as of both the Sharing Commencement Date and the date of Acceleration with respect to the applicable Credit Facility and the Pre-Acceleration Sharing Percentage and Post-Acceleration Sharing Percentage of each Secured Party, which notice shall demonstrate such calculations in reasonable detail. If the Collateral Agent thereafter receives information which demonstrates that the Collateral Agent=s prior calculations were erroneous, the Collateral Agent shall recalculate the Obligations payable to each Secured Party (whether or not then due) with respect to such Credit Facility and each Secured Party=s Pre-Acceleration Sharing Percentage and Post-Acceleration Sharing Percentage, and shall promptly notify all Secured Parties of such recalculations and, if any payments pursuant to
Section 4.8 have been made based upon such erroneous prior calculations, the
-----------
amount to be repaid by or to such Secured Party as a result of such recalculations. Each Secured Party that has received an excess payment as a result of such erroneous prior calculations shall promptly (and in any event within five Business Days after its receipt of the Collateral Agent=s recalculations) repay to the Collateral Agent for the account of the other appropriate Secured Parties the excess portion of any payments previously received by it.

IV.  COLLATERAL ACCOUNT; DISTRIBUTIONS

     IV.1 The Collateral Account. After the occurrence of an Event of Default, all moneys which are required by this Intercreditor Agreement or any Security Document to be delivered to Collateral Agent or which are received by Collateral Agent or any agent or nominee of Collateral Agent or any Secured Party in respect of the Collateral as a result of any foreclosure or otherwise shall be deposited in an account established at an office of Collateral Agent (the "Collateral Account") and held by Collateral Agent for the benefit of the Secured Parties and applied in accordance with the terms of this Intercreditor Agreement.

     IV.2 Control of Collateral Account. Subject to the terms of this Intercreditor Agreement, all right, title and interest in and to the Collateral Account shall vest in Collateral Agent and the Collateral Account shall be subject to the exclusive dominion and control of Collateral Agent.

     IV.3 Investment of Funds Deposited in Collateral Account. Collateral Agent shall use reasonable efforts to invest and reinvest moneys on deposit in the Collateral Account at any time in:

          (a) marketable obligations of the United States having a maturity of not more than six months from the date of acquisition;

          (b) marketable obligations directly and fully guaranteed by the United States having a maturity of not more than one year from the date of acquisition;

INTERCREDITOR AGREEMENT - Page 9

          (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations issued by Collateral Agent or any bank organized under the Laws of the United States or any state thereof with capital, surplus and undivided profits aggregating at least $100,000,000, in each case having a maturity of not more than six months from the date of acquisition;

          (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c)
                                                     -----------  ---     ---
     entered into with Collateral Agent or any bank meeting the qualifications specified in clause (c) above; and
                  ----------

          (e) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and maturing within three months after the date of acquisition.

All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral. Collateral Agent shall not be liable for any investment, for any failure to invest hereunder, or for any performance of any such investment or any loss or penalty resulting therefrom.

     IV.4  Application of Moneys.

          (a) Collateral Agent shall have the right (pursuant to Section 5.4)
                                                                 -----------
     upon an Event of Default, at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid fees and expenses owing to it pursuant to Section 5.1. If Collateral Agent exercises its rights
                       -----------
     pursuant to the preceding sentence, or if after an Acceleration the Determining Secured Parties instruct the Collateral Agent to make a distribution from the Collateral Account, and the date(s) for such distribution, all remaining moneys (or in the case of an instruction from the Determining Secured Parties, such amount as is specified in such instruction) held by Collateral Agent in the Collateral Account or received by Collateral Agent shall, to the extent available for distribution (it being understood that Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this Section 4.4), be
                                                               -----------
     distributed by Collateral Agent on each Distribution Date in the following order of priority:

               First: to Collateral Agent for any unpaid reasonable fees or expenses owing to it pursuant to Section 5.1 and then to any Secured
                                           -----------
          Party which has theretofore advanced or paid any such fees and expenses constituting administrative expenses allowable under Section 503(b) of the United States Bankruptcy Code of 1978, as amended, pro rata an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date;

               Second: to the payment of the unpaid Obligations payable to the Secured Parties with respect to the Credit Facilities, which Obligations payable to the Issuing Banks and the Lenders shall include the LC Amount, and which payment under this

INTERCREDITOR AGREEMENT - Page 10
          clause shall be shared by the Secured Parties according to their respective Post-Acceleration Sharing Percentages; and

               Third: to the payment to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, or otherwise as required by Law, if any surplus is then remaining from such proceeds.

          (b) The term "unpaid" as used in clause Second of Section 4.4(a)
                                                            --------------
     refers:

               (i) in the absence of a bankruptcy proceeding with respect to any Debtor, to all amounts of the Bank Obligations and the Note Obligations outstanding as of a Distribution Date, which outstanding Bank Obligations shall include the LC Amount, and

               (ii) during the pendency of a bankruptcy proceeding with respect to any Debtor, to all amounts allowed by the bankruptcy court in respect of the Bank Obligations and the Note Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), and in any event including the LC Amount with respect to the Bank Obligations, to the extent that prior distributions have not been made in respect thereof.

          (c) Collateral Agent shall make all payments and distributions under this Section 4.4 on account of the Bank Obligations to the Administrative
          -----------
     Agent for redistribution to Lenders in accordance with the provisions of the Bank Credit Agreement. Collateral Agent shall make all payments and distributions under this Section 4.4 on account of the Note Obligations to
                              -----------
     each Holder.

          (d) If any Secured Party has advanced or paid any expenses of Collateral Agent hereunder and is not paid or reimbursed in full for the amount of such advances or payments, such Secured Party shall have a claim against any Secured Party which has not paid its share of such expenses of Collateral Agent, based on the Post-Acceleration Sharing Percentages.

          (e) In the event of any inconsistency between the terms and conditions of this Intercreditor Agreement and the terms and conditions of the Sharing Agreement, this Intercreditor Agreement shall control with regard to distribution and sharing of all moneys which are required to be deposited in the Collateral Account pursuant to Section 4.1.
                                           -----------

          (f) The parties hereto acknowledge that all or a portion of the moneys distributed on account of the Bank Obligations pursuant to the Second clause of Section 4.4(a) may be held by the Administrative Agent as cash
               --------------
     collateral for the LC Exposure pursuant to Section 2.04(j) of the Bank
                                                ---------------
     Credit Agreement. The parties hereto agree that notwithstanding anything to the contrary contained in this Intercreditor Agreement, in the Sharing Agreement or in the Note Agreements, none of the Holders shall be entitled to share in such cash collateral.

INTERCREDITOR AGREEMENT - Page 11

     IV.5 Collateral Agent's Calculations. In making the determinations and allocations required by Section 4.4, Collateral Agent may rely upon information
                        -----------
supplied by the Administrative Agent as to the amounts payable with respect to the Bank Obligations and by each Holder as to amounts payable with respect to the Note Obligations owed to such Holder, and Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information. All distributions made by Collateral Agent pursuant to Section 4.4
                                                                     -----------
shall be (subject to any decree of any court of competent jurisdiction) final, and Collateral Agent shall have no duty to inquire as to the application by Administrative Agent or any Holder of any amounts distributed to them.

     IV.6 Proceeds of Jeffrey Disposition. Notwithstanding anything to the contrary contained in this Intercreditor Agreement, in the Sharing Agreement or in the Note Agreements, any and all proceeds (less reasonable expenses) of the Jeffrey Disposition shall be applied to permanently reduce the Commitments and prepay Borrowings under the Bank Credit Agreement in an amount equal to such proceeds, and no part of such proceeds shall be applied to the Note Obligations.

     IV.7 Letters of Credit. The parties hereto acknowledge that certain Existing Letters of Credit (for which the LC Exposure is not greater than $6,500,000) expire after the Maturity Date and that the Borrower is required to deposit cash collateral to be held by the Administrative Agent on or before the date which is five Business Days prior to the Maturity Date, as provided in

Section 2.04(c) of the Bank Credit Agreement.  The parties hereto agree that
---------------
notwithstanding anything to the contrary contained in this Intercreditor Agreement, in the Sharing Agreement or in the Note Agreements, in the event that after the Maturity Date there are no Bank Obligations other than the LC Exposure, none of the Holders shall be entitled to share in such cash collateral for such Existing Letters of Credit not to exceed $6,500,000; provided, however,
                                                              --------  -------
that promptly upon the expiry of any such Letter of Credit, the amount of cash collateral therefor that was not applied to discharge obligations of the Borrower to the Issuing Bank or the Lenders in respect of that Letter of Credit shall be delivered to the Collateral Agent to be held in the Collateral Account and distributed in accordance with the provisions of this Intercreditor Agreement, and all of the Secured Parties shall be entitled to share in such amount in accordance with the provisions of this Intercreditor Agreement.

     IV.8  Payments.

          (a) If, at any time that any Obligations owed to any of the Secured Parties under any of the Credit Facilities remain outstanding, any Secured Party obtains any Reallocable Payment (whether by way of voluntary or involuntary payment or prepayment, by virtue of the exercise of any Set-Off Rights or otherwise by virtue of the application of any provision of any of the Financing Documents comprising or relating to the Credit Facilities, or in any other manner except pursuant to this Intercreditor Agreement) in respect of any Credit Facility, such Secured Party shall forthwith notify the Collateral Agent thereof of its obtaining the same and after receipt of a Sharing Notice, pay to the Collateral Agent for the account of the Secured Parties (other than the paying Secured Party) pro rata in
                                                           --- ----
     accordance with their respective Pre-Acceleration Sharing Percentages (with respect to Pre-Acceleration Reallocable Payments) or Post-Acceleration Sharing Percentages (with respect to Post-Acceleration Reallocable Payments) an amount equal to such Reallocable Payment less

INTERCREDITOR AGREEMENT - Page 12
     such Secured Party's Pre-Acceleration Sharing Percentage or Post-Acceleration Sharing Percentage, as applicable, of such amount. Upon receipt of any such payment the Collateral Agent shall distribute the same to the Secured Parties other than the Secured Party so paying the same pro
                                                                            ---
     rata in accordance with their respective Pre-Acceleration Sharing
     ----
     Percentages or Post-Acceleration Sharing Percentages, as applicable.

          (b) Upon any distribution made pursuant to clause (a), the Secured Party making such payment shall be deemed to have purchased from each other Secured Party a participation in the Obligations of such other Secured Party. The Borrower agrees that any Secured Party so purchasing a participation from another Secured Party pursuant to this Section 4.8 may,
                                                               -----------
     to the fullest extent permitted by applicable Law, exercise all its rights of payment (including, without limitation, any Set-Off Rights) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation.

          (c) Notwithstanding Section 4.8(a), (i) a Lender may apply a payment
                              --------------
     first to Cash Management Obligations owed to it by Borrower or any Subsidiary before applying such payment to the Bank Obligations and, if so applied to its Cash Management Obligations, such Lender shall have no obligation to share the amount of such payment so applied with any other Secured Party; and (ii) as among the Lenders only, this Section 4.8 shall
                                                             -----------
     supersede and control in the event of any conflict between this Section 4.8
                                                                     -----------
     and Section 2.13(c) of the Bank Credit Agreement.
         ---------------

          IV.9  Preferences, etc.  If

          (a) any Secured Party (a "Paying Secured Party") makes any payment pursuant to Section 4.8; and
                 -----------

          (b) the amount obtained by the Paying Secured Party which gave rise to such payment or any part thereof (the "relevant amount") is required to be repaid, and is repaid, by the Paying Secured Party to the Borrower or any other Person;

then the Collateral Agent (if it shall then hold the same) and each of the other Secured Parties which has received any part thereof (each, a "Sharing Secured Party") shall promptly (and in any event within five Business Days after its receipt of notification from the Collateral Agent requiring such repayment, which notification the Collateral Agent shall dispatch promptly upon its determining the amount of the repayment required from the relevant Sharing Secured Party) repay the portion of the relevant amount received by the Collateral Agent or such Sharing Secured Party, as the case may be, to the Paying Secured Party, together with such amount as is equal to the appropriate portion of the interest, if any (in respect of the period during which the Collateral Agent or such Sharing Secured Party (as the case may be) held such portion of the relevant amount), the Paying Secured Party shall have repaid when repaying such relevant amount.

     IV.10 Adjustments to Sharing Percentages. If, at any time after the date of a Sharing Notice,

INTERCREDITOR AGREEMENT - Page 13

          (a) a Secured Party (a "Repaying Secured Party") is required to repay to the Borrower or any other Person all or any portion of an amount received on or prior to the date of such Sharing Notice, with the result that the Repaying Secured Party's Obligations are increased, then, after such repayment has been made and the Repaying Secured Party has notified the Collateral Agent thereof, the Pre-Acceleration Sharing Percentages and Post-Acceleration Sharing Percentages of the Secured Parties shall be adjusted on the first Business Day following the Collateral Agent=s receipt of such notification to reflect such increase (and the resultant decrease in the Pre-Acceleration Sharing Percentages and Post-Acceleration Sharing Percentages of the Secured Parties other than the Repaying Secured Party), and each other Secured Party shall promptly (and in any event within five Business Days after its receipt of notification from the Collateral Agent requiring such repayment, which notification the Collateral Agent shall dispatch promptly upon its determining the amount of the repayment required from each such other Secured Party) repay to the Collateral Agent for the account of the Repaying Secured Party the portion of any payments previously received by it under Section 4.8 in excess of its Pre-
                                     -----------
     Acceleration Sharing Percentage or Post-Acceleration Sharing Percentage, as applicable, thereof as so redetermined, together with such amount (if any) as is equal to the appropriate portion of any interest (in respect of the period during which such other Secured Party held such amount) the Repaying Secured Party shall have repaid when repaying such amount as aforesaid, or

          (b) an amount originally included in the Obligations payable to a Secured Party (a "Reduced Secured Party") under its Credit Facility as a contingent obligation (such as a Letter of Credit) ceases to be an obligation because of its expiry, reduction, cancellation or otherwise, with the result that such Obligations are reduced, then the Reduced Secured Party shall promptly notify the Collateral Agent thereof, and the Pre-Acceleration Sharing Percentages and/or Post-Acceleration Sharing Percentages, as applicable, of the Secured Parties shall be adjusted on the first Business Day following the Collateral Agent's receipt of such notification to reflect such decrease (and the resultant increase in the Pre-Acceleration Sharing Percentages or Post-Acceleration Sharing Percentages, as applicable, of the Secured Parties other than the Reduced Secured Party) and the Reduced Secured Party shall promptly repay to the Collateral Agent for the account of the respective other Secured Parties the portion of any payments previously received by it under Section 4.8 in
                                                                 -----------
     excess of its Pre-Acceleration Sharing Percentage and/or Post-Acceleration Sharing Percentage, as applicable, thereof as so redetermined.

V.  AGREEMENTS WITH COLLATERAL AGENT

     V.1 Expenses. Debtors jointly and severally agree to pay to Collateral Agent, from time to time upon demand, all of the reasonable costs and expenses of Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as Collateral Agent elects to retain) which arise in addition to the fees, costs and expenses of Administrative Agent, Issuing Bank or any Lender under the Bank Credit Agreement or of any Holder under the Note Agreements, (A) arising in connection with the preparation, execution, delivery, modification, and termination of this Intercreditor Agreement and each Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced

INTERCREDITOR AGREEMENT - Page 14
in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to any Security Document and the preservation, protection or defense of Collateral Agent's rights under this Intercreditor Agreement, the Security Documents and in and to the Collateral or
(C) incurred by Collateral Agent in connection with the resignation of Collateral Agent pursuant to Section 7.6. The Obligations of Debtors under this
                             -----------
Section 5.1 shall survive the termination of the other provisions of this
-----------
Intercreditor Agreement.

     V.2 Filing Fees, Excise Taxes, Etc. Debtors jointly and severally agree to pay or to reimburse Collateral Agent for any and all payments made by Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect to the execution and delivery of this Intercreditor Agreement and each Security Document. The obligations of Debtors under this Section 5.2 shall survive the termination of the other provisions of
           -----------
this Intercreditor Agreement.

     V.3 INDEMNIFICATION. DEBTORS JOINTLY AND SEVERALLY AGREE TO INDEMNIFY, AND HOLD COLLATERAL AGENT AND EACH SECURED PARTY HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THEM OR ANY OF THEIR REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES, OR AGENTS IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THIS INTERCREDITOR AGREEMENT, THE BANK CREDIT AGREEMENT, NOTE AGREEMENTS, THE SECURITY DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN (INCLUDING IN CONNECTION WITH OR AS A RESULT OF, IN WHOLE OR IN PART, THE MERE NEGLIGENCE OF ANY OF COLLATERAL AGENT OR ANY SECURED PARTY), ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF ANY OF THE DEBTORS OR ANY OF THEIR REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES, OR OTHER AGENTS, TO THE EXTENT THAT ANY OF THE SAME RESULTS, DIRECTLY OR INDIRECTLY, FROM ANY CLAIMS MADE OR ACTIONS, SUITS OR PROCEEDINGS COMMENCED BY OR ON BEHALF OF ANY PERSON. IN ANY SUIT, PROCEEDING OR ACTION BROUGHT BY COLLATERAL AGENT UNDER OR WITH RESPECT TO ANY CONTRACT, AGREEMENT, INTEREST OR OBLIGATION CONSTITUTING PART OF THE COLLATERAL FOR ANY SUM OWING THEREUNDER, OR TO ENFORCE ANY PROVISIONS THEREOF, DEBTORS, JOINTLY AND SEVERALLY, WILL SAVE, INDEMNIFY AND KEEP COLLATERAL AGENT, EACH SECURED PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS HARMLESS FROM AND AGAINST ALL EXPENSE, LOSS OR DAMAGE SUFFERED BY REASON OF ANY DEFENSE, SETOFF, COUNTERCLAIM, RECOUPMENT OR REDUCTION OF LIABILITY WHATSOEVER OF THE OBLIGOR THEREUNDER (INCLUDING IN CONNECTION WITH OR AS A RESULT OF, IN WHOLE OR IN PART, THE MERE NEGLIGENCE OF ANY OF COLLATERAL AGENT OR ANY SECURED PARTY), ARISING OUT OF A BREACH BY ANY DEBTOR OF ANY OBLIGATION THEREUNDER OR

INTERCREDITOR AGREEMENT - Page 15

ARISING OUT OF ANY OTHER AGREEMENT OR LIABILITY AT ANY TIME OWING TO OR IN FAVOR OF SUCH OBLIGOR OR ITS SUCCESSORS FROM ANY DEBTOR, AND ALL SUCH OBLIGATIONS OF DEBTORS SHALL BE AND REMAIN ENFORCEABLE AGAINST AND ONLY AGAINST DEBTORS AND SHALL NOT BE ENFORCEABLE AGAINST COLLATERAL AGENT, ANY SECURED PARTY OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS. THE AGREEMENTS IN THIS SECTION 5.3 SHALL SURVIVE THE PAYMENT OF THE BANK
                   -----------
OBLIGATIONS, THE NOTE OBLIGATIONS AND TERMINATION OF THE OTHER PROVISIONS OF THIS INTERCREDITOR AGREEMENT. COLLATERAL AGENT AND SECURED PARTIES SHALL NOT BE SO INDEMNIFIED AND HELD HARMLESS FOR ANY LOSSES OR DAMAGES WHICH WERE CAUSED BY THE INDEMNIFIED PARTY'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, AND COLLATERAL AGENT AND SECURED PARTIES, AS THE CASE MAY BE, SHALL BE LIABLE TO DEBTORS ONLY TO THE EXTENT OF ANY DIRECT (AS OPPOSED TO CONSEQUENTIAL) DAMAGES SUFFERED BY DEBTORS.

     V.4 Collateral Agent's Lien. Notwithstanding anything to the contrary in this Intercreditor Agreement, as security for the payment of the expenses of Collateral Agent pursuant to Section 5.1 (i) Collateral Agent is hereby granted
                             -----------
a first and prior Lien by each Debtor upon all Collateral and (ii) Collateral Agent shall have the right to use and apply any of the funds held by Collateral Agent in the Collateral Account to cover such expenses.

VI.  POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES

     VI.1 Use of Collateral. The rights of Debtors in and to the Collateral are set forth in the Bank Credit Agreement, the Note Agreements and the Security Documents.

     VI.2 Releases. Releases and dispositions of Collateral (other than sales, releases and dispositions of Collateral which are permitted by the terms and provisions of the Bank Credit Agreement, the Note Agreements and the Security Documents) may be made by Collateral Agent, only at the direction of all Lenders and all Holders. Sales, releases or other dispositions of Collateral which are permitted by the terms and provisions of the Bank Credit Agreement, the Note Agreements and the Security Documents shall not require any written or oral or consent of Collateral Agent, Lenders or Holders, and sales or other dispositions of Collateral which are pursuant to the exercise of remedies hereunder or under any Security Document shall not require any written or oral or consent of any Secured Party. Nevertheless, any Debtor may request that Collateral Agent execute and deliver to such Debtor or any purchaser of Collateral a written release, disclaimer or quitclaim of Collateral Agent's interest in any Collateral under the Security Documents, and such purchaser shall be entitled to rely conclusively on such release, disclaimer or quitclaim. Unless requested by any Debtor, it shall not be necessary for any Secured Party to sign such release. Such request shall be in writing, shall describe the property to be released in reasonable detail, and, shall state that such release is or will be in accordance with the Security Documents. Collateral Agent shall send a copy of all releases to Administrative Agent and the Holders.

VII.  COLLATERAL AGENT

INTERCREDITOR AGREEMENT - Page 16

     VII.1 Appointment. Each Secured Party irrevocably designates and appoints Chase Bank of Texas, National Association as Collateral Agent of such Person under this Intercreditor Agreement and the Security Documents and each Secured Party irrevocably authorizes Chase Bank of Texas, National Association as Collateral Agent for such Person to take such action on such Person's behalf under the provisions of this Intercreditor Agreement and the Security Documents and to exercise such powers and perform such duties as are expressly delegated to Collateral Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary in this Intercreditor Agreement and the Security Documents, Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Intercreditor Agreement and the Security Documents, nor any fiduciary or trustee relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Intercreditor Agreement and the Security Documents or otherwise exist against Collateral Agent.

     VII.2  Exculpatory Provisions.

          (a) Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by Debtors. Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of Debtors thereto or as to the security afforded by this Intercreditor Agreement or any Security Document, or as to the validity, execution, enforceability, legality or sufficiency of this Intercreditor Agreement, the Security Documents, the Bank Credit Agreement, the Note Agreements, the Bank Obligations or the Note Obligations, and Collateral Agent shall incur no liability or responsibility in respect of any such matters. Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

          (b) Collateral Agent shall not be required to ascertain or inquire as to the performance by any Debtor of any of the covenants or agreements contained herein or in any Security Document, the Bank Credit Agreement or the Note Agreements. Whenever it is necessary, or in the opinion of Collateral Agent advisable, for Collateral Agent to ascertain the amount of the Bank Obligations or the Note Obligations, then held by the respective Secured Parties, Collateral Agent may rely on a certificate of Administrative Agent, in the case of the Bank Obligations, or of the Holders, in the case of the Note Obligations.

          (c) Collateral Agent shall be under no obligation or duty to take any action under this Intercreditor Agreement or any Security Document if taking such action (i) would subject Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Intercreditor Agreement or any Security Document.

INTERCREDITOR AGREEMENT - Page 17

          (d) Notwithstanding any other provision of this Intercreditor Agreement, Collateral Agent shall not be liable for any action taken or omitted to be taken by it in accordance with this Intercreditor Agreement or any Security Document, except to the extent that taking such action or omitting to take such action constitutes gross negligence or wilful misconduct by Collateral Agent.

          (e) Collateral Agent shall have the same rights with respect to any obligation held by it as any other Secured Party and may exercise such rights as though it were not Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of business with any Debtor as if it were not Collateral Agent.

     VII.3 Delegation of Duties. Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

     VII.4  Reliance by Collateral Agent.

          (a) Collateral Agent may consult with counsel, and any advice or statements of legal counsel (including, without limitation, counsel to Debtors) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Security Document in accordance therewith.

          (b) Collateral Agent may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties, except to the extent that such reliance or action constitutes gross negligence or wilful misconduct of Collateral Agent. Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Collateral Agent and conforming to the requirements of this Intercreditor Agreement, except to the extent that such reliance constitutes gross negligence or wilful misconduct of Collateral Agent.

          (c) Notwithstanding anything to the contrary contained herein, Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in Collateral Agent by this Intercreditor Agreement and the Security Documents, at the request or direction of any Secured Party pursuant to this Intercreditor Agreement, or otherwise, unless Collateral Agent shall have been provided security to its reasonable satisfaction against the fees, costs, expenses and liabilities which may be incurred by it, including such reasonable advances as may be requested by Collateral Agent.

INTERCREDITOR AGREEMENT - Page 18

     VII.5  Limitations on Duties of Collateral Agent.

          (a) Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Intercreditor Agreement and the Security Documents, and no implied covenants or obligations shall be read into this Intercreditor Agreement or any Security Document against Collateral Agent.

          (b) Collateral Agent shall not be under any obligation to take any action which is discretionary with Collateral Agent under the provisions hereof or any Security Document, except upon the written request of the Determining Secured Parties, and upon such written request of the Determining Secured Parties Collateral Agent shall take such action (subject to the terms and provisions hereof).

     VII.6  Resignation or Removal of Collateral Agent.

          (a) Should Collateral Agent ever cease to be a Lender, or should Collateral Agent ever resign as Collateral Agent, then a new Collateral Agent appointed by the Determining Secured Parties shall forthwith become Collateral Agent, and Debtors and Secured Parties shall execute such documents as Administrative Agent or Prudential may reasonably request to reflect such change. Any resignation of Collateral Agent shall become effective upon the appointment by Determining Secured Parties of a successor Collateral Agent; provided, however, that if Determining Secured Parties fail for any reason to appoint a successor within 60 days after such removal or resignation, Collateral Agent shall thereafter have no obligation to act as Collateral Agent hereunder.

          (b) If the Collateral Agent shall fail or refuse to perform or commence performing any act set forth in written instructions delivered pursuant to, and in accordance with the terms and conditions of, this Intercreditor Agreement (other than where such nonperformance is beyond the control of the Collateral Agent or where such performance would entail a violation of applicable Law or conflict with the provisions of this Intercreditor Agreement or any Financing Document or where performance is not required by this Intercreditor Agreement, including without limitation as provided in Sections 7.2(c) and 7.4(c)), and such failure continues for
                    --------------------------
     a period of 15 days from the date of receipt of said written instructions, the Collateral Agent may be removed by the Determining Secured Parties. Determining Secured Parties shall also have the right to appoint a successor Collateral Agent.

          (c) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, (a) the provisions of Sections 5.3 and 7.11
                                                          ---------------------
     shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, (b) any Collateral held in possession of the retiring Collateral Agent shall

INTERCREDITOR AGREEMENT - Page 19
     be delivered to the successor Collateral Agent, and (c) the retiring Collateral Agent shall assign all of its rights as secured party or other similar position with respect to all of the Collateral to the successor Collateral Agent for the pro rata benefit of the Secured Parties.
                              --- ----

     VII.7 Status of Successor. Every successor Collateral Agent appointed pursuant to Section 7.6 shall be a depository institution in good standing and
            -----------
having power to act as Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having capital and surplus no less than $250,000,000.

     VII.8 Merger of Collateral Agent. Any corporation into which Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which Collateral Agent shall be a party, or any corporation which is otherwise a successor of Collateral Agent, shall be Collateral Agent under this Intercreditor Agreement and the Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto except as required by applicable Law.

     VII.9 Treatment of Payee or Endorsee by Collateral Agent, Representatives of Lenders and Holders. Collateral Agent may treat the registered holder or, if none, the payee or endorsee of any promissory note or debenture evidencing the Bank Obligations or the Note Obligations as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

     VII.10 Non-Reliance on Collateral Agent. Each Secured Party expressly acknowledges that neither Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to them. Except for notices, reports and other documents expressly required to be furnished to Secured Parties by Collateral Agent hereunder, Collateral Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of any Debtor which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Collateral Agent and its affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to other existing and future relationships with any Debtor without any duty to account therefor to any Secured Party.

     VII.11 INDEMNIFICATION. SECURED PARTIES AGREE TO INDEMNIFY COLLATERAL AGENT (IN ITS CAPACITY AS SUCH), WITHOUT LIMITING THE OBLIGATION OF ANY DEBTOR TO DO SO, RATABLY ACCORDING TO THE POST-ACCELERATION SHARING PERCENTAGES OF SECURED PARTIES DETERMINED AT THE DATE OF ANY CLAIM BY COLLATERAL AGENT FOR INDEMNITY UNDER THIS SECTION, FROM AND AGAINST ANY AND ALL LIABILITIES,
                     -------
OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL) OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS INTERCREDITOR AGREEMENT,

INTERCREDITOR AGREEMENT - Page 20

THE BANK CREDIT AGREEMENT, THE NOTE AGREEMENTS, THE SECURITY DOCUMENTS, OR ANY DOCUMENTS CONTEMPLATED HEREBY OR THEREBY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY COLLATERAL AGENT HEREUNDER OR THEREUNDER OR IN CONNECTION THEREWITH, INCLUDING THE MERE NEGLIGENCE OF COLLATERAL AGENT, TO THE EXTENT THAT COLLATERAL AGENT HAS NOT BEEN INDEMNIFIED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES BUT EXCEPT TO THE EXTENT THAT SUCH CLAIM OR LIABILITY AROSE AS A RESULT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF COLLATERAL AGENT; PROVIDED, HOWEVER, IF ANY
                                                     --------  -------
ACTION BY COLLATERAL AGENT WAS NOT TAKEN WITH THE EXPRESS AUTHORIZATION OR CONSENT OF A SECURED PARTY, SUCH SECURED PARTY'S INDEMNIFICATION LIABILITY HEREUNDER FOR CLAIMS RESULTING FROM SUCH ACTION SHALL BE LIMITED TO THE AMOUNTS WHICH SUCH SECURED PARTY RECEIVES OR OTHERWISE WOULD BE ENTITLED TO RECEIVE UNDER THIS INTERCREDITOR AGREEMENT. SECURED PARTIES AGREE TO REIMBURSE COLLATERAL AGENT (TO THE EXTENT NOT REIMBURSED BY DEBTORS), RATABLY ACCORDING TO THE POST-ACCELERATION SHARING PERCENTAGES OF SECURED PARTIES, PROMPTLY UPON DEMAND FOR ANY OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATIVE, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS INTERCREDITOR AGREEMENT AND THE SECURITY DOCUMENTS, OR ANY OTHER DOCUMENTS CONTEMPLATED HEREBY OR THEREBY. THE AGREEMENTS IN THIS SECTION 7.11 SHALL SURVIVE THE PAYMENT OF THE BANK OBLIGATIONS, THE NOTE
        ------------
OBLIGATIONS AND THE TERMINATION OF THE OTHER PROVISIONS OF THIS INTERCREDITOR AGREEMENT.

VIII.  PARI PASSU PROVISIONS

     VIII.1 Agreement. Notwithstanding anything contained in the Bank Credit Agreement, the Note Agreements or any Security Document to the contrary, the terms and provisions of this Section 8.1 shall control. Lenders, Secured
                             -----------
Parties and Debtors agree that any security interests, pledges of stock, or other encumbrances of any Holder securing the Note Obligations, are and shall be subject to and pari passu with the security interests, pledges of stock or other encumbrances of Administrative Agent or any Lender securing payment of the Bank Obligations. Lenders, Secured Parties and Debtors agree that any and all of the rights and remedies of any Holder with respect to the Collateral shall remain subject to and pari passu with the rights and remedies of Administrative Agent and each Lender with respect thereto. In the event that Administrative Agent, any Lender or any Holder at any time obtains possession of any of the Collateral, it shall promptly deliver such Collateral to Collateral Agent, unless precluded by Law or judicial order.

     VIII.2 Authority of Collateral Agent. Each of the Secured Parties hereby irrevocably constitute and appoint Collateral Agent and any officer or agent thereof until such time as this Intercreditor Agreement terminates pursuant to
Section 9.9, with full power of substitution, as its
-----------

INTERCREDITOR AGREEMENT - Page 21
true and lawful attorney-in-fact with full power and authority in the name of such Secured Party or in Collateral Agent's own name, from time to time in Collateral Agent's discretion, to take any and all appropriate action permitted hereunder, under the Security Documents and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Intercreditor Agreement and the Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Secured Party hereby gives the Collateral Agent the power and rights on behalf of such Secured Party, without notice to or further assent by any Secured Party to do the following:

          (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;

          (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by Collateral Agent as, or in connection with, the Collateral;

          (iii) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

          (iv) to sell, transfer, release, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if Collateral Agent were the absolute owner thereof; and

          (v) to do, at its option, at any time or from time to time, all acts and things which Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

     Said attorney, Collateral Agent, is hereby granted and given full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers. Understanding that powers of attorney are strictly construed, each Secured Party declares that it is its expressed intention that this power of attorney shall be liberally construed to give the fullest effect to the powers granted herein.

     VIII.3 No Commencement of Any Proceeding. Each Secured Party agrees that, so long as any of the Bank Obligations or the Note Obligations shall remain unpaid, it will not exercise any right, power or remedy referred to in Section
                                                                       -------
8.2 hereof with respect to the Collateral without the consent of Collateral
---
Agent.

     VIII.4 Obligations Hereunder Not Affected. All agreements, rights and interests of Collateral Agent and Secured Parties and all agreements and obligations of Debtors hereunder, shall remain in full force and effect, irrespective of:

          (a) any lack of validity or enforceability of any of the Bank Credit Agreement, this Intercreditor Agreement, the Note Agreements, the Security Documents, or any other documents related thereto;

INTERCREDITOR AGREEMENT - Page 22

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Bank Obligations or the Note Obligations, or any other amendment or waiver of or any consent to departure from the Bank Credit Agreement, this Intercreditor Agreement, the Note Agreements, the Security Documents or any other documents related thereto;

          (c) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Bank Obligations or the Note Obligations; and

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Debtor in respect of the Bank Obligations or the Note Obligations.

     VIII.5 Reinstatement. This Intercreditor Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Bank Obligations or the Note Obligations is rescinded or must otherwise be returned by Collateral Agent upon the insolvency, bankruptcy or reorganization of any Debtor or otherwise, all as though such payment had not been made.

     VIII.6 Waiver. Each Debtor hereby waives, except as provided in the Security Documents, the Bank Credit Agreement or the Note Agreements, promptness, diligence, notice of acceptance and any other notice with respect to any of the Bank Obligations or the Note Obligations and this Intercreditor Agreement and any requirement that Collateral Agent protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Debtor or any other Person or any Collateral.

IX.  SECURED PARTIES

     IX.1 Cooperation. Each Secured Party agrees with each of the other Secured Parties and the Collateral Agent that:

          (a) it will from time to time provide such information to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation as referred to in Section 3.7 of this Intercreditor
                                       -----------
     Agreement or otherwise required for any other purpose hereof;

          (b) it will, from time to time consult with the Collateral Agent and the other Secured Parties in good faith regarding the enforcement of its rights with a view to recovering amounts due under the Credit Facilities;

          (c) it will, in the case of any Event of Default with respect to which it shall have received written notice from, or provided written notice to, the Borrower, promptly give each other Secured Party and the Collateral Agent written notice of such Event of Default (a "Notice of Event of Default"); and

INTERCREDITOR AGREEMENT - Page 23

          (d) it will give the Collateral Agent and each other Secured Party prompt written notice of any Acceleration of any of its Obligations.

     IX.2 Waivers of Rights. Except as otherwise expressly set forth herein, so long as the Obligations remain unpaid, the Secured Parties hereby agree to refrain from exercising any and all rights each may individually (i.e., other than through the Collateral Agent) now or hereafter have to exercise any right pursuant to the Security Documents, the Uniform Commercial Code as in effect in any applicable jurisdiction, or under similar provisions of the Laws of any jurisdiction or otherwise dispose of or retain any of the Collateral. The Secured Parties hereby agree not to take any action whatsoever to enforce any term or provision of the Security Documents or to enforce any right with respect to the Collateral, in conflict with this Intercreditor Agreement or the terms and provisions of the Security Documents.

     IX.3 Permitted Action by the Secured Parties. Any Secured Party may (but in no event shall be required to), without instruction from the Collateral Agent, take action permitted by applicable Law or in accordance with the terms of the Security Documents to preserve their rights and liens in any item of Collateral securing the payment and performance of the Obligations, including but not limited to curing any default or alleged default under any contract entered into by the Borrower or any of its Subsidiaries, paying any tax, fee or expense on behalf of the Borrower or any of its Subsidiaries, exercising any offset or recoupment rights and paying insurance premiums on behalf of the Borrower or any of its Subsidiaries so long as such action shall not impair the rights of the Collateral Agent or of any other Secured Party.

     IX.4 Right to Instruct Collateral Agent. Upon Acceleration under a Credit Facility, the Determining Secured Parties may instruct the Collateral Agent to liquidate the Collateral in the manner described in the Security Documents.

X.  MISCELLANEOUS

     X.1 Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be personally delivered or mailed by certified mail, postage prepaid, to the respective addresses specified herein, or, as to any party, to such other address as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder will be effective when personally delivered or mailed by certified mail, postage prepaid, addressed as aforesaid.

     X.2 No Waivers. No failure on the part of Collateral Agent or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Intercreditor Agreement or any Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     X.3 Amendments, Supplements and Waivers. The provisions of this Intercreditor Agreement may not be amended, modified or waived except by the written agreement of Debtors,

INTERCREDITOR AGREEMENT - Page 24

Collateral Agent and Determining Secured Parties; provided, however, that the provisions of Section 6.2 of this Intercreditor Agreement and this Section 9.3
              -----------                                          -----------
may not be amended, modified or waived except by the written agreement of Debtors, Collateral Agent and all of the Lenders and Holders. The provisions of each Security Document may not be amended, modified or waived except by the written agreement of the Debtor party thereto, Collateral Agent and Determining Secured Parties; provided, however, that no such amendment, modification or waiver shall be contrary to Section 6.2 hereof, or shall adversely affect the
                            -----------
interests of any Secured Party or release any security interest except as otherwise permitted by this Intercreditor Agreement or provide that any Person other than the Secured Parties and their respective successors and assigns shall have the benefits of the security interests created by any of the Security Documents. Any such supplemental agreements shall be binding upon Debtors, Collateral Agent, Secured Parties and their respective successors and assigns.

     X.4 Headings. The headings of Sections and subsections have been included herein and in the Security Documents for convenience only and should not be considered in interpreting this Intercreditor Agreement or the Security Documents.

     X.5 Severability. Any provision of this Intercreditor Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     X.6  Successors and Assigns.

          (a) This Intercreditor Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Intercreditor Agreement or any Collateral.

          (b) No provision of this Intercreditor Agreement shall restrict in any manner the assignment, participation or other transfer by any Secured Party of all or any part of its right, title or interest under any Credit Facility; provided that, unless the transferee becomes a Secured Party for
               --------
     purposes hereof in accordance with Section 10.6(c), the transferor Secured
                                        ---------------
     Party shall remain responsible for performance of this Intercreditor Agreement with respect to the interest transferred, all as more fully set forth herein, and the Collateral Agent shall have no responsibilities to and need not acknowledge the interests of such transferee.

          (c) In connection with an assignment of all, or of a proportionate part of all, of its right, title and interest under any Credit Facility to any bank, insurance company or other financial institution (the "Purchaser"), all in accordance with the applicable provisions of the relevant Credit Facility, such Purchaser shall become a Secured Party hereunder only upon (i) the written agreement of such transferor Secured Party and such Purchaser and (ii) the receipt by the Collateral Agent of a Supplement to Intercreditor Agreement substantially in the form of Exhibit
                                                                        -------
     A hereto executed and delivered by such Purchaser.
     -

INTERCREDITOR AGREEMENT - Page 25

     X.7 GOVERNING LAW. THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     X.8 Counterparts. This Intercreditor Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     X.9  Termination.

          (a) Upon (i) receipt by Collateral Agent from Secured Parties of a written direction to cause Collateral Agent's Liens under the Pledge Agreements to be released and discharged, (ii) payment in full of the Bank Obligations, the Note Obligations and all fees and expenses owing to Collateral Agent hereunder, (iii) termination of the Bank Credit Agreement and the Note Agreements, and (iv) execution by Collateral Agent of instruments of release and delivery of all of its interest in the Collateral to the respective Debtors, this Intercreditor Agreement shall terminate with respect to Collateral Agent and Secured Parties and all of their obligations hereunder shall cease; and the security interests of Collateral Agent as secured party created by Section 5.4 and by the
                                                  -----------
     Security Documents shall be released; provided, that the provisions of Sections 5.1, 5.3 and 7.11 shall not be affected by any such termination.
     ------------  ---     ----

          (b) Upon the first Business Day after the Maturity Date, if there are no Bank Obligations other than the LC Exposure and the LC Exposure is secured in full by cash collateral in accordance with Section 4.7 of this
                                                           -----------
     Intercreditor Agreement and Section 2.04(c) of the Bank Credit Agreement,
                                 ---------------
     this Intercreditor Agreement shall terminate with respect to the Collateral Agent and Secured Parties and all of their obligations hereunder shall cease; and the security interest of Collateral Agent as secured party created by Section 5.4 and by the Security Documents shall be assigned to a
                -----------
     collateral agent appointed by the Holders; provided, that the provisions of

     Sections 5.1, 5.3 and 7.11 shall not be affected by any such termination.
     --------------------------
     Collateral Agent shall execute such assignments of the Security Documents and related financing statements (in form and substance acceptable to Collateral Agent) as Prudential may reasonably require to further evidence such assignment and shall deliver to Prudential any Collateral in Collateral Agent's possession (other than cash collateral securing LC Exposure).

     X.10 Control. Notwithstanding anything contained herein which may be to the contrary, this Intercreditor Agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of any Debtor or any Subsidiary of the Borrower, by Collateral Agent or any Secured Party, or control, affirmative or negative, direct or indirect, by Collateral Agent or any Secured Party, over the programming, management, or any other aspect of the day-to-day operation of any Debtor or any Subsidiary, which control remains in Borrower, its shareholders and boards of directors.

INTERCREDITOR AGREEMENT - Page 26

     X.11 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

INTERCREDITOR AGREEMENT - Page 27

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

BORROWER:                               GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

Address:

2121 San Jacinto, Suite 2500
Dallas, Texas   75201                   By: /s/ PAUL W. FEHLMAN
Attention:  Paul W. Fehlman                --------------------------------
           ---------------------           Name: Paul W. Fehlman
Fax No.:  214-953-4594                          ---------------------------
        ------------------------           Title: Treasurer
                                                 --------------------------

MATERIAL SUBSIDIARIES:                  GPX CORP., a Nevada corporation

Address:

2121 San Jacinto, Suite 2500
Dallas, Texas   75201                   By: /s/ PAUL W. FEHLMAN
Attention:  Paul W. Fehlman                --------------------------------
Fax No.:  (214) 953-4594                   Name: Paul W. Fehlman
                                                ---------------------------
                                           Title: Treasurer
                                                 --------------------------

                                        HARBISON-WALKER REFRACTORIES
                                        COMPANY, a Delaware corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.:  214-953-4594                     Title: Treasurer
        -----------------------                 ---------------------------

                                        GLOBAL PROCESSING SYSTEMS, INC.,
                                        a Delaware corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------


INTERCREDITOR AGREEMENT - Page 28

                                        CORROSION TECHNOLOGY INTERNATIONAL,
                                        INC., a Delaware corporation

Address:   2121 San Jacinto St.
           Suite 2500
           Dallas, TX 75201
                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------


                                        A.P. GREEN REFRACTORIES, INC.,
                                        a Delaware corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------


                                        A.P. GREEN INDUSTRIES, INC.,
                                        a Delaware corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------


                                        DETRICK REFRACTORY FIBERS INC.,
                                        a Mississippi corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------

INTERCREDITOR AGREEMENT - Page 29

                                        POLYMER PIPE TECHNOLOGY, INC.,
                                        a Delaware corporation

Address:   2121 San Jacinto St.
           Suite 2500
           Dallas, TX 75201
                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------

                                        CORROSION IP CORP.,
                                        a Nevada corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------


                                        GLOBAL INDUSTRIAL TECHNOLOGIES
                                        SERVICES COMPANY, a Delaware corporation

Address:


                                        By: /s/ PAUL W. FEHLMAN
                                           --------------------------------
Attention: Paul W. Fehlman                 Name: Paul W. Fehlman
          ---------------------                 ---------------------------
Fax No.: 214-953-4594                      Title: Treasurer
        -----------------------                 ---------------------------

COLLATERAL AGENT:                       CHASE BANK OF TEXAS,
                                        NATIONAL ASSOCIATION,
Address:                                as Collateral Agent
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201                    By: /s/ MAE K. REEVES
                                           --------------------------------
Attention:  Mae K. Reeves                  Name: Mae K. Reeves
                                                ---------------------------
Fax No.:    (214) 965-2044                 Title: Vice President
                                                 --------------------------

INTERCREDITOR AGREEMENT - Page 30

ADMINISTRATIVE AGENT:                         CHASE BANK OF TEXAS,
                                              NATIONAL ASSOCIATION,
Address:                                      as Administrative Agent

2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201
Attention:  Mae K. Reeves                     By: /s/ MAE REEVES
                                                 ---------------------------
Fax No.:    (214) 965-2044                       Name: Mae Reeves
                                                      ----------------------
                                                 Title: Vice President
                                                      ----------------------

ISSUING BANK:                                 ABN AMRO BANK N.V., HOUSTON AGENCY
                                              as Issuing Bank
Address:

Three Riverway, Suite 1700
Houston, Texas 77056                          By: /s/ DIEGO PUIGGARI
                                                 ---------------------------
Attention:  Diego Puiggari                       Name:
                                                        Diego Puiggari
Fax No.:    (713) 961-1699                       ---------------------------
                                                 Title:
                                                        Group Vice President
                                                 ---------------------------



                                              By: /s/ ERIC R. HOLLINGSWORTH
                                                 ---------------------------
                                                 Name: Eric R. Hollingsworth
                                                      ----------------------
                                                 Title: Vice President
                                                       ---------------------

LENDERS:                                      CHASE BANK OF TEXAS,
                                              NATIONAL ASSOCIATION
Address:
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201                          By: /s/ MAE REEVES
                                                 ---------------------------
Attention:  Mae K. Reeves                        Name: Mae K. Reeves
                                                      ----------------------
Fax No.:    (214) 965-2044                       Title: Vice President
                                                       ---------------------

                                              PNC BANK, NATIONAL ASSOCIATION

Address:

249 Fifth Avenue, 2nd Floor
Pittsburgh, Pennsylvania  15222-2707          By: /s/ DARLENE B. KRUTH
                                                 ---------------------------
Attention:  Philip Liebscher                     Name: Darlene B. Kruth
                                                      ----------------------
Fax No.:    (412) 762-6484                       Title: Assistant Vice
                                                        President
                                                      ----------------------

INTERCREDITOR AGREEMENT - Page 31

                                    ABN-AMRO BANK N.V., HOUSTON AGENCY

Address:

Three Riverway, Suite 1700
Houston, Texas  77056  By:          By:     /s/  Diego Puiggari
Attention:  Diego Puiggari             -------------------------------
Fax No.:    (713) 961-1699             Name:     Diego Puiggari
                                            --------------------------
                                       Title:    Group Vice President
                                            --------------------------


                                    By:   /s/  Eric R. Hollingsworth
                                       -------------------------------
                                       Name:   Eric R. Hollingsworth
                                            --------------------------
                                       Title:  Vice President
                                            --------------------------

HOLDERS:                            THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA
Address:

c/o Prudential Capital
2200 Ross Avenue                    By:  /s/   R. Chris Busbee
Dallas, Texas   75201                  -------------------------------

Attention:                             Name:   R. Chris Busbee
           ------------------------         --------------------------
Fax No.:
           ------------------------    Title:  Vice President
                                            --------------------------

                                    U.S. PRIVATE PLACEMENT FUND

Address:                            By:   Prudential Private Placement
                                            Investors, L.P., Investment Advisor

                                    By:   Prudential Private Placement
Attention:                                  Investors, Inc., its General Partner
           ------------------------
Fax No.:
           ------------------------

                                        By:  /s/  R. Chris Busbee
                                           ---------------------------
                                           Name:  R. Chris Busbee
                                                ----------------------
                                           Title: Vice President
                                                ----------------------



INTERCREDITOR AGREEMENT - Page 32

                                PRINCIPAL LIFE INSURANCE COMPANY

Address:


                                        By:  /s/  JoEllen J. Watts
                                           --------------------------------
Attention:                                 Name:  JoEllen J. Watts
          ---------------------                 ---------------------------
Fax No.:                                   Title: Counsel
        -----------------------                 ---------------------------



                                        By:  /s/  Stephen G. Skrivanek
                                           --------------------------------
                                           Name:  Stephen G. Skrivanek
                                                ---------------------------
                                           Title: Counsel
                                                ---------------------------


INTERCREDITOR AGREEMENT - Page 33

                                 Exhibit A
                                 ---------

                     SUPPLEMENT TO INTERCREDITOR AGREEMENT
                              (SUCCESSOR LENDERS)

                                                            [Date]

     Re: Intercreditor Agreement dated as of July 30, 1999, made by Chase Bank of Texas, National Association, as Collateral Agent for itself and the other Secured Parties (the "Intercreditor Agreement"); capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Intercreditor Agreement.

Ladies and Gentlemen:

     We acknowledge that we have received a copy of the Intercreditor Agreement and we refer to Section 10.6 thereof.
                ------------

     Upon your receipt of this Supplement, we (a) shall have all the rights and benefits of a "Secured Party" under the Intercreditor Agreement as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if we were an original signatory thereto.

     [We hereby advise you that we have succeeded to [[_______]% of] the interest of [applicable holder of Notes] under the Note Agreement and have assumed the obligations of [applicable holder of Notes] thereunder.]

     [We hereby advise you that we have succeeded to [[______]% of] the interest of [applicable Lender] under the Bank Credit Agreement and have assumed the obligations of [applicable Lender] thereunder.]

     We hereby advise you of the following administrative details:

     Address:
     Facsimile:
     Telephone:

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed by its proper officer thereunto duly authorized.

                              [NEW LENDER]



                              By:
                                 ---------------------------------
                                  Name:
                                        --------------------------
                                  Title:
                                        --------------------------